UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08234

TIFF Investment Program
(Exact name of Registrant as specified in charter)

170 N. Radnor Chester Road, Suite 300 Radnor, PA	19087
(Address of chief executive offices)	(Zip code)

Richard J. Flannery

President and Chief Executive Officer

TIFF Investment Program

170 N. Radnor Chester Road, Suite 300

Radnor, PA 19087

with a copy to:

Kristin H. Ives, Esq.

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

(Name and address of agent for service)

Registrant’s telephone number, including area code:		610.684.8000

Date of fiscal year end:	12/31/2016

Date of reporting period:	1/1/16 – 12/31/16

Item 1. Reports to Stockholders.

(Annual Report for the period 1/1/16 through 12/31/16 is filed herewith)

TIFF Investment Program
2016 Annual Report	DECEMBER 31, 2016

About TIFF

The Investment Fund for Foundations (TIFF), founded in 1991, is a not-for-profit organization that seeks to improve the investment returns of endowed non-profits by making available to them a series of multi-manager investment strategies, plus resources aimed at enhancing fiduciaries’ knowledge of investing.

TIFF Mutual Funds

TIFF Investment Program (TIP) is comprised of no-load mutual funds available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations meeting specified accreditation requirements. TIP consists of two mutual funds at present: TIFF Multi-Asset Fund (MAF) and TIFF Short-Term Fund (STF). TIFF Advisory Services, Inc. (TAS) serves as the investment advisor to the funds. MAF operates primarily on a multi-manager basis, and TAS has responsibility for the time-intensive task of selecting money managers and other vendors for the fund as well as for the all-important task of asset allocation. With respect to STF, TAS is responsible for the day-to-day management of all of the fund’s assets.

Financial Statements

TIP is pleased to provide this Annual Report for the year ended December 31, 2016. Additional information regarding the performance of the mutual funds described herein has been provided to members via the TIFF Multi-Asset Fund quarterly reports and at www.tiff.org for STF reporting.

For Further Information

As always, we welcome the opportunity to discuss any aspect of TIFF’s services as well as answer any questions about these financial statements. For further information about TIFF, please call us at 610-684-8200 or visit www.tiff.org.

March 1, 2017

Copyright © 2017 • All rights reserved • This report is intended for institutional investors only and may not be reproduced or distributed without written permission from TIFF.

TIFF Multi-Asset Fund	December 31, 2016
Portfolio Management Review (Unaudited)

TIFF Multi-Asset Fund (MAF) underwent a number of significant portfolio changes over the course of 2016 with the arrival in late 2015 of TAS’s new Chief Investment Officer, Jay Willoughby. The broad effort was intended to better position the fund to meet its long-term objectives, particularly through the addition of new diversified return streams, many of which are expected to have low or zero correlation to equity markets. The work, detailed later in this discussion, was largely completed as of year-end, a bit ahead of schedule. At the same time, MAF struggled during 2016 to deliver satisfying performance.

Performance Review

The fund gained 4.45% for the full year 2016, before the deduction of entry and exit fees. This result lagged MAF’s primary long-term benchmark of CPI + 5%, which returned 7.17% in 2016. The return also lagged MAF’s Constructed Index (CI), which returned 6.00% for the year. For complete, annualized performance data, including the effects of MAF’s 0.50% entry and exit fees, please see the table on page 4. TAS’s allocation of capital among the three CI segments accounted for a small portion of the fund’s underperformance relative to the CI. The lion’s share of underperformance was attributable to the combined effects of how TAS allocated capital among managers within each segment and how well or poorly managers fared in selecting securities.

Key equity and fixed income markets rebounded in 2016 from a lackluster prior year, with US stocks leading the way in delivering solid gains. Commodities and emerging markets fared substantially better than in 2015, while non-US developed markets generally struggled. The year saw two significant political surprises that impacted markets substantially: the so-called Brexit vote in the UK to withdraw from the European Union and the victory of Donald Trump in the US presidential election under an “America First” banner that included vows to deregulate the economy and reform the tax structure. MAF’s managers were unable to take full advantage of the market opportunities that, in hindsight, emerged during the year. The fund especially suffered late in the year, in part because of the timing of certain portfolio changes coupled with the impact of the shifting political wind in the US. In addition, one of the fund’s best-performing managers over the last few years performed quite poorly in 2016 (after a careful review, the manager will remain on MAF’s roster).

In the first half of the year, markets shifted materially from 2015. For example, MAF managers with exposure to gold, materials, and energy — “losers” in 2015 — helped the most in the first half, while those exposed to consumer discretionary and especially airline stocks — 2015’s “winners” — cost the fund. Currency issues also came to the fore with the persistent rise of the US dollar against major global currencies. MAF was able to implement currency hedges at the portfolio level to reduce the impact of the dollar’s swings against the Japanese yen.

The final quarter of 2016 proved quite difficult for MAF. In the equity-oriented assets segment, the fund’s emerging markets and developed Asia managers could not escape the broad trends in their geographies in 4Q, and US dollar-based returns suffered from the rapid appreciation of the dollar, particularly after Mr. Trump’s surprise election victory. MAF’s currency hedging program is not meant to eliminate the impact of foreign exchange exposure, as market changes cannot be foreseen. Rather, the program is aimed at limiting the impact by introducing hedges as foreign exchange exposures exceed certain trigger levels. With the dollar gaining more than 7% in the fourth quarter against a basket of currencies representing the largest US trading partners, the value of certain non-US securities in MAF’s portfolio suffered.

MAF’s diversifying segment also struggled during the fourth quarter. The addition of new systematic managers (see the discussion below) came, it turned out, at an inopportune time. Significant market shifts, or regime changes, where one set of stocks gains favor while another is shunned, are generally tough on some of these systematic managers (at least in the short-run), and the post-Trump election rotations hurt MAF’s managers. The primary post-election shift saw cyclical stocks (industrials, materials, energy and bank stocks especially) generally leading the sector groupings while some of the previous leaders in the staples, telecom and utility sectors lagged. As these managers’ trading models catch up with the new regime of favored stocks, TAS hopes to see these strategies begin to add value.

TIFF Multi-Asset Fund	December 31, 2016
Portfolio Management Review (Unaudited) (continued)

Portfolio Changes

As noted earlier, MAF’s manager roster underwent meaningful change in 2016, largely completing a set of shifts designed to better position the fund for long-term success. Over the course of the year, 12 new underlying managers were added to the roster, either through a separately managed account, a fund investment, or swap exposure. The fund eliminated specified exposure to two asset segments no longer in the CI — commodities and real estate investment trusts (REITs) — and fully redeemed from six managers. Four of the new managers fell within the equity-oriented assets segment and eight within diversifying strategies. The net effect was to slightly enlarge the roster while slightly decreasing the average capital allocation to each manager.

The primary, overriding goal of the various roster moves was diversification, specifically to add return streams to the fund that are expected to be uncorrelated to each other and to broad equity market trends. Within equity-oriented assets, the fund added two experienced China-focused equity managers in an effort to take advantage of a large, fast-growing and inefficient equity market. The fund added exposure through swaps to portfolios managed by a highly regarded equity manager that focuses on short-selling. Within diversifying strategies, MAF added a number of “systematic” strategies where quantitative models are used to frequently trade securities based on an identifiable proprietary edge. These strategies include the identification of short-term market trends, of weather patterns (to exploit energy market anomalies), and of currency market patterns, among others. In addition, MAF added a US long/short fund focusing on small-capitalization stocks.

MAF’s allocation to equity-oriented assets, which is roughly in line with or slightly above the CI’s 65% weight, dominates the portfolio because such an allocation is deemed necessary in seeking to meet the fund’s long-term goal of generating a return exceeding CPI inflation + 5%. Given this weight to equities and the calculated risk it entails, a proper set of hedging assets is required as ballast for the fund. That ballast is unlikely to come from fixed income, as further increases in bond yields, and accompanying declines in bond prices, are viewed as likely in the next several years. Thus, MAF’s diversifying strategies segment will be looked upon to serve as a hedge against broad equity market volatility and as a potential source of well-diversified returns, regardless of market conditions.

Looking ahead to 2017, two or three additional diversifying managers may be added to the fund roster, and TAS is evaluating other potential opportunities in Europe. Although some new managers got off to a difficult start in 2016, MAF’s diversifying strategies segment is, in TAS’s opinion, much stronger than it was a year ago. Overall, TAS is satisfied with MAF’s positioning. The fund is at or very near its CI target weights for each asset category: slightly overweight in stocks (including cash held by managers), nearing the diversifying target but still a tad underweight, and roughly in line in fixed income. TAS believes the fund’s lineup of managers and its allocation, closely mirroring CI targets, better align MAF’s portfolio with the fund’s goals, and TAS hopes to see positive movement toward those goals in 2017.

TIFF Multi-Asset Fund	December 31, 2016

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Total return assumes reinvestment of dividends. Performance data for the most recent month-end and additional performance information may be obtained by visiting TIFF’s website at www.tiff.org. While the fund is no-load, management fees and other expenses will apply. Please refer to the prospectus for further details.

The fund may use leverage; invests in illiquid securities, non-US securities, small capitalization stocks, derivatives, below investment grade bonds, and real-estate oriented investments; and engages in shortselling. Non-US securities may entail political, economic, and currency risks different from those of US securities and may be issued by entities adhering to different accounting standards than those governing US issuers. Small capitalization stocks may entail different risks than larger capitalization stocks, including potentially lesser degrees of liquidity. The fund or certain of its money managers invest routinely and, at times, significantly in derivatives, certain of which are deemed by the SEC to be highly speculative. Short selling of securities may increase the potential for loss if a manager has difficulty covering a short position. Leverage may accelerate the velocity and magnitude of potential losses. Not more than 20% of the fund’s assets may be invested in debt obligations rated below investment grade (i.e., having a rating lower than BBB by Standard & Poor’s or Baa by Moody’s) or unrated but deemed to be of similar quality. Bonds rated below investment grade are commonly referred to as “junk bonds.” Investors should be aware of the risks involved with investing in REITs and real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. As a multi-manager fund, the fund may experience higher transaction costs than a fund managed by a single manager and the fund may not be able to combine money managers such that their styles are complementary.

Fund Performance (Unaudited)	Total return for the periods ended 12/31/16

	Calendar Year 2016	3-Year Annualized	5-Year Annualized	10-Year Annualized	Annualized Since Inception	Cumulative Since Inception
Before Deduction of Entry/Exit Fees	4.45%	1.21%	6.15%	4.96%	7.49%	381.61%
After Deduction of Entry/Exit Fees	3.42%	0.88%	5.94%	4.85%	7.44%	376.82%
MSCI ACW Index	7.86%	3.13%	9.36%	3.56%	6.54%	296.98%
CPI + 5% per annum	7.17%	6.24%	6.42%	6.89%	7.27%	359.93%
MAF Constructed Index	6.00%	1.84%	5.21%	3.65%	6.88%	324.92%
65/35 Mix	6.17%	3.22%	6.97%	4.23%	6.54%	296.94%

See Index Descriptions on page 56 for details and descriptions of MAF Indices.

Total return assumes dividend reinvestment. MAF’s annualized expense ratio for calendar year 2015 was 1.51% (a regulatory mandate requires the use in this report of the same expense ratio as that appearing in the latest fund prospectus). The expense ratio reflects fund expenses for the year ended December 31, 2015, which are expected to vary over time. The expense ratio is expressed as a percentage of average net assets. The expense ratio may differ for 2016.

Commencement of operations was March 31, 1995. The fund assesses entry and exit fees of 0.50%, expressed as a percentage of the purchase or redemption amount, which fees are retained by the fund. Total return before deductions of entry and exit fees assumes there were no purchases or redemptions during the period. Total return after deductions of entry and exit fees assumes a single purchase of shares at the beginning of the period and a single redemption of shares at the end of the period.

TIFF Multi-Asset Fund	December 31, 2016
Performance of a $2,500,000 Investment (Unaudited)	Ten year period ended 12/31/16

See Index Descriptions on pages 56–57 for details and descriptions of MAF Indices.

Past performance is not a guarantee of future results.

The fund’s performance assumes the reinvestment of all dividends and distributions and includes the effects of the current 0.50% entry and exit fees received by the fund, but does not reflect the deduction of taxes that a member subject to tax would pay on fund distributions or the redemption of fund shares.

TIFF Multi-Asset Fund	December 31, 2016

Summary Schedule of Investments (Unaudited)

Foreign Common Stocks	30.3%
US Common Stocks	20.5%
Private Investment Funds	14.8%
US Treasury Bonds/Notes	10.4%
US Treasury Bills	10.3%
Repurchase Agreement	7.6%
Exchange-Traded Funds (ETFs)	3.7%
Participation Notes	0.9%
Preferred Stocks	0.4%
Warrants	0.1%
Publicly Traded Limited Partnerships	0.0%
Disputed Claims Receipt	0.0%
Purchased Option Contracts	0.0%
Rights	0.0%
Total Investments	99.0%
Other Assets in Excess of Liabilities	1.0%
Net Assets	100.0%

Fund holdings and sector weightings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for complete holdings information. Current and future holdings are subject to risk. Diversification does not ensure a profit or protect against loss in declining markets.

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund	December 31, 2016
Fund Expenses (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including entry and exit fees; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as entry fees or exit fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Including Interest and Dividend Expense**			Excluding Interest and Dividend Expense**
	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During the Period* 7/1/16 – 12/31/16	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During the Period* 7/1/16 – 12/31/16
1) Actual	$1,000.00	$1,035.10	$5.47	$1,000.00	$1,035.10	$5.47
2) Hypothetical	$1,000.00	$1,019.76	$5.43	$1,000.00	$1,019.76	$5.43
*	Expenses are equal to the fund’s annualized expense ratio of 1.07% (calculated over a six-month period, which may differ from the fund’s actual expense ratio for the full year), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Excluding interest and dividend expense, expenses incurred by the fund were 1.07%. The expense ratios do not include the fees and expenses associated with investments made in acquired funds; such fees and expenses are reflected in the acquired funds’ total return.
**	Interest expense is interest paid on securities sold short; dividend expense is dividends paid on securities sold short.

TIFF Multi-Asset Fund	December 31, 2016
Financial Highlights

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
For a share outstanding throughout each period
Net asset value, beginning of year	$14.25	$15.31	$16.26	$15.80	$14.54
Income (loss) from investment operations
Net investment income (a)	0.10	0.10	0.09	0.01	0.17
Net realized and unrealized gain (loss) on investments	0.51	(0.38)	0.05	2.15	1.84
Total from investment operations	0.61	(0.28)	0.14	2.16	2.01
Less distributions from
Net investment income	(0.04)	(0.20)	(0.11)	(0.17)	(0.30)
Net realized gains	(0.30)	(0.50)	(0.99)	(1.55)	(0.47)
Return of capital	(0.42)	(0.10)	—	—	—
Total distributions	(0.76)	(0.80)	(1.10)	(1.72)	(0.77)
Entry/exit fee per share (a)	0.02	0.02	0.01	0.02	0.02
Net asset value, end of year	$14.12	$14.25	$15.31	$16.26	$15.80
Total return (b)	4.45%	(1.72)%	1.00%	14.02%	14.00%
Ratios/supplemental data
Net assets, end of year (000s)	$4,126,979	$4,837,688	$5,757,318	$5,770,761	$4,923,265
Ratio of expenses to average net assets (c)	0.90%	0.85%	1.18%	1.31%	0.94%
Ratio of expenses to average net assets, excluding interest and dividend expense (c)	0.87%	0.76%	0.85%	0.90%	0.81%
Ratio of net investment income to average net assets	0.70%	0.68%	0.52%	0.06%	1.07%
Portfolio turnover	65%	62%	94%	106%	54%
(a)	Calculation based on average shares outstanding.
(b)	Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, it does not reflect the deduction of such fees from a member’s purchase or redemption transaction. Therefore, a member’s total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member.
(c)	The expense ratio does not include the fees and expenses associated with investments made in acquired funds; such fees and expenses are reflected in the acquired funds’ total return.

See accompanying Notes to Financial Statements.

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TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2016

	Number of Shares	Value
Investments — 99.0% of net assets
Common Stocks — 50.8%
US Common Stocks — 20.5%
Aerospace & Defense — 0.2%
DigitalGlobe, Inc. (a)	93,000	$2,664,450
L3 Technologies, Inc.	17,610	2,678,657
NII Holdings, Inc. (a)	30,677	65,956
Northrop Grumman Corp.	6,830	1,588,521
Raytheon Co.	2,223	315,666
		7,313,250
Air Freight & Logistics — 0.0%
FedEx Corp.	8,270	1,539,874
Airlines — 0.9%
Alaska Air Group, Inc.	7,727	685,617
American Airlines Group, Inc.	85,521	3,992,975
Delta Air Lines, Inc.	539,486	26,537,316
Southwest Airlines Co.	32,289	1,609,284
United Continental Holdings, Inc. (a)	38,107	2,777,238
		35,602,430
Auto Components — 0.1%
Goodyear Tire & Rubber Co. (The)	44,345	1,368,930
Johnson Controls International plc	18,062	743,974
Nexteer Automotive Group, Ltd.	479,782	566,461
		2,679,365
Automobiles — 0.1%
Ford Motor Co.	75,037	910,199
General Motors Co.	47,196	1,644,309
Thor Industries, Inc.	1,211	121,160
		2,675,668
Beverages — 0.3%
Dr Pepper Snapple Group, Inc.	20,758	1,882,128
PepsiCo, Inc.	83,301	8,715,783
		10,597,911
Biotechnology — 0.1%
Amgen, Inc.	13,093	1,914,327
Biogen, Inc. (a)	5,908	1,675,391
Dynavax Technologies Corp. (a)	27,293	107,807
Gilead Sciences, Inc.	25,962	1,859,139
		5,556,664
Building Products — 0.2%
Masco Corp.	37,385	1,182,114
USG Corp. (a)	248,562	7,178,470
		8,360,584
Capital Markets — 0.1%
Charles Schwab Corp. (The)	25,390	1,002,143
E*TRADE Financial Corp. (a)	44,758	1,550,865
Morgan Stanley	13,993	591,204
Northern Trust Corp.	12,009	1,069,402
		4,213,614
Chemicals — 0.7%
Air Products & Chemicals, Inc.	51,789	7,448,294
Calgon Carbon Corp.	364,000	6,188,000

	Number of Shares	Value
Celanese Corp., Series A	1,873	$147,480
CF Industries Holdings, Inc.	4,441	139,803
Dow Chemical Co. (The)	6,802	389,210
Ingevity Corp. (a)	682	37,415
LyondellBasell Industries NV, Class A	20,295	1,740,905
Monsanto Co.	6,839	719,531
Mosaic Co. (The)	362,496	10,632,008
Scotts Miracle-Gro Co. (The), Class A	4,984	476,221
Sherwin-Williams Co. (The)	3,136	842,769
Terravia Holdings, Inc. (a)	557,702	641,357
		29,402,993
Commercial Banks — 0.2%
Citizens Financial Group, Inc.	72,459	2,581,714
Huntington Bancshares Inc.	21,855	288,923
SunTrust Banks, Inc.	29,839	1,636,669
Wells Fargo & Co.	60,680	3,344,075
		7,851,381
Commercial Services & Supplies — 0.0%
Waste Management, Inc.	2,066	146,500
Communications Equipment — 0.2%
ARRIS International plc (a)	34,574	1,041,715
Cisco Systems, Inc.	15,864	479,410
EchoStar Corp., Class A (a)	56,370	2,896,854
NetScout Systems, Inc. (a)	95,568	3,010,392
		7,428,371
Computers & Peripherals — 0.4%
Apple, Inc.	130,488	15,113,120
Hewlett Packard Enterprise Co.	45,496	1,052,777
HP, Inc.	67,510	1,001,848
NetApp, Inc.	11,465	404,371
Seagate Technology plc	13,768	525,525
Western Digital Corp.	4,027	273,635
		18,371,276
Construction & Engineering — 0.1%
Dycom Industries, Inc. (a)	17,174	1,378,900
Fluor Corp.	1,639	86,080
KBR, Inc.	82,585	1,378,344
Quanta Services, Inc. (a)	43,114	1,502,523
		4,345,847
Consumer Finance — 0.2%
American Express Co.	22,090	1,636,427
Capital One Financial Corp.	20,144	1,757,363
FirstCash, Inc.	5,683	267,101
Synchrony Financial	87,520	3,174,350
		6,835,241
Containers & Packaging — 0.1%
AptarGroup, Inc.	5,986	439,672
Avery Dennison Corp.	10,700	751,354
Crown Holdings, Inc. (a)	16,900	888,433
Sealed Air Corp.	65,401	2,965,281
WestRock Co.	4,097	208,005
		5,252,745

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2016

	Number of Shares	Value
Diversified Consumer Services — 0.2%
Houghton Mifflin Harcourt Co. (a)	564,226	$6,121,852
Sotheby's (a)	11,393	454,125
		6,575,977
Diversified Financial Services — 2.0%
Bank of America Corp.	1,339,832	29,610,287
Citigroup, Inc.	250,776	14,903,618
Conyers Park Acquisition Corp. (UNIT) (a)	162,350	1,761,498
JPMorgan Chase & Co.	420,611	36,294,523
Leucadia National Corp.	3,559	82,747
Moody's Corp.	1,260	118,780
		82,771,453
Diversified Telecommunication Services — 0.2%
AT&T, Inc.	40,543	1,724,294
Level 3 Communications, Inc. (a)	40,145	2,262,572
Verizon Communications, Inc.	54,327	2,899,975
		6,886,841
Electric Utilities — 0.1%
Duke Energy Corp.	12,275	952,785
Edison International	9,129	657,197
Entergy Corp.	17,177	1,261,994
Exelon Corp.	2,734	97,030
		2,969,006
Electrical Equipment — 0.2%
BWX Technologies, Inc.	169,200	6,717,240
Electronic Equipment, Instruments & Components — 0.6%
Corning, Inc.	4,989	121,083
Dolby Laboratories, Inc., Class A	89,079	4,025,480
FLIR Systems, Inc.	283,500	10,259,865
Knowles Corp. (a)	529,194	8,842,832
		23,249,260
Energy Equipment & Services — 0.1%
Ensco plc, Class A	84,741	823,683
Halliburton Co.	2,038	110,235
Helmerich & Payne, Inc.	14,808	1,146,139
		2,080,057
Food & Staples Retailing — 0.7%
Costco Wholesale Corp.	17,583	2,815,214
Kroger Co. (The)	47,774	1,648,681
Smart & Final Stores, Inc. (a)	206,216	2,907,646
Sysco Corp.	23,914	1,324,118
Wal-Mart Stores, Inc.	258,686	17,880,376
Walgreens Boots Alliance, Inc.	12,005	993,534
		27,569,569
Food Products — 0.2%
JM Smucker Co. (The)	64,786	8,296,495
Tyson Foods, Inc., Class A	13,114	808,872
		9,105,367
Health Care Equipment & Supplies — 0.9%
Baxter International, Inc.	24,738	1,096,883
CR Bard, Inc.	42,788	9,612,752
Halyard Health, Inc. (a)	116,400	4,304,472

	Number of Shares	Value
IDEXX Laboratories, Inc. (a)	93,414	$10,954,660
Stryker Corp.	89,071	10,671,596
		36,640,363
Health Care Providers & Services — 0.3%
Anthem, Inc.	18,343	2,637,173
Joint Corp. (The) (a)	50,626	134,159
Patterson Companies, Inc.	71,000	2,913,130
Quest Diagnostics, Inc.	13,892	1,276,675
UnitedHealth Group, Inc.	8,051	1,288,482
VCA Antech, Inc. (a)	88,700	6,089,255
		14,338,874
Health Care Technology — 0.2%
Allscripts Healthcare Solutions, Inc. (a)	668,861	6,829,071
Hotels, Restaurants & Leisure — 0.3%
Aramark	9,573	341,948
Boyd Gaming Corp. (a)	10,660	215,012
Carnival Corp.	18,625	969,618
ILG, Inc.	4,371	79,421
Marriott International Inc., Class A	112,643	9,313,323
McDonald's Corp.	8,865	1,079,048
MGM Resorts International (a)	69,607	2,006,770
Papa John's International, Inc.	2,549	218,143
Popeyes Louisiana Kitchen, Inc. (a)	2,807	169,767
		14,393,050
Household Durables — 0.0%
Mohawk Industries, Inc. (a)	2,523	503,793
TopBuild Corp. (a)	1,261	44,892
Whirlpool Corp.	1,367	248,479
		797,164
Household Products — 0.2%
Colgate-Palmolive Co.	84,238	5,512,535
Procter & Gamble Co. (The)	10,736	902,683
		6,415,218
Independent Power Producers & Energy Traders — 0.0%
AES Corp. (The)	113,186	1,315,221
NRG Energy, Inc.	5,811	71,243
		1,386,464
Industrial Conglomerates — 0.2%
3M Co.	40,667	7,261,906
Insurance — 0.4%
Aflac, Inc.	10,938	761,285
Allstate Corp. (The)	21,157	1,568,157
American International Group, Inc.	74,668	4,876,567
Berkshire Hathaway, Inc., Class B (a)	12,147	1,979,718
Lincoln National Corp.	8,528	565,151
Loews Corp.	5,312	248,761
Markel Corp. (a)	561	507,424
MBIA, Inc. (a)	205,737	2,201,386
Prudential Financial, Inc.	5,642	587,107
Travelers Companies, Inc. (The)	4,119	504,248
Unum Group	14,393	632,284
		14,432,088

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2016

	Number of Shares	Value
Internet & Catalog Retail — 0.8%
Amazon.com, Inc. (a)	36,977	$27,727,943
Blue Nile, Inc.	7,384	300,012
Liberty Expedia Holdings, Inc. (a)	1,383	54,863
Liberty Interactive Corp. QVC Group, Class A (a)	20,206	403,716
Liberty TripAdvisor Holdings, Inc., Class A (a)	9,264	139,423
Liberty Ventures, Series A (a)	2,072	76,395
Priceline.com, Inc. (a)	1,778	2,606,655
TripAdvisor, Inc. (a)	6,471	300,060
		31,609,067
Internet Software & Services — 1.3%
Alphabet, Inc., Class A (a)	25,520	20,223,324
Alphabet, Inc., Class C (a)	4,749	3,665,373
ChannelAdvisor Corp. (a)	237,502	3,408,154
CommerceHub, Inc., Series A (a)	464	6,965
CommerceHub, Inc., Series C (a)	928	13,948
Cornerstone OnDemand, Inc. (a)	139,379	5,897,125
eBay, Inc. (a)	81,624	2,423,416
Facebook, Inc., Class A (a)	105,698	12,160,555
Pandora Media, Inc. (a)	446,467	5,821,930
Twitter, Inc. (a)	10,109	164,777
VeriSign, Inc. (a)	17,215	1,309,545
		55,095,112
IT Services — 0.7%
Alliance Data Systems Corp.	2,177	497,445
Automatic Data Processing, Inc.	87,467	8,989,858
Cognizant Technology Solutions Corp., Class A (a)	9,001	504,326
Computer Sciences Corp.	56,807	3,375,472
CoreLogic, Inc. (a)	15,153	558,085
EPAM Systems, Inc. (a)	8,939	574,867
Gartner Group, Inc. (a)	5,433	549,113
Genpact, Ltd. (a)	1,615	39,309
Hackett Group, Inc. (The)	36,325	641,500
Mastercard, Inc., Class A	12,714	1,312,720
PayPal Holdings, Inc. (a)	47,551	1,876,838
Teradata Corp. (a)	34,913	948,586
Visa, Inc., Class A	126,269	9,851,507
Xerox Corp.	111,868	976,608
		30,696,234
Leisure Equipment & Products — 0.0%
Hasbro, Inc.	25,401	1,975,944
Life Sciences Tools & Services — 0.4%
Bio-Rad Laboratories, Inc., Class A (a)	2,878	524,602
PerkinElmer, Inc.	108,650	5,666,097
Waters Corp. (a)	61,307	8,239,048
		14,429,747
Machinery — 0.2%
Actuant Corp., Class A	30,738	797,651
Graco, Inc.	4,128	342,996
Hyster-Yale Materials Handling, Inc.	44,821	2,858,235
Lindsay Corp.	75,000	5,595,750
		9,594,632

	Number of Shares	Value
Marine — 0.0%
Kirby Corp. (a)	2,253	$149,825
Scorpio Bulkers, Inc. (a)	18,769	94,783
		244,608
Media — 2.1%
AMC Networks, Inc., Class A (a)	198,600	10,394,724
CBS Corp., Class B	70,300	4,472,486
Charter Communications, Inc., Class A (a)	1,146	329,956
Comcast Corp., Class A	428,045	29,556,507
Discovery Communications, Inc., Series A (a)	51,313	1,406,489
Iheartmedia, Inc. (a)	19,206	21,319
Liberty Braves Group, Class A (a)	780	15,982
Liberty Braves Group, Class C (a)	1,473	30,329
Liberty Broadband Corp., Class A (a)	3,881	281,217
Liberty Broadband Corp., Class C (a)	3,505	259,616
Liberty Media Group, Class A (a)	1,426	44,705
Liberty Media Group, Class C (a)	1,752	54,890
Liberty SiriusXM Group, Class A (a)	11,008	379,996
Liberty SiriusXM Group, Class C (a)	9,099	308,638
Lions Gate Entertainment Corp., Class A	233,197	6,272,999
Lions Gate Entertainment Corp., Class B (a)	234,134	5,745,649
Live Nation, Inc. (a)	364,513	9,696,046
Tribune Media Co., Class A	9,292	325,034
tronc, Inc.	1,577	21,873
Walt Disney Co. (The)	161,472	16,828,612
		86,447,067
Metals & Mining — 0.3%
Compass Minerals International, Inc.	80,009	6,268,705
Freeport-McMoRan, Inc. (a)	17,146	226,156
Royal Gold, Inc.	77,323	4,898,412
Southern Copper Corp.	8,975	286,661
		11,679,934
Multiline Retail — 0.0%
Kohl's Corp.	17,881	882,964
Macy's, Inc.	3,181	113,911
		996,875
Oil, Gas & Consumable Fuels — 0.4%
Chevron Corp.	8,589	1,010,925
Cloud Peak Energy, Inc. (a)	280,744	1,574,974
Exxon Mobil Corp.	2,990	269,878
Marathon Petroleum Corp.	2,534	127,587
Murphy Oil Corp.	4,917	153,066
Peabody Energy Corp. (a)	81,745	408,725
Southwestern Energy Co. (a)	15,621	169,019
Tesoro Corp.	17,869	1,562,644
Valero Energy Corp.	24,506	1,674,250
WPX Energy, Inc. (a)	687,600	10,018,332
		16,969,400

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2016

	Number of Shares	Value
Paper & Forest Products — 0.0%
International Paper Co.	8,578	$455,149
Louisiana-Pacific Corp. (a)	7,059	133,627
		588,776
Personal Products — 0.0%
Coty, Inc., Class A	5,025	92,008
Pharmaceuticals — 0.4%
Allergan plc (a)	6,070	1,274,761
Bristol-Myers Squibb Co.	6,186	361,510
Johnson & Johnson	92,733	10,683,769
Merck & Co., Inc.	38,751	2,281,271
Pfizer, Inc.	117,484	3,815,880
		18,417,191
Professional Services — 0.0%
Nielsen Holdings plc	24,772	1,039,186
Verisk Analytics, Inc. (a)	5,120	415,590
		1,454,776
Real Estate — 0.1%
CBRE Group, Inc., Class A (a)	80,637	2,539,259
Real Estate Investment Trusts (REITs) — 0.3%
Apartment Investment & Management Co., Class A	11,446	520,221
Host Hotels & Resorts, Inc.	82,735	1,558,728
SL Green Realty Corp.	13,644	1,467,412
Starwood Property Trust, Inc.	415,793	9,126,656
		12,673,017
Real Estate Management & Development — 0.0%
TRI Pointe Group, Inc. (a)	91,542	1,050,902
Road & Rail — 0.0%
Avis Budget Group, Inc. (a)	5,777	211,900
Hertz Global Holdings, Inc. (a)	1,738	37,471
Kansas City Southern	2,537	215,265
Union Pacific Corp.	9,227	956,655
		1,421,291
Semiconductors & Semiconductor Equipment — 0.5%
Applied Materials, Inc.	49,870	1,609,305
Cabot Microelectronics Corp.	5,800	366,386
Entegris, Inc. (a)	408,850	7,318,415
Intel Corp.	86,243	3,128,034
Micron Technology, Inc. (a)	65,074	1,426,422
Texas Instruments, Inc.	13,544	988,306
Veeco Instruments, Inc. (a)	11,201	326,509
Versum Materials, Inc. (a)	208,030	5,839,402
		21,002,779
Software — 0.9%
Activision Blizzard, Inc.	12,557	453,433
CA, Inc.	39,244	1,246,782
Citrix Systems, Inc. (a)	16,090	1,436,998
FireEye, Inc. (a)	794,800	9,458,120
Intuit, Inc.	13,058	1,496,578

	Number of Shares	Value
Microsoft Corp.	244,494	$15,192,857
MicroStrategy, Inc., Class A (a)	34,707	6,851,162
Oracle Corp.	13,322	512,231
Symantec Corp.	42,752	1,021,345
		37,669,506
Specialty Retail — 0.5%
Bed Bath & Beyond, Inc.	30,396	1,235,294
Best Buy Co., Inc.	31,760	1,355,199
CST Brands, Inc.	49,381	2,377,695
Destination XL Group, Inc. (a)	300,917	1,278,897
L Brands, Inc.	184,472	12,145,637
Lowe's Companies, Inc.	8,866	630,550
Office Depot, Inc.	228,649	1,033,494
Staples, Inc.	111,007	1,004,613
Tractor Supply Co.	15,635	1,185,289
Urban Outfitters, Inc. (a)	11,973	340,991
		22,587,659
Textiles, Apparel & Luxury Goods — 0.4%
Coach, Inc.	32,475	1,137,275
Hanesbrands, Inc.	20,446	441,020
Nike, Inc., Class B	308,395	15,675,718
Ralph Lauren Corp.	5,829	526,475
		17,780,488
Thrifts & Mortgage Finance — 0.1%
Fannie Mae (a)	146,221	570,262
Ladder Capital Corp., Class A	211,700	2,904,524
		3,474,786
Tobacco — 0.3%
Altria Group, Inc.	33,082	2,237,005
Philip Morris International, Inc.	113,464	10,380,821
		12,617,826
Trading Companies & Distributors — 0.1%
Herc Holdings, Inc. (a)	579	23,253
NOW, Inc. (a)	189,748	3,884,141
W.W. Grainger, Inc.	3,561	827,042
		4,734,436
Total US Common Stocks (Cost $806,314,568)		846,436,002
Foreign Common Stocks — 30.3%
Australia — 0.3%
ALS, Ltd.	50,871	221,144
Alumina, Ltd.	158,211	208,141
Asaleo Care, Ltd.	86,033	91,687
BHP Billiton, Ltd.	10,442	186,389
BlueScope Steel, Ltd.	44,481	295,977
Brambles, Ltd.	32,586	290,672
Cleanaway Waste Management, Ltd.	337,167	298,952
Coca-Cola Amatil, Ltd.	44,141	321,909
Cover-More Group, Ltd.	68,736	95,935
DuluxGroup, Ltd.	4,463	20,049
Fairfax Media, Ltd.	195,834	125,415

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2016

	Number of Shares	Value
GUD Holdings, Ltd.	7,498	$56,506
Iluka Resources, Ltd.	28,972	151,437
Metcash, Ltd. (a)	110,605	181,556
Newcrest Mining, Ltd.	733,510	10,342,192
Orica, Ltd.	39,205	498,003
Premier Investments, Ltd.	4,078	42,447
QBE Insurance Group, Ltd. – ASE Shares	11,787	105,872
Santos, Ltd.	18,735	54,118
Scentre Group	118,834	398,862
Spotless Group Holdings, Ltd.	115,722	82,513
		14,069,776
Austria — 0.1%
Andritz AG	3,401	170,715
Erste Group Bank AG (a)	7,217	211,304
IMMOFINANZ AG (a)	713,961	1,392,500
Oesterreichische Post AG (a)	7,146	239,849
Wienerberger AG	21,517	373,364
		2,387,732
Belgium — 0.0%
Anheuser-Busch InBev SA/NV	12,080	1,275,733
Greenyard Foods	5,560	86,375
UCB SA	4,765	304,998
		1,667,106
Bermuda — 0.0%
Golar LNG, Ltd.	5,511	126,422
Signet Jewelers, Ltd.	3,900	367,614
		494,036
Brazil — 0.2%
Ambev SA – ADR	77,500	380,525
BR Properties SA	169,000	390,605
BrasilAgro – Co. Brasileira de Propriedades Agricolas	179,900	603,809
Centrais Eletricas Brasileiras SA (a)	186,700	1,303,615
Embraer SA – ADR	12,896	248,248
Localiza Rent a Car SA	25,700	269,127
MRV Engenharia e Participacoes SA	470,474	1,574,460
Odontoprev SA	65,438	253,475
Petroleo Brasileiro SA (a)	63,657	321,849
Porto Seguro SA	20,418	168,829
SLC Agricola SA	667,200	2,967,785
Smiles SA	45,077	616,417
Sul America SA (UNIT)	13,155	72,779
WEG SA	38,868	184,280
		9,355,803
Canada — 1.9%
Aimia, Inc.	16,280	107,672
Air Canada (a)	13,793	140,431
Barrick Gold Corp. – NYSE Shares	353,499	5,648,914
Barrick Gold Corp. – TSX Shares	19,392	310,382
Bear Creek Mining Corp. (a)	228,226	399,457
Bombardier, Inc., Class B (a)	79,457	127,827
Cameco Corp.	834,641	8,738,691
Canadian Natural Resources, Ltd. – NYSE Shares	18,952	603,997

	Number of Shares	Value
Canadian Natural Resources, Ltd. – TSX Shares	37,129	$1,183,673
Centerra Gold, Inc.	691,588	3,239,927
Denison Mines Corp. (a)	2,185,400	1,139,374
Dundee Corp., Class A (a)	405,126	1,795,330
Dundee Precious Metals, Inc. (a)	1,177,924	1,973,954
Fairfax Financial Holdings, Ltd.	467	225,561
Fission Uranium Corp. (a)	2,333,500	1,112,308
Gabriel Resources, Ltd. (a)	1,962,000	774,483
Goldcorp., Inc.	136,639	1,858,290
Imperial Oil, Ltd.	24,024	835,781
Ivanhoe Mines, Ltd., Class A (a)	1,769,638	3,347,768
Kinross Gold Corp. – NYSE Shares (a)	1,625,783	5,056,185
Kinross Gold Corp. – TSX Shares (a)	29,611	92,407
Lundin Gold, Inc. (a)	900,000	3,525,863
Magna International, Inc.	6,460	280,364
MEG Energy Corp. (a)	527,864	3,628,782
New Gold, Inc. (a)	263,835	923,423
Northern Dynasty Minerals, Ltd. – NYSE Shares (a)	202,302	418,765
Northern Dynasty Minerals, Ltd. – TSX Shares (a)	2,354,909	4,858,376
NOVAGOLD Resources, Inc. (a)	283,580	1,293,125
Onex Corp.	5,040	343,020
PrairieSky Royalty, Ltd.	179	4,258
Rogers Communications, Inc., Class B	30,683	1,183,535
Seabridge Gold, Inc. (a)	301,045	2,475,356
Silver Wheaton Corp.	278,868	5,387,730
Sprott, Inc.	2,586,058	4,834,473
Suncor Energy, Inc.	25,732	841,347
Teck Resources, Ltd., Class B	15,801	316,494
Turquoise Hill Resources, Ltd. (a)	1,418,565	4,581,965
Uranium Participation Corp. (a)	1,643,208	4,650,646
		78,259,934
Chile — 0.0%
Antofagasta plc	126,312	1,039,994
Inversiones La Construccion SA	41,204	539,556
Vina Concha y Toro SA	16,754	26,890
		1,606,440
China — 3.7%
Agile Property Holdings, Ltd.	2,020,000	1,027,696
Air China, Ltd.	326,000	207,908
Ajisen China Holdings, Ltd.	162,000	66,063
Anhui Conch Cement Co, Ltd., Class A	619,109	1,508,757
Asia Plastic Recycling Holding, Ltd.	269,276	145,753
Baidu, Inc. – SPADR (a)	8,807	1,447,959
Bank of China, Ltd., Class A	8,092,500	3,992,406
Bank of Chongqing Co., Ltd., Class H	352,500	297,693
Baoye Group Co., Ltd., Class H	102,182	74,865
BBMG Corp., Class A	4,273,529	2,742,303
Belle International Holdings, Ltd.	642,000	359,126
Best Pacific International Holdings, Ltd., Class H	100,000	76,609
BYD Electronic International Co., Ltd.	2,296,500	1,797,907
Central China Real Estate, Ltd.	534,000	117,013

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2016

	Number of Shares	Value
Changgang Dunxin Enterprise Co., Ltd. (a) (c)	4,640,000	$228,874
Chaowei Power Holdings, Ltd.	865,710	738,179
China Aoyuan Property Group, Ltd.	2,058,046	471,326
China Communications Services Corp., Ltd., Class H	1,784,000	1,135,371
China Construction Bank Corp., Class A	4,718,128	3,690,648
China Construction Bank Corp., Class H	494,000	378,460
China CYTS Tours Holding Co., Ltd., Class A	804,398	2,421,841
China Distance Education Holdings, Ltd. – ADR	27,449	306,880
China Eastern Airlines Corp, Ltd., Class H	1,988,000	908,111
China International Marine Containers Group Co., Ltd., Class H	140,600	202,740
China International Travel Service Corp., Ltd., Class A	232,140	1,447,715
China Lesso Group Holdings, Ltd.	1,498,426	968,411
China Mengniu Dairy Co., Ltd.	104,000	198,833
China Merchants Bank Co., Ltd., Class H	375,500	872,584
China National Materials Co., Ltd., Class H	1,753,000	406,670
China Pacific Insurance Group Co., Ltd., Class H	487,400	1,685,620
China Pioneer Pharma Holdings, Ltd.	446,000	160,737
China Resources Beer Holdings Co., Ltd. (a)	70,352	138,990
China Shineway Pharmaceutical Group, Ltd.	212,667	240,993
China XD Plastics Co., Ltd. (a)	46,226	184,904
China Yongda Automobiles Services Holdings, Ltd., Series C	506,401	253,784
China Yurun Food Group, Ltd. (a)	9,119,000	1,355,494
CIFI Holdings Group Co., Ltd.	2,448,000	657,059
CNOOC, Ltd.	2,003,122	2,473,070
Coland Holdings, Ltd.	25,000	39,112
Consun Pharmaceutical Group, Ltd.	326,133	161,282
COSCO SHIPPING Energy Transportation Co., Ltd.	2,590,788	1,444,854
CSG Holding Co., Ltd., Class B	470,000	369,342
Ctrip.com International, Ltd. – ADR (a)	57,145	2,285,800
Daphne International Holdings, Ltd. (a)	110,000	11,016
Daqo New Energy Corp. – ADR (a)	23,552	454,554
Foshan Haitian Flavouring & Food Co., Ltd., Class A	969,231	4,089,387
Fosun International, Ltd.	302,500	423,717
Fufeng Group, Ltd.	1,058,822	520,149
Future Land Development Holdings, Ltd.	1,106,000	225,540
Goodbaby International Holdings, Ltd.	279,878	133,294
Grandblue Environment Co., Ltd., Class A	1,062,488	2,200,758
Gree Electric Appliances, Inc. of Zhuhai, Class A	106,700	378,006
Griffin Mining, Ltd. (a)	761,505	510,791

	Number of Shares	Value
Guangdong Electric Power Development Co., Ltd., Class B	962,900	$449,251
Guangshen Railway Co., Ltd., Class H	6,288,000	3,782,342
Guangzhou R&F Properties Co., Ltd., Class H	932,000	1,126,243
Guolian Securities Co., Ltd., Class H	573,500	303,228
Harbin Electric Co., Ltd., Class H	325,873	151,560
Hisense Kelon Electrical Holdings Co, Ltd., Class H	773,718	628,762
Hongfa Technology Co., Ltd., Class A	326,955	1,500,945
Hua Hong Semiconductor, Ltd. (d)	1,007,000	1,114,624
Huayu Automotive Systems Co., Ltd., Class A	1,362,908	3,126,089
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	3,091,330	7,795,881
JD.com, Inc. – ADR (a)	84,802	2,157,363
Jiangsu Expressway Co., Ltd., Class H	282,000	355,554
Jiangsu Hengrui Medicine Co., Ltd., Class A	573,959	3,756,003
Johnson Electric Holdings, Ltd.	33,732	88,770
Kingsoft Corp, Ltd.	214,000	435,910
Kweichow Moutai Co., Ltd., Class A	68,473	3,288,766
Lansen Pharmaceutical Holdings, Ltd.	177,000	38,548
Li Ning Co., Ltd. (a)	307,541	192,646
Livzon Pharmaceutical Group, Inc., Class H	172,000	1,001,091
Nam Tai Property, Inc.	20,037	148,274
NetEase, Inc. – ADR	48,201	10,379,603
New China Life Insurance Co., Ltd., Class H	86,900	395,381
New Oriental Education & Technology Group, Inc. – SPADR (a)	37,600	1,582,960
Noah Holdings, Ltd. – ADR (a)	3,580	78,509
NVC Lighting Holding, Ltd.	6,484,000	824,414
Ping An Insurance Group Co. of China, Ltd., Class A	604,800	3,078,972
Ping An Insurance Group Co. of China, Ltd., Class H	1,208,000	6,010,158
Poly Real Estate Group Co., Ltd., Class A	2,263,806	2,971,723
Qingdao Port International Co., Ltd., Class H (d)	1,011,507	487,369
Red Star Macalline Group Corp, Ltd., Class H (d)	61,400	63,438
SAIC Motor Corp, Ltd., Class A	927,631	3,127,484
Shandong Luoxin Pharmaceutical Group Stock Co., Ltd., Class H	84,000	114,378
Shanghai International Airport Co., Ltd., Class A	1,062,279	4,052,207
Shenzhen Expressway Co., Ltd., Class H	1,860,000	1,585,652
Shenzhou International Group Holdings, Ltd.	812,335	5,115,969
Sihuan Pharmaceutical Holdings Group, Ltd.	7,985,000	2,213,982
Sinotruk Hong Kong, Ltd.	492,063	349,205
SOHO China Ltd.	1,977,500	971,824
TAL Education Group – ADR (a)	145,592	10,213,279
Tencent Holdings, Ltd.	385,400	9,353,726
Tianneng Power International, Ltd.	1,290,000	1,182,928
Tingyi Cayman Islands Holding Corp.	561,668	679,887
Travelsky Technology, Ltd., Class H	32,000	67,000

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2016

	Number of Shares	Value
Tsingtao Brewery Co., Ltd., Class H	62,600	$235,787
Vipshop Holdings, Ltd. – ADR (a)	13,648	150,264
Wanhua Chemical Group Co, Ltd., Class A	259,074	798,544
Want Want China Holdings, Ltd.	275,529	176,083
Weiqiao Textile Co., Ltd., Class H	932,588	582,006
Wuxi Little Swan Co., Ltd., Class B	111,691	352,492
Xingda International Holdings, Ltd.	1,317,000	593,620
Xinyuan Real Estate Co., Ltd. – ADR	80,922	401,373
Zhaojin Mining Industry Co, Ltd., Class H	901,000	757,342
Zhengzhou Yutong Bus Co., Ltd., Class A	764,662	2,153,498
		151,179,861
Colombia — 0.0%
Almacenes Exito SA	250,682	1,244,458
Grupo Nutresa SA	36,470	302,198
		1,546,656
Cyprus — 0.0%
Hellenic Bank Public Co., Ltd. (a)	92,437	75,897
TCS Group Holding plc – GDR (b)	132,352	1,397,337
		1,473,234
Czech Republic — 0.0%
Philip Morris CR AS	988	504,039
Denmark — 0.4%
AP Moeller – Maersk A/S, Class B	315	501,201
Bang & Olufsen A/S, Class B (a)	25,428	287,808
Carlsberg A/S, Class B	8,094	698,519
Coloplast A/S, Class B	21,490	1,446,111
Danske Bank A/S	4,899	148,583
GN Store Nord (GN Great Nordic) A/S	48,337	1,001,120
ISS A/S	22,529	759,115
Novo Nordisk A/S, Class B	209,139	7,512,168
Topdanmark A/S (a)	6,096	154,762
Vestas Wind Systems A/S	25,946	1,686,260
William Demant Holding A/S (a)	39,582	688,236
		14,883,883
Finland — 0.2%
Amer Sports Oyj	8,436	224,075
Kone Oyj, Class B	159,690	7,154,204
Metso Oyj	7,470	212,633
Sampo Oyj, Class A	40,779	1,823,525
UPM-Kymmene Oyj	4,648	113,908
Valmet Corp.	5,909	86,930
Wartsila Corp.	6,132	275,434
		9,890,709
France — 0.9%
Airbus Group SE	11,964	789,607
Areva SA (a)	248,797	1,124,639
AXA SA	23,769	599,785
BNP Paribas SA	17,094	1,088,912
Edenred SA	18,825	373,069
Electricite de France SA	890,774	9,051,284
Elis SA	4,665	83,170
Engie SA (a) (c)	9,765	10

	Number of Shares	Value
Eurazeo SA	1,941	$113,537
Eurofins Scientific	1,663	708,470
Groupe Eurotunnel SE	77,426	735,045
Imerys SA	1,196	90,621
JCDecaux SA	6,088	178,719
L'Oreal SA	42,258	7,703,493
Legrand SA	30,912	1,750,619
Neopost SA	8,188	256,061
Renault SA	2,679	238,211
Rothschild & Co.	5,401	146,062
SA des Ciments Vicat	2,536	153,895
Safran SA	45,111	3,247,876
Sanofi SA	19,233	1,555,486
Societe BIC SA	3,036	412,670
Societe Generale SA	3,402	167,006
Technicolor SA	9,193	49,727
Technip SA	1,981	140,577
Thales SA	4,297	416,353
Total SA	5,657	288,777
Vallourec SA (a)	16,228	110,789
Virbac SA (a)	253	44,470
Vivendi SA	278,112	5,283,445
Worldline SA/France (a) (d)	12,415	349,926
Zodiac Aerospace	26,056	598,154
		37,850,465
Georgia — 0.0%
BGEO Group plc	1,748	64,400
Germany — 1.2%
Adidas AG	4,498	710,867
Allianz SE	4,304	711,465
Aurelius AG	3,235	188,695
Axel Springer AG	9,297	450,786
BASF SE	14,078	1,312,927
Bayer AG	1,927	201,036
Bayerische Motoren Werke AG	12,430	1,163,732
Brenntag AG	11,447	634,324
Commerzbank AG	9,687	73,881
Continental AG	1,397	271,946
CTS Eventim AG	10,492	330,067
Deutsche Bank AG (a)	4,764	86,213
Deutsche Telekom AG	73,379	1,260,624
Deutsche Wohnen AG	205,500	6,444,315
Deutz AG	13,797	77,522
Fielmann AG	2,680	176,705
Fresenius Medical Care AG & Co.	20,133	1,706,937
GEA Group AG	3,301	132,315
Gerresheimer AG	1,664	123,504
Hannover Rueckversicherung AG	1,286	139,223
Leoni AG	2,258	80,285
SAP AG	13,674	1,195,041
Symrise AG	5,577	339,217
TUI AG	46,436	663,486
TUI AG – Xetra Shares	20,239	283,197
Vonovia SE	899,635	29,304,532
Wacker Neuson SE	24,910	403,216

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2016

	Number of Shares	Value
zooplus AG (a)	2,382	$304,661
		48,770,719
Greece — 0.2%
Aegean Airlines SA	6,637	44,222
Diana Shipping, Inc. (a)	788,008	2,379,784
Ellaktor SA (a)	8,860	10,164
Hellenic Exchanges – Athens Stock Exchange SA Holdings	25,867	133,140
JUMBO SA	4,025	63,681
Motor Oil Hellas Corinth Refineries SA	90,096	1,241,422
OPAP SA	16,875	149,214
Safe Bulkers, Inc. (a)	462,873	532,304
Titan Cement Co. SA	809	18,990
Tsakos Energy Navigation, Ltd.	405,037	1,899,624
		6,472,545
Hong Kong — 0.8%
AIA Group, Ltd.	424,801	2,377,299
Beijing Enterprises Holdings, Ltd.	19,500	91,887
Beijing Tong Ren Tang Chinese Medicine Co., Ltd.	70,758	95,280
Cathay Pacific Airways, Ltd.	329,000	432,474
CECEP COSTIN New Materials Group, Ltd. (c)	1,736,000	132,083
China Merchants Holdings International Co., Ltd.	10,744	26,570
China Mobile, Ltd.	80,000	838,862
China Power International Development, Ltd.	817,000	295,220
China Resources Power Holdings Co., Ltd.	238,062	376,854
China Travel International Investment Hong Kong, Ltd.	1,406,000	385,301
China Water Affairs Group, Ltd.	1,204,000	788,020
CK Hutchison Holdings, Ltd.	65,139	735,361
Comba Telecom Systems Holdings, Ltd.	1,141,385	201,118
CP Pokphand Co., Ltd.	3,606,000	441,547
Dairy Farm International Holdings, Ltd.	15,200	109,066
Dawnrays Pharmaceutical Holdings, Ltd.	391,989	236,362
Esprit Holdings, Ltd. (a)	1,453,630	1,134,086
First Pacific Co., Ltd.	252,000	176,009
Guoco Group, Ltd.	93,000	1,024,232
Henderson Land Development Co., Ltd.	75,404	398,052
Hong Kong & Shanghai Hotels, Ltd. (The)	605,914	671,530
Hong Kong Exchanges and Clearing, Ltd.	130,861	3,079,412
Hua Han Health Industry Holdings, Ltd. (c)	7,412,000	506,591
Huabao International Holdings, Ltd. (a)	344,021	145,596
Jardine Matheson Holdings, Ltd.	48,395	2,669,615
Jardine Strategic Holdings, Ltd.	56,810	1,883,940
Ju Teng International Holdings, Ltd.	1,700,000	523,757
K Wah International Holdings, Ltd.	140,894	64,764
Kingboard Chemical Holdings, Ltd.	773,500	2,334,058

	Number of Shares	Value
Kingboard Laminates Holdings, Ltd.	1,257,609	$1,227,698
Lee & Man Paper Manufacturing, Ltd.	441,234	340,866
Man Wah Holdings, Ltd.	420,291	283,524
Midland Holdings, Ltd. (a)	1,734,560	446,802
Midland IC&I, Ltd. (a)	10,374,535	59,913
New World Development, Ltd.	1,180,785	1,237,687
Nine Dragons Paper Holdings, Ltd.	338,817	306,006
Pacific Basin Shipping, Ltd. (a)	1,766,422	288,150
PAX Global Technology, Ltd.	2,498,000	1,648,524
Real Nutriceutical Group, Ltd. (a)	2,552,000	193,576
Shanghai Industrial Holdings, Ltd.	367,303	991,104
SmarTone Telecommunications Holdings, Ltd.	780,350	1,047,971
Stella International Holdings, Ltd.	12,980	20,878
Television Broadcasts, Ltd.	229,966	756,152
Texhong Textile Group, Ltd.	423,717	571,646
Tianjin Port Development Holdings, Ltd.	1,562,000	238,742
WH Group, Ltd. (d)	462,000	371,978
Wheelock & Co., Ltd.	86,688	486,606
Yuexiu Transport Infrastructure, Ltd.	808,000	505,789
		33,198,558
Hungary — 0.0%
OTP Bank plc	14,927	426,071
India — 0.5%
Alembic Pharmaceuticals, Ltd.	17,036	148,387
Apollo Tyres, Ltd.	429,678	1,167,976
Axis Bank, Ltd.	4,887	32,318
Axis Bank, Ltd. – GDR (b)	10,410	341,448
Bank of Baroda (a)	16,098	36,384
Bharti Airtel, Ltd.	11,176	50,272
Century Enka, Ltd.	95,019	381,496
CESC, Ltd.	10,691	100,713
Chennai Petroleum Corp., Ltd.	283,133	1,140,778
Cosmo Films, Ltd.	81,161	395,749
Datamatics Global Services, Ltd.	104,978	196,802
Dish TV India, Ltd. (a)	140,754	174,000
FDC Ltd.	26,343	86,022
GHCL, Ltd.	181,122	660,634
Great Eastern Shipping Co., Ltd. (The)	43,107	230,320
HCL Technologies, Ltd.	32,161	390,712
ICICI Bank, Ltd.	101,255	379,288
Idea Cellular, Ltd.	64,800	70,477
IDFC, Ltd. (a)	369,625	291,358
Infosys, Ltd. – SPADR	28,900	428,587
Inox Leisure, Ltd. (a)	13,925	47,211
Jammu & Kashmir Bank, Ltd. (The)	367,242	319,862
Kakatiya Cement Sugar & Industries, Ltd.	40,948	151,056
Karnataka Bank, Ltd. (The)	148,979	245,394
LIC Housing Finance, Ltd.	49,551	405,950
Lincoln Pharmaceuticals, Ltd.	50,166	135,928
Man Industries India, Ltd.	130,096	85,638
Manappuram Finance, Ltd.	1,165,768	1,142,949

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2016

	Number of Shares	Value
Merck Ltd/India	3,661	$53,568
MRF, Ltd.	2,537	1,815,715
National Aluminium Co., Ltd.	332,217	320,954
NHPC, Ltd.	800,567	311,634
Phillips Carbon Black, Ltd.	138,990	457,101
Power Finance Corp., Ltd.	919,782	1,648,468
Pricol, Ltd. (c)	25,958	35,321
PTC India Financial Services, Ltd.	749,256	412,401
Punjab National Bank (a)	117,946	198,444
Reliance Infrastructure, Ltd.	353,107	2,413,859
RSWM, Ltd.	14,634	95,103
Rural Electrification Corp., Ltd.	1,245,476	2,271,461
SITI Cable Network, Ltd. (a)	282,605	158,971
Srikalahasthi Pipes, Ltd.	8,622	33,644
Tamil Nadu Newsprint & Papers, Ltd.	12,070	58,800
Uflex, Ltd.	114,056	455,940
Vardhman Textiles, Ltd.	15,351	252,418
West Coast Paper Mills, Ltd.	58,692	112,999
Zee Entertainment Enterprises, Ltd.	27,105	180,460
		20,524,970
Indonesia — 0.1%
Bank Bukopin Tbk	1,541,000	72,991
Bank Pembangunan Daerah Jawa Timur Tbk PT	3,591,500	151,476
Indo Tambangraya Megah Tbk PT	453,856	566,275
Indosat Tbk PT (a)	245,538	117,551
Ramayana Lestari Sentosa Tbk PT	5,701,700	503,871
Sri Rejeki Isman Tbk PT	15,631,616	266,616
Tambang Batubara Bukit Asam Persero Tbk PT	244,100	225,552
XL Axiata Tbk PT (a)	124,875	21,395
		1,925,727
Ireland — 0.1%
Adient plc (a)	2,654	155,525
Bank of Ireland (a)	732,684	180,933
CRH plc	3,624	125,856
CRH plc – BATS Europe Shares	9,265	320,219
DCC plc	9,223	683,713
Experian plc	44,356	858,563
Governor & Co. of the Bank of Ireland (The) (a)	3,078,144	757,020
Irish Bank Resolution Corp., Ltd. (a) (c)	38,180	—
Irish Continental Group plc	53,435	252,898
Paddy Power Betfair plc	8,719	931,622
Paddy Power Betfair plc – LSE Shares	7,009	757,407
Permanent TSB Group Holdings plc (a)	141,174	409,427
Ryanair Holdings plc – SPADR (a)	3,632	302,400
		5,735,583
Isle of Man — 0.0%
Playtech plc	1,782	18,124
Italy — 0.3%
Banca IFIS SpA	24,375	665,971
Banca Monte dei Paschi di Siena SpA (a) (c)	2,294	36,415

	Number of Shares	Value
Banca Popolare dell'Emilia Romagna SC	10,766	$57,275
Banca Popolare di Milano Scarl	1,167,271	440,047
Banco Popolare SC	314,019	757,257
Credito Valtellinese SC	686,730	268,945
Davide Campari-Milano SpA	14,496	141,693
Eni SpA	70,843	1,148,582
ERG SpA	187,950	2,016,548
Ferrari NV	3,266	190,005
Intesa Sanpaolo SpA	199,903	510,312
Luxottica Group SpA	34,753	1,871,903
Luxottica Group SpA – SPADR	3,316	178,069
Piaggio & C SpA	262,544	437,858
Saipem SpA (a)	1,535,493	859,156
Tamburi Investment Partners SpA	184,149	697,676
Technogym SpA (a) (d)	6,333	29,535
UniCredit SpA	204,338	587,428
Unione di Banche Italiane SpA	78,182	214,888
		11,109,563
Japan — 9.0%
Aeon Delight Co, Ltd.	1,400	38,984
AEON Financial Service Co, Ltd.	6,300	111,436
Aida Engineering, Ltd.	4,400	41,642
Alfresa Holdings Corp.	50,600	834,223
Amano Corp.	293,800	5,151,246
Asahi Diamond Industrial Co., Ltd.	1,153,700	8,397,155
Asatsu-DK, Inc.	267,000	6,451,977
Ashikaga Holdings Co., Ltd.	62,381	230,508
Azbil Corp.	502,600	14,113,704
BML, Inc.	640,600	15,243,048
Bridgestone Corp.	17,388	625,483
Bunka Shutter Co, Ltd.	278,900	2,147,734
Casio Computer Co, Ltd.	10,700	150,814
Coca-Cola East Japan Co., Ltd.	8,124	178,607
Cosmos Pharmaceutical Corp.	2,064	380,406
CyberAgent, Inc.	14,394	355,194
Dai-ichi Life Insurance Co., Ltd. (The)	102,500	1,698,245
Daifuku Co. Ltd.	8,500	180,414
Daiichikosho Co., Ltd.	365,500	14,363,710
Dainippon Sumitomo Pharma Co., Ltd.	46,800	803,595
Daiwa House Industry Co. Ltd.	3,300	90,022
Daiwa Securities Group, Inc.	71,492	439,180
DMG Mori Co., Ltd.	17,962	217,289
East Japan Railway Co.	15,300	1,319,812
Fuji Heavy Industries, Ltd.	5,500	223,719
Fuji Media Holdings, Inc.	55,700	778,435
FUJIFILM Holdings Corp.	48,200	1,826,284
Fukuda Denshi Co., Ltd.	3,800	209,228
Fukuoka Financial Group, Inc.	21,000	92,965
Fukushima Industries Corp.	46,500	1,337,480
Hakuhodo DY Holdings, Inc.	1,397,800	17,180,380
Hitachi Capital Corp.	6,400	157,037
Hitachi, Ltd.	306,031	1,648,904
Hogy Medical Co., Ltd.	276,200	17,020,809
Honda Motor Co., Ltd.	43,300	1,260,600
Isetan Mitsukoshi Holdings, Ltd.	50,100	538,670

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2016

	Number of Shares	Value
ITOCHU Corp.	10,900	$144,475
Japan Airlines Co., Ltd.	31,490	918,913
Japan Post Holdings Co., Ltd.	53,900	671,680
Japan Steel Works, Ltd. (The)	392,200	6,941,479
Japan Tobacco, Inc.	11,517	378,373
JFE Holdings, Inc.	30,200	458,304
kabu.com Securities Co., Ltd.	21,676	74,719
Kamigumi Co., Ltd.	302,000	2,873,407
Kao Corp.	21,300	1,007,769
KDDI Corp.	3,000	75,744
Kirin Holdings Co., Ltd.	98,300	1,595,926
Kubota Corp.	10,500	149,475
Kurita Water Industries, Ltd.	828,400	18,197,623
Kyocera Corp.	10,700	530,710
Kyushu Railway Co. (a)	12,400	323,798
LIXIL Group Corp.	45,201	1,024,325
Maeda Corp.	12,000	104,427
Marui Group Co., Ltd.	9,400	136,946
Matsumotokiyoshi Holdings Co, Ltd.	3,000	147,361
Miraca Holdings, Inc.	280,600	12,567,510
Mitsubishi Corp.	372,200	7,908,963
Mitsubishi Electric Corp.	84,000	1,167,735
Mitsubishi Estate Co., Ltd.	60,755	1,204,323
Mitsubishi Heavy Industries, Ltd.	179,000	813,157
Mitsubishi Logistics Corp.	28,000	395,169
Mitsubishi UFJ Financial Group, Inc.	49,323	303,236
Mitsui & Co., Ltd.	549,500	7,536,521
Mizuho Financial Group, Inc.	527,900	945,090
MS&AD Insurance Group Holdings	54,937	1,697,365
Nakanishi, Inc.	300,700	11,631,118
Namco Bandai Holdings, Inc.	780,500	21,486,180
NEC Corp.	254,000	671,014
Nexon Co., Ltd.	4,108	59,369
Nikon Corp.	28,500	441,536
Nintendo Co., Ltd.	200	41,809
Nippon Meat Packers, Inc.	9,000	242,982
Nippon Signal Company, Ltd.	3,500	29,541
Nippon Suisan Kaisha, Ltd.	50,700	243,601
Nippon Telegraph & Telephone Corp.	57,700	2,425,465
Nippon Television Holdings, Inc.	33,920	614,814
Nissan Chemical Industries, Ltd.	5,200	173,351
Nissan Motor Co, Ltd.	21,400	214,696
NKSJ Holdings, Inc.	20,100	678,720
Nohmi Bosai, Ltd.	18,200	267,896
Nomura Co, Ltd.	5,600	80,909
Nomura Holdings, Inc.	142,100	837,620
NTT Data Corp.	25,600	1,235,319
NTT Urban Development Corp.	49,800	436,981
Obayashi Corp.	115,700	1,102,597
Obic Co, Ltd.	2,400	104,681
OKUMA Corp.	2,248,000	21,370,134
OMRON Corp.	4,200	160,741
Onward Holdings Co., Ltd.	41,000	286,960
Organo Corp.	548,000	2,205,962
OSG Corp.	1,800	35,314
Otsuka Holdings Co., Ltd.	13,400	583,022

	Number of Shares	Value
Penta-Ocean Construction Co, Ltd.	18,100	$87,366
Rakuten, Inc.	23,080	225,850
Resona Holdings, Inc.	204,200	1,050,968
Rinnai Corp.	15,200	1,224,446
Ryohin Keikaku Co, Ltd.	600	117,321
Sanshin Electronics Co., Ltd.	113,200	1,090,403
Sawai Pharmaceutical Co, Ltd.	2,600	139,383
SCSK Corp.	3,400	118,773
Secom Co., Ltd.	213,900	15,609,403
Sekisui Chemical Co, Ltd.	9,100	144,826
Senko Co, Ltd.	3,700	24,939
Seven & I Holdings Co., Ltd.	37,700	1,434,718
Seven Bank, Ltd.	5,170,300	14,854,302
Shimizu Corp.	55,000	502,154
Shiseido Co., Ltd.	16,500	416,828
SHO-BOND Holdings Co, Ltd.	900	37,410
Sinko Industries, Ltd.	80,200	963,612
SK Kaken Co., Ltd.	56,000	4,983,102
SoftBank Group Corp.	13,200	871,429
Sony Corp.	18,234	506,743
Square Enix Holdings Co., Ltd.	33,221	851,432
Sumitomo Chemical Co., Ltd.	81,000	383,234
Sumitomo Electric Industries, Ltd.	23,000	330,248
Sumitomo Mitsui Financial Group, Inc.	37,000	1,402,672
Sumitomo Mitsui Trust Holdings, Inc.	34,155	1,213,533
Sumitomo Realty & Development Co., Ltd.	3,402	90,148
Suntory Beverage & Food, Ltd.	3,700	153,064
Tadano, Ltd.	5,500	69,020
Takeda Pharmaceutical Co., Ltd.	19,500	805,355
Takeuchi Manufacturing Co., Ltd.	541,700	12,007,699
TDK Corp.	1,800	123,426
TechnoPro Holdings, Inc.	2,800	89,488
Temp Holdings Co, Ltd.	8,100	125,355
Toei Co., Ltd.	2,076,000	17,978,042
Tohoku Electric Power Co., Inc.	51,800	653,612
TOKAI Corp. – Gifu	190,100	6,468,806
Tokio Marine Holdings, Inc.	5,200	212,631
Tokyo Electron, Ltd.	4,000	377,114
Tokyo Gas Co., Ltd.	37,000	167,026
Toyo Seikan Kaisha Group Holdings, Ltd.	36,100	672,263
Toyo Suisan Kaisha, Ltd.	12,100	437,662
Toyo Tire & Rubber Co., Ltd.	10,090	125,074
Toyota Industries Corp.	14,154	672,200
Toyota Motor Corp.	42,075	2,456,316
TV Asahi Holdings Corp.	504,000	9,935,074
West Japan Railway Co.	73,600	4,510,170
Yahoo Japan Corp.	1,771,600	6,798,659
Yamada Denki Co., Ltd.	93,500	502,895
Yamato Holdings Co., Ltd.	33,000	668,969
Zenkoku Hosho Co., Ltd.	2,926	93,895
ZOJIRUSHI Corp.	235,400	3,157,942
		371,732,794
Lebanon — 0.0%
Solidere – GDR (b)	38,451	384,510

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2016

	Number of Shares	Value
Luxembourg — 0.1%
ArcelorMittal SA – EN Amsterdam Shares (a)	53,178	$392,067
d'Amico International Shipping SA (a)	508,555	177,608
Kernel Holding SA	50,915	776,868
Stabilus SA (a)	9,264	497,224
Tenaris SA	10,914	194,546
		2,038,313
Macau — 0.0%
Sands China, Ltd.	301,600	1,297,114
Malaysia — 0.2%
AirAsia Berhad	4,932,596	2,515,501
AMMB Holdings Berhad	417,800	400,957
Ann Joo Resources Berhad	937,719	453,448
Berjaya Sports Toto Berhad	263,515	173,881
CSC Steel Holdings Berhad	519,475	248,453
Dufu Technology Corp. Berhad	1,233,800	188,184
Genting Malaysia Berhad	925,910	944,013
George Kent Malaysia Berhad	699,275	473,736
Heveaboard Berhad	1,207,300	403,845
Hong Leong Financial Group Berhad	44,239	140,013
Lii Hen Industries Berhad	38,300	27,220
OSK Holdings Berhad	340,600	106,323
Padini Holdings Berhad	764,527	434,630
Sime Darby Berhad	304,903	550,352
Supermax Corp. Berhad	1,014,800	477,248
Top Glove Corp. Berhad	15,900	18,949
		7,556,753
Mexico — 0.2%
America Movil SAB de CV, Series L – ADR	10,685	134,310
Cemex SAB de CV – SPADR (a)	239,357	1,922,037
Consorcio ARA SAB de CV, Series C	1,137,439	354,461
Credito Real SAB de CV SOFOM ER	128,008	169,322
Fibra Uno Administracion SA de CV – REIT	236,200	360,972
Grupo Aeromexico SAB de CV (a)	88,077	165,662
Grupo Carso SAB de CV, Series A	104,041	418,430
Grupo Financiero Interacciones SA de CV	28,617	111,599
Grupo Mexico SAB de CV, Series B	88,569	240,503
Industrias Bachoco SAB de CV – ADR	2,110	103,432
Macquarie Mexico Real Estate Management SA de CV – REIT	696,900	720,445
Megacable Holdings SAB de CV (UNIT)	47,880	161,566
Nemak SAB de CV (d)	43,000	38,541
Prologis Property Mexico SA de CV – REIT	347,850	498,207
Rassini SAB de CV	115,916	436,104
Telesites SAB de CV (a)	30,759	16,708
		5,852,299
Monaco — 0.0%
Navios Maritime Acquisition Corp.	10,200	17,340

	Number of Shares	Value
Scorpio Tankers, Inc.	67,379	$305,227
		322,567
Netherlands — 0.3%
Akzo Nobel NV	15,529	969,809
ASML Holding NV	1,749	195,964
Astarta Holding NV (a)	107,819	1,391,988
Boskalis Westminster NV – CVA	15,206	527,300
HAL Trust	2,158	408,640
Heineken Holding NV	2,096	145,748
Heineken NV	14,821	1,110,141
Koninklijke (Royal) KPN NV	418,467	1,239,173
Koninklijke (Royal) Philips Electronics NV	24,515	747,242
Koninklijke Ahold Delhaize NV	33,863	712,741
Randstad Holding NV	2,467	133,619
Royal Dutch Shell plc, Class A – BATS Europe Shares	1,714	47,229
Royal Dutch Shell plc, Class A – Quote MTF Shares	24,426	663,944
Royal Dutch Shell plc, Class B	33,442	954,295
Yandex NV, Class A (a)	153,949	3,098,993
		12,346,826
New Zealand — 0.0%
Spark New Zealand, Ltd.	42,021	99,354
Norway — 0.1%
DNB ASA	20,585	306,135
Golden Ocean Group, Ltd. (a)	550,220	2,631,519
Schibsted ASA, Class A	8,500	194,999
Schibsted ASA, Class B	8,500	180,140
StatoilHydro ASA	25,507	464,771
		3,777,564
Pakistan — 0.1%
Askari Bank, Ltd.	243,130	57,925
Cherat Cement Co., Ltd.	91,500	152,187
Faysal Bank, Ltd.	187,954	39,426
Honda Atlas Cars Pakistan, Ltd.	11,625	74,626
International Industries, Ltd.	49,218	95,572
Maple Leaf Cement Factory, Ltd.	87,000	105,972
National Bank of Pakistan	519,000	372,876
Nishat Chunian, Ltd.	645,956	386,570
PAK Suzuki Motor Co., Ltd.	11,642	69,137
Pakistan Oilfields, Ltd.	62,600	320,842
Pakistan Telecommunication Co., Ltd.	711,500	116,813
Pioneer Cement, Ltd.	327,000	443,391
		2,235,337
Panama — 0.0%
Copa Holdings SA, Class A	3,013	273,671
Philippines (The) — 0.1%
ABS-CBN Holdings Corp. – PDR	1,483,818	1,313,302
Cebu Air, Inc.	272,690	509,402
Cosco Capital, Inc.	1,156,592	197,797
DMCI Holdings, Inc.	917,570	244,528
Energy Development Corp.	1,130,100	117,110
Globe Telecom, Inc.	15,844	481,389
Jollibee Foods Corp.	77,667	302,434

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2016

	Number of Shares	Value
Lopez Holdings Corp.	3,984,807	$625,624
LT Group, Inc.	737,363	186,472
Semirara Mining & Power Corp.	20,550	53,771
SM Investments Corp.	34,747	457,026
		4,488,855
Russia — 1.2%
Aeroflot – Russian Airlines PJSC (a) (c)	395,500	988,411
Aeroflot – Russian Airlines PJSC MOEX (a)	509,825	1,274,282
Bank St Petersburg PJSC	380,252	413,987
Bashneft PJSC	7,104	416,286
Etalon Group, Ltd. – GDR (b)	520,509	1,663,026
Europlan PJSC (a)	30,015	354,001
Federal Grid Co. Unified Energy System PJSC (a) (c)	2,006,557,830	6,647,726
Gazprom PAO (a) (c)	2,070,286	5,208,740
Gazprom PAO – SPADR	1,042,870	5,308,208
Gazprom PJSC – SPADR	66,017	332,878
Global Ports Investments plc – GDR (a) (b)	100,927	403,188
Lenta, Ltd. – GDR (a) (b)	49,644	406,748
Lukoil PJSC – SPADR	35,029	1,961,672
Mail.Ru Group, Ltd. – GDR (a) (b)	123,410	2,264,573
MD Medical Group Investments plc – GDR (b)	17,202	162,559
MegaFon PJSC – GDR (b)	10,716	101,171
MMC Norilsk Nickel PJSC	1,503	247,855
MMC Norilsk Nickel PJSC – ADR	19,438	325,486
Moscow Exchange MICEX-RTS PJSC (a) (c)	1,086,029	2,212,937
NOVATEK OAO – GDR (b)	1,639	212,326
Polymetal International plc	14,762	154,867
Protek OJSC (c)	588,773	954,035
Rosneft PJSC – GDR (b)	81,978	531,576
Rushydro PJSC (a) (c)	45,659,188	686,669
Rushydro PJSC – ADR	4,861,105	7,060,201
Sberbank of Russia PJSC (a) (c)	418,729	1,180,694
Sberbank PAO – SPADR – OTC Shares	577,676	6,670,899
Sistema JSFC – SPGDR – LSE Shares (b)	34,592	311,312
Sistema PJSC FC (c)	77,033	29,088
Sollers PJSC (a)	25,075	226,409
Synergy PJSC (a)	3,151	32,156
TMK PJSC	7,595	9,530
TMK PJSC – GDR (b)	67,354	342,083
X5 Retail Group NV – GDR (a) (b)	23,190	752,756
		49,848,335
Singapore — 0.3%
Ascendas Real Estate Investment Trust – REIT	567,600	886,885
China Yuchai International, Ltd.	12,776	176,437
GL, Ltd.	78,100	40,915
Golden Agri-Resources, Ltd.	22,289,900	6,583,397
Great Eastern Holdings, Ltd.	45,201	633,272
Haw Par Corp., Ltd.	3,400	21,316
Semb Corp Industries, Ltd.	145,400	285,220
Singapore Telecommunications, Ltd.	357,200	896,435

	Number of Shares	Value
United Overseas Bank, Ltd.	53,098	$745,168
		10,269,045
South Africa — 0.3%
African Bank Investments, Ltd. (a) (c)	3,640,881	—
Alexander Forbes Group Holdings, Ltd.	643,633	372,921
Anglo American Platinum, Ltd. (a)	8,832	169,217
AVI, Ltd.	66,540	441,826
Barloworld, Ltd.	245,614	2,107,289
Cashbuild, Ltd.	20,699	519,458
Discovery Holdings, Ltd.	58,769	489,652
Emira Property Fund, Ltd. – REIT	122,979	127,523
Gold Fields, Ltd.	214,336	653,327
Hosken Consolidated Investments, Ltd.	98,267	966,322
Impala Platinum Holdings, Ltd. (a)	883,082	2,728,841
Kumba Iron Ore, Ltd. (a)	52,895	609,830
Lewis Group, Ltd.	136,060	417,394
Montauk Holdings, Ltd. (a)	123,503	152,681
Murray & Roberts Holdings, Ltd.	276,033	231,541
Naspers, Ltd.	1,394	203,113
Net 1 UEPS Technologies, Inc. (a)	8,236	94,549
Niveus Investments, Ltd.	72,397	192,449
Peregrine Holdings, Ltd.	263,997	576,482
Raubex Group, Ltd.	193,453	346,128
Remgro, Ltd.	31,724	515,529
Sibanye Gold, Ltd.	480,453	861,265
Telkom SA SOC, Ltd.	34,766	187,195
Trencor, Ltd.	24,706	51,248
Wilson Bayly Holmes-Ovcon, Ltd.	47,629	532,045
Woolworths Holdings Ltd/South Africa	77,059	396,299
		13,944,124
South Korea — 1.0%
Ahn-Gook Pharmaceutical Co., Ltd.	20,122	212,427
Austem Co., Ltd.	194,789	735,244
Binggrae Co., Ltd.	235	12,412
Bluecom Co., Ltd.	65,836	586,276
Boryung Pharmaceutical Co., Ltd.	7,885	403,929
Chungdahm Learning, Inc.	31,393	469,845
CJ O Shopping Co., Ltd.	176	23,648
CKD Bio Corp.	7,863	152,961
Dae Hyun Co., Ltd.	107,969	371,692
Daeduck GDS Co., Ltd.	45,670	487,000
Daehan Steel Co., Ltd.	50,419	396,698
Daelim Industrial Co., Ltd.	2,771	199,398
Daihan Pharmaceutical Co., Ltd.	17,038	392,341
Daou Technology, Inc.	10,486	155,849
DK UIL Co., Ltd.	17,986	153,938
Dong-A Socio Holdings Co, Ltd.	10,627	1,376,719
DongKook Pharmaceutical Co., Ltd.	12,568	595,868
Dongwon Industries Co, Ltd.	1,143	343,619
F&F Co., Ltd.	25,390	366,466
GS Home Shopping, Inc.	1,816	257,638
GS Retail Co., Ltd.	46,062	1,812,268
Hana Financial Group, Inc.	7,352	189,790

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2016

	Number of Shares	Value
Hanshin Construction Co., Ltd. (a)	27,492	$361,336
Hanwha Corp.	60,687	1,758,791
Hanwha General Insurance Co., Ltd.	16,883	100,941
Hite Jinro Co., Ltd.	2,365	41,291
Hitejinro Holdings Co., Ltd.	1,607	16,561
HS R&A Co., Ltd.	10,742	298,087
Humax Co., Ltd.	28,302	322,086
Huons Global Co., Ltd.	23,080	653,716
Hyundai Hy Communications & Network Co., Ltd.	51,483	176,126
Hyundai Mobis Co., Ltd.	698	152,234
Hyundai Motor Co.	47,316	5,684,684
Il Dong Holdings Co., Ltd.	10,834	230,956
Interojo Co., Ltd.	11,724	368,976
ISU Chemical Co., Ltd.	21,012	282,813
KB Financial Group, Inc.	1,668	58,935
Kia Motors Corp.	4,540	147,311
KISCO Corp.	2,516	77,186
Korea Aerospace Industries, Ltd.	1,532	84,759
Korea United Pharm, Inc.	31,514	481,667
Korean Air Lines Co, Ltd. (a)	9,525	215,366
KT Corp.	125,026	3,042,217
KT Corp. – SPADR (a)	205,355	2,893,452
KT Skylife Co., Ltd.	32,976	469,953
Kwangju Bank	33,480	299,353
Kyungdong Pharm Co., Ltd. (a)	12,889	196,750
LG Corp.	1,883	93,462
LG Uplus Corp.	6,552	62,077
Lotte Shopping Co., Ltd.	894	163,689
LS Corp.	9,144	447,997
Maeil Dairy Industry Co., Ltd.	1,811	60,086
Meritz Securities Co., Ltd.	420,189	1,201,016
Nice Total Cash Management Co., Ltd., Class C	97,360	493,669
Poongsan Corp.	43,721	1,458,399
Pyeong Hwa Automotive Co., Ltd.	39,918	394,503
S-1 Corp.	538	39,020
Samjin Pharmaceutical Co., Ltd.	22,379	642,645
Samsung Electronics Co., Ltd.	554	818,567
Samsung Fire & Marine Insurance Co., Ltd.	80	17,773
Samsung SDI Co., Ltd.	444	39,901
Samyang Holdings Corp.	6,040	596,725
SeAH Steel Corp.	6,687	511,822
Seoho Electric Co., Ltd.	30,166	287,803
Seoyon Co., Ltd.	26,205	231,461
Seoyon E-Hwa Co., Ltd.	18,689	216,266
Shinhan Financial Group Co., Ltd.	10,966	411,150
Shinsegae Engineering & Construction Co., Ltd.	5,077	184,971
SIMMTECH Co., Ltd.	49,083	488,429
SK Hynix, Inc.	33,745	1,233,490
SK Materials Co., Ltd.	11,207	1,656,893
SK Telecom Co., Ltd.	1,939	360,741
SL Corp.	34,016	606,745
Sungdo Engineering & Construction Co, Ltd.	100,481	432,013

	Number of Shares	Value
Sungwoo Hitech Co., Ltd.	4,148	$26,398
Tongyang Life Insurance Co., Ltd.	53,374	560,290
Ubiquoss, Inc.	49,721	445,635
Visang Education, Inc.	20,340	268,161
		42,563,370
Spain — 0.3%
Acerinox SA	36,632	485,739
Amadeus IT Holding SA, Class A	184,157	8,366,121
Banco Bilbao Vizcaya Argentaria SA	14,729	99,366
Banco Santander SA	12,360	64,522
Fomento de Construcciones y Contratas SA (a)	29,300	232,849
Grifols SA	13,056	259,410
Iberdrola SA	125,122	820,489
Inditex SA	26,085	890,164
Inmobiliaria Colonial SA	5,380	37,310
Inmobiliaria del Sur SA	6,160	51,217
Mediaset Espana Comunicacion SA	28,967	339,895
Realia Business SA (a)	194,207	175,771
Realia Business SA – ENT (a) (c)	93,142	5,883
Telefonica SA	62,824	582,568
Viscofan SA	10,572	521,246
		12,932,550
Sri Lanka — 0.0%
Dialog Axiata plc	1,807,383	126,699
Sweden — 0.2%
Assa Abloy AB, Class B	116,881	2,168,142
Com Hem Holding AB	127,800	1,218,623
Investor AB, Class B	9,663	361,104
Kinnevik AB, Class B	3,745	89,725
Modern Times Group AB, Class B	9,878	292,634
Nordea Bank AB	33,802	375,790
Sandvik AB	56,524	697,793
Svenska Handelsbanken AB	104,160	1,447,219
Swedish Match AB	7,530	239,232
Telefonaktiebolaget LM Ericsson, Class B	201,794	1,176,376
Telia Co. AB	283,781	1,141,629
		9,208,267
Switzerland — 0.4%
ABB, Ltd. – SIX Swiss Exchange (a)	61,940	1,303,922
Adecco Group AG	15,109	986,458
Cie Financiere Richemont SA	14,008	927,495
Cie Financiere Richemont SA – JSE Shares	13,901	91,728
DKSH Holding AG	522	35,850
Garmin, Ltd.	7,527	364,984
Geberit AG	4,005	1,602,772
Glencore Xstrata plc (a)	192,337	646,463
Helvetia Holding AG	226	121,758
Logitech International SA	26,550	662,349
Nestle SA	14,943	1,071,803
Novartis AG	33,304	2,422,488
Roche Holding AG	8,004	1,823,737
Sonova Holding AG	3,224	390,074
Syngenta AG	2,412	953,179

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2016

	Number of Shares	Value
UBS Group AG	52,796	$826,518
		14,231,578
Taiwan — 0.8%
Actron Technology Corp.	77,000	241,845
Ampire Co., Ltd.	416,000	164,519
AmTRAN Technology Co., Ltd.	1,193,613	817,030
Asia Vital Components Co., Ltd.	495,691	383,810
Avita Corp.	158,000	174,076
Chang Wah Electromaterials, Inc.	100,071	414,435
Chia Chang Co., Ltd.	52,000	42,710
Chicony Power Technology Co, Ltd.	271,000	419,460
China General Plastics Corp.	1,532,255	1,133,033
China Metal Products	464,147	457,865
Chipmos Technologies, Inc. -ADR	31,412	443,223
Chroma ATE, Inc.	25,000	58,342
Cleanaway Co., Ltd.	84,000	428,578
Coretronic Corp.	432,181	453,449
Darfon Electronics Corp.	6,000	3,957
Delta Electronics, Inc.	110,363	540,908
Dynapack International Technology Corp.	76,760	88,047
Elite Advanced Laser Corp.	26,000	103,696
Elitegroup Computer Systems Co., Ltd.	1,162,731	560,595
Farglory Land Development Co., Ltd.	440,000	504,225
FLEXium Interconnect, Inc.	795,000	2,075,126
Getac Technology Corp.	1,002,354	1,174,372
Grand Ocean Retail Group, Ltd.	154,000	103,031
Grand Pacific Petrochemical	1,251,000	812,601
Grape King Bio, Ltd.	18,000	103,979
Greatek Electronics, Inc.	238,000	287,259
Hannstar Board Corp.	741,252	401,852
Hanpin Electron Co, Ltd.	227,546	304,753
Highwealth Construction Corp.	1,001,000	1,406,258
Hitron Technology, Inc.	1,645,000	1,025,212
Hon Hai Precision Industry Co., Ltd. – GDR (b)	45,670	231,975
Hotron Precision Electronic Industrial Co., Ltd.	55,195	55,699
Intai Technology Corp.	34,462	161,766
Inventec Corp.	337,000	229,503
Kwong Lung Enterprise Co., Ltd.	177,227	249,845
Lite-On Semiconductor Corp.	115,000	84,124
Lite-On Technology Corp.	484,000	723,279
Long Chen Paper Co., Ltd.	945,000	478,878
Mega Financial Holding Co., Ltd.	519,167	370,334
Namchow Chemical Industrial Co., Ltd.	159,000	301,188
Nishoku Technology, Inc.	205,568	450,584
Powertech Technology, Inc.	29,000	77,972
Qualipoly Chemical Corp.	237,308	248,411
Radiant Opto-Electronics Corp.	1,083,000	1,875,211
Ruentex Industries, Ltd.	43,642	72,438
Sampo Corp.	210,000	119,090
San Fang Chemical Industry Co., Ltd.	45,352	49,655
ShunSin Technology Holding, Ltd.	382,977	1,201,274
Sinmag Equipment Corp.	80,400	352,190

	Number of Shares	Value
St Shine Optical Co., Ltd.	91,000	$1,729,221
Sunonwealth Electric Machine Industry Co., Ltd.	601,000	509,106
Syncmold Enterprise Corp.	277,000	540,853
Taiwan Chinsan Electronic Industrial Co., Ltd.	109,481	202,757
Taiwan FU Hsing Industrial Co., Ltd.	188,860	244,317
Taiwan PCB Techvest Co., Ltd.	155,871	144,610
Taiwan Semiconductor Manufacturing Co., Ltd.	86,655	485,271
Taiwan Semiconductor Manufacturing Co., Ltd. – SPADR	56,190	1,615,463
Taiwan Styrene Monomer	905,000	558,135
Taiwan Surface Mounting Technology Corp.	129,000	105,315
Teco Electric and Machinery Co., Ltd.	219,689	189,435
Tong Yang Industry Co., Ltd.	574,000	1,125,681
Victory New Materials Co., Ltd.	217,000	364,874
Walsin Lihwa Corp.	531,000	194,442
Well Shin Technology Co., Ltd.	30,000	47,311
Wistron Corp.	91,000	70,012
WUS Printed Circuit Co., Ltd.	145,783	80,301
Yageo Corp.	67,000	121,778
YFC-Boneagle Electric Co., Ltd.	405,000	750,818
Yungtay Engineering Co., Ltd.	109,000	151,514
Zeng Hsing Industrial Co., Ltd.	13,605	67,675
		31,760,551
Thailand — 0.3%
Advanced Info Service PCL, Class F	154,304	633,409
Asia Plus Group Holdings PCL, Class F	2,388,800	242,812
Asian Marine Services PCL, Class F	994,400	77,752
Bangkok Bank PCL	97,169	438,218
Bangkok Bank PCL – Foreign Reg	103,707	467,703
Bangkok Chain Hospital PCL	969,000	400,475
BT Wealth Industries PCL, Class F	337,200	30,320
Kasikornbank PCL, Class F	16,000	79,306
Kiatnakin Bank PCL, Class F	196,111	323,105
Land & Houses PCL	690,455	187,988
Malee Group PCL, Class F	233,704	750,505
MBK PCL, Class F	3,783,627	1,532,025
MCS Steel PCL, Class F	868,259	417,030
Mega Lifesciences PCL, Class F	1,335,630	941,753
Quality Houses PCL, Class F	15,292,665	1,101,774
Sansiri PCL, Class F	23,633,527	1,095,535
Star Petroleum Refining PCL, Class F	3,926,500	1,359,618
Syntec Construction PCL, Class F	4,014,665	582,965
Thai Vegetable Oil PCL, Class F	591,900	669,411
Thanachart Capital PCL, Class F	19,900	24,451
TV Direct PCL, Class F	61,900	3,803
		11,359,958
Turkey — 0.1%
Albaraka Turk Katilim Bankasi AS	892,167	300,756
BIM Birlesik Magazalar AS	11,617	161,299
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	723,763	639,710
Is Yatirim Menkul Degerler AS	48,842	17,587
KOC Holding AS	156,103	610,390

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2016

	Number of Shares	Value
Kordsa Global Endustriyel Iplik ve Kord Bezi Sanayi ve Ticaret AS	380,975	$697,706
Tekfen Holding AS	308,441	564,909
Tofas Turk Otomobil Fabrikasi AS	24,598	171,786
Trakya Cam Sanayii AS	155,043	124,763
Turkiye Garanti Bankasi AS	46,514	100,557
		3,389,463
Ukraine — 0.1%
MHP SA – GDR – LSE Shares (b)	408,978	3,594,917
MHP SA – GDR – OTC Shares (b)	121,472	1,068,016
		4,662,933
United Arab Emirates — 0.0%
Al Waha Capital PJSC	782,094	410,967
Dubai Investments PJSC	1,013,069	656,458
RAK Properties PJSC	563,217	101,207
		1,168,632
United Kingdom — 4.3%
3i Group plc	178,723	1,552,567
Admiral Group plc	27,242	610,874
AMEC Foster Wheeler plc	101,817	587,059
Anglo American plc – LSE Shares (a)	143,403	2,011,330
Associated British Foods plc	2,773	93,717
AstraZeneca plc	3,702	200,772
Auto Trader Group plc (d)	31,271	157,453
Aviva plc	34,187	203,997
BAE Systems plc	123,261	895,143
Barclays plc	3,027,833	8,317,366
Barratt Developments plc	23,018	130,951
Belmond, Ltd., Class A (a)	110,705	1,477,912
Berendsen plc	19,226	205,378
BHP Billiton plc	27,923	441,492
Bovis Homes Group plc	7,965	80,365
BP plc	519,666	3,228,941
British American Tobacco plc	1,538	87,326
British Land Co. plc – REIT	1,109,255	8,595,122
BT Group plc	5,066,004	22,940,605
Bunzl plc	51,829	1,341,209
Capita plc	86,387	565,563
Carnival plc	12,665	641,663
Centrica plc	18,333	52,819
Close Brothers Group plc	6,793	120,549
CNH Industrial NV – ISE Shares	124,814	1,085,177
Compass Group plc	95,694	1,763,862
ConvaTec Group plc (a) (d)	150,778	434,630
Daily Mail & General Trust plc, Class A	55,482	531,917
Delphi Automotive plc	5,888	396,557
Devro plc	62,010	144,211
Diageo plc	336,305	8,700,578
Dixons Carphone plc	49,527	215,917
easyJet plc	22,443	277,590
Enterprise Inns plc (a)	123,811	185,368
Ferroglobe plc	14,932	161,714
Ferroglobe plc – ENT (c)	17,904	—
Fiat Chrysler Automobiles NV – NYSE Shares	41,313	376,775

	Number of Shares	Value
Flybe Group plc (a)	683,020	$369,934
G4S plc	257,280	744,549
Gem Diamonds, Ltd.	234,409	317,656
GKN plc	71,713	292,136
GlaxoSmithKline plc	61,061	1,166,092
GVC Holdings plc (a)	39,778	314,608
Hansteen Holdings plc – REIT	72,702	101,617
Hays plc	351,708	645,549
HomeServe plc	93,569	710,038
Howden Joinery Group plc	176,245	829,308
HSBC Holdings plc – LSE Shares	30,744	248,585
HSBC Holdings plc – SEHK Shares	45,657	366,784
Hummingbird Resources plc (a)	322,316	72,457
IG Group Holdings plc	66,285	402,943
IMI plc	5,160	65,803
Inchcape plc	14,929	128,619
Informa plc	54,512	456,522
InterContinental Hotels Group plc	220,439	9,837,439
International Consolidated Airlines Group SA	2,260,757	12,260,504
International Personal Finance plc	90,730	191,696
Intertek Group plc	37,100	1,582,857
ITV plc	430,461	1,091,128
J D Wetherspoon plc	14,874	162,668
John Wood Group plc	11,810	127,159
Jupiter Fund Management plc	47,889	260,957
Just Eat plc (a)	48,220	346,379
Kingfisher plc, Class A	234,684	1,010,637
Liberty Global plc, Class A (a)	122,599	3,750,043
Liberty Global plc, Class C (a)	50,308	1,493,700
Liberty Global plc LiLAC, Class A (a)	14,853	326,213
Liberty Global plc LiLAC, Class C (a)	9,624	203,826
LivaNova plc (a)	6,417	288,572
Lloyds Banking Group plc	33,568,862	25,815,496
Luceco plc (a) (d)	54,112	127,249
McCarthy & Stone plc (d)	31,866	63,219
Merlin Entertainments plc (d)	162,649	898,723
Michael Kors Holdings, Ltd. (a)	26,722	1,148,512
Michelmersh Brick Holdings plc	1,275,622	772,396
Millennium & Copthorne Hotels plc	13,174	74,678
Moneysupermarket.com Group plc	86,304	312,491
National Express Group plc	22,509	98,015
National Grid plc	25,665	300,161
Nex Group plc	80,282	459,576
Next plc	5,742	351,425
Non-Standard Finance plc (d)	113,467	80,401
Northgate plc	13,889	84,538
Old Mutual plc – LSE Shares	126,544	321,022
Pagegroup plc	96,535	462,769
Paragon Group of Co. plc	94,486	482,404
Petrofac, Ltd.	6,761	72,254
Pets at Home Group plc	86,126	253,689
Provident Financial plc	27,319	960,461
Reckitt Benckiser Group plc	79,494	6,719,969
RELX plc	60,620	1,078,072
Rightmove plc	34,474	1,656,793
Rio Tinto plc	23,975	912,983

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2016

	Number of Shares	Value
Rolls Royce Holdings plc (a)	1,547,900	$1,908
Rolls Royce Holdings plc – LSE Shares (a)	101,354	833,520
Rotork plc	29,778	88,056
Royal Bank of Scotland Group plc (a)	103,644	286,257
Sage Group plc (The)	808,445	6,501,132
Serco Group plc (a)	366,268	646,452
Sky plc	20,078	244,272
Smith & Nephew plc	23,535	350,640
Spectris plc	15,699	446,968
SSP Group plc	140,168	668,290
St James's Place plc	29,291	364,331
Stagecoach Group plc	117,259	312,029
Standard Chartered plc – LSE (a)	32,658	267,481
TalkTalk Telecom Group plc	38,630	80,440
Taylor Wimpey plc	42,370	79,573
Telit Communications plc	55,990	189,639
Tesco plc (a)	336,224	855,853
Thomas Cook Group plc (a)	462,269	493,335
TP ICAP plc	65,604	349,952
Travis Perkins plc	3,277	58,572
Tungsten Corp. plc (a)	46,324	30,145
Unilever plc	235,374	9,520,907
Vodafone Group plc	257,713	633,839
WH Smith plc	32,214	616,998
Willis Towers Watson plc	8,520	1,041,826
WPP plc	34,476	770,735
		178,221,893
Vietnam — 0.0%
Luks Group Vietnam Holdings Co., Ltd.	1,682,000	604,332
Total Foreign Common Stocks (Cost $1,220,167,020)		1,250,113,621
Total Common Stocks (Cost $2,026,481,588)		2,096,549,623
Participation Notes — 0.9%
Citigroup Global Markets Holdings Inc., Midea Group Co., Ltd. Equity Linked Notes, Expiring 01/17/17 (China) (c) (d)	724,400	2,935,560
HSBC Bank plc, BBMG Corp., Equity Linked Notes, Expiring 12/15/21 (China) (c) (d)	187,000	119,997
HSBC Bank plc, Chongqing Brewery Co., Ltd. Equity Linked Notes, Expiring 06/04/20 (China) (c) (d)	345,600	917,160
HSBC Bank plc, Gree Electric Appliances, Inc. Equity Linked Notes, Expiring 12/04/18 (China) (c) (d)	123,000	434,731
HSBC Bank plc, Han's Laser Technology Industry Group Co., Ltd. Equity Linked Notes, Expiring 03/18/19 (China) (c) (d)	536,500	1,742,294
HSBC Bank plc, Hangzhou Robam Appliances Co., Equity Linked Notes, Expiring 06/20/19 (China) (c) (d)	662,000	3,503,268
HSBC Bank plc, Henan Shuanghui Investment & Development Co., Ltd. Equity Linked Notes, Expiring 06/12/23 (China) (c) (d)	417,400	1,256,050

	Number of Shares	Value
HSBC Bank plc, Midea Group Co, Ltd. Equity Linked Notes, Expiring 09/23/23 (China) (c) (d)	103,000	$417,397
HSBC Bank plc, Midea Group Co, Ltd. Equity Linked Notes, Expiring 05/08/18 (China) (c) (d)	200,400	812,101
HSBC Bank plc, Ningbo Xinhai Electric Co, Ltd. Equity Linked Notes, Expiring 09/09/19 (China) (c) (d)	168,527	1,222,527
HSBC Bank plc, Suofeiya Home Collection co., Ltd. Equity Linked Notes, Expiring 04/25/17 (China) (c) (d)	15,800	123,111
Morgan Stanley Asia Products Limited, Hangzhou Hikvision Digital Technology Co., Ltd Equity Linked Notes, Expiring 11/13/17 (China) (c) (d)	212,900	728,263
Morgan Stanley Asia Products Limited, Midea Group Co., Ltd. Equity Linked Notes, Expiring 07/03/18 (China) (c) (d)	429,500	1,740,507
Morgan Stanley Asia Products Limited, Shenzhen Airport Co., Ltd. Equity Linked Notes, Expiring 07/05/18 (China) (c) (d)	586,100	674,673
Morgan Stanley Asia Products Limited, Sichuan Kelun Pharmaceutical Co., Ltd. Equity Linked Notes, Expiring 07/05/18 (China) (c) (d)	234,000	539,644
UBS AG, Beijing Originwater Technology Co., Ltd. Equity Linked Notes, Expiring 04/27/17 (China) (c) (d)	1,136,048	2,856,135
UBS AG, China Merchants Shekou Industrial Zone Holdings Co., Ltd. Equity Linked Notes, Expiring 07/17/17 (China) (c) (d)	219,542	517,077
UBS AG, Chongqing Brewery Co., Ltd. Equity Linked Notes, Expiring 01/22/18 (China) (c) (d)	46,866	124,374
UBS AG, Gree Electric Appliances Inc. Equity Linked Notes, Expiring 10/27/17 (China) (c) (d)	184,700	652,803
UBS AG, Hangzhou Hikvision Digital Technology Co., Ltd. Equity Linked Notes, Expiring 07/17/17 (China) (c) (d)	1,020,475	3,490,719
UBS AG, Huadong Medicine Co., Ltd. Equity Linked Notes, Expiring 01/17/17 (China) (c) (d)	267,030	2,765,812
UBS AG, Luxshare Precision Industry Co., Ltd. Equity Linked Notes, Expiring 07/17/17 (China) (c) (d)	579,935	1,726,470
UBS AG, Midea Group Co., Ltd. Equity Linked Notes, Expiring 01/17/17 (China) (c) (d)	951,024	3,853,931
UBS AG, Ningbo Xinhai Electric Co., Ltd. Equity Linked Notes, Expiring 12/18/17 (China) (c) (d)	119,675	868,145
UBS AG, Wangsu Science & Technology Co., Ltd. Equity Linked Notes, Expiring 07/17/17 (China) (c) (d)	387,618	2,986,669
Total Participation Notes (Cost $36,635,119)		37,009,418

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2016

	Number of Contracts	Value
Rights — 0.0%
Banca Popolare di Milano Scarl, Expiring 12/27/16 (Italy) (a) (c)	1,399,580	$—
Credito Valtellinese, Expiring 01/05/17 (Italy) (a) (c)	823,403	—
Total Rights (Cost $0)		—
Warrants — 0.1%
American International Group, Inc., Expiring 01/19/21 (United States) (a)	79,468	1,864,319
Bank of America Corp., Expiring 01/16/19 (United States) (a)	179,603	1,787,050
Bank of America Corp., Expiring 10/28/18 (United States) (a)	60,008	57,608
Capital One Financial Corp., Expiring 11/14/18 (United States) (a)	4,054	183,200
Citigroup, Inc., Expiring 01/04/19 (United States) (a)	216,198	32,862
JPMorgan Chase & Co., Expiring 10/28/18 (United States) (a)	7,616	337,160
OSK Holdings Berhad, Expiring 07/22/20 (Malaysia) (a)	114,260	5,221
PNC Financial Services Group, Inc. (The), Expiring 12/31/18 (United States) (a)	9,912	490,644
Tamburi Investment Partners SpA, Expiring 06/30/20 (Italy) (a)	21,898	9,059
Wells Fargo & Co., Expiring 10/28/18 (United States) (a)	9,635	205,515
Total Warrants (Cost $3,509,941)		4,972,638

	Principal Amount	Value
US Treasury Bonds/Notes — 10.4%
US Treasury Inflation Indexed Note 0.125%, 04/15/19	$21,392,906	$21,659,954
US Treasury Inflation Indexed Note 1.375%, 01/15/20	15,492,708	16,293,898
US Treasury Inflation Indexed Note 0.125%, 04/15/20	33,546,175	33,894,720
US Treasury Inflation Indexed Note 1.250%, 07/15/20	1,995,066	2,107,057
US Treasury Inflation Indexed Note 1.125%, 01/15/21	12,839,984	13,469,977
US Treasury Inflation Indexed Note 0.125%, 04/15/21	7,649,100	7,692,876
US Treasury Inflation Indexed Note 0.625%, 07/15/21	21,374,526	22,056,374
US Treasury Inflation Indexed Note 0.125%, 01/15/22	11,640,873	11,660,616
US Treasury Inflation Indexed Note 0.125%, 07/15/22	22,514,990	22,571,976
US Treasury Inflation Indexed Note 0.375%, 07/15/23	820,510	827,857
US Treasury Note 0.500%, 03/31/17	35,780,000	35,781,646
US Treasury Note 0.625%, 04/30/18	36,077,000	35,900,836
US Treasury Note 1.625%, 04/30/19	35,292,000	35,567,701
US Treasury Note 1.375%, 05/31/20	35,870,000	35,643,015
US Treasury Note 2.250%, 03/31/21	34,823,000	35,452,809
US Treasury Note 1.750%, 04/30/22	36,267,000	35,764,085
US Treasury Note 1.500%, 03/31/23	38,715,000	37,199,656

	Principal Amount	Value
US Treasury Note 2.250%, 11/15/25	$25,000,000	$24,679,700
Total US Treasury Bonds/Notes (Cost $431,379,927)		428,224,753

	Number of Shares	Value
Acquired Funds — 18.5%
Exchange-Traded Funds (ETFs) — 3.7%
Financial Select Sector SPDR Fund	4,246,000	$98,719,500
Vanguard FTSE Developed Markets ETF	438,418	16,019,794
Vanguard FTSE Europe ETF	825,900	39,593,646
		154,332,940
Private Investment Funds (e) — 14.8%
Adage Capital Partners, LP (a) (c) (f)		43,086,288
Canyon Value Realization Fund, LP (a) (c) (f)		79,525,266
Convexity Capital Offshore, LP (a) (c) (f)		38,255,536
Cumulus Fund, Ltd. (a) (c) (f)	37,103	38,345,663
Farallon Capital Institutional Partners, LP (a) (c) (f)		3,891,891
GSA Trend Fund, Ltd. (a) (c) (f)	552,831	53,882,921
Honeycomb Partners, LP (a) (c) (f)		41,135,010
Hudson Bay International, Ltd. (a) (c) (f)	84,375	66,850,693
Lansdowne Developed Markets Fund, Ltd. (a) (c) (f)	223,619	132,834,609
Latimer Light Partners, LP (a) (c) (f)		47,341,856
Man AHL Short Term Trading Limited (a) (c) (f)	19,679,229	20,052,126
OZ Domestic Partners, LP (a) (c) (f)		370,453
QVT Roiv Hldgs Onshore, Ltd. (a) (c) (f)	3,114	2,377,608
Soroban Cayman Fund, Ltd. (a) (c) (f)	37,500	40,161,261
		608,111,181
Total Acquired Funds (Cost $681,752,448)		762,444,121
Publicly Traded Limited Partnerships — 0.0%
KKR & Co., LP	29,188	449,203
Lazard Ltd.	33,124	1,361,065
Total Publicly Traded Limited Partnerships (Cost $2,340,081)		1,810,268
Preferred Stocks — 0.4%
Avianca Holdings SA, 1.33% (Panama)	563,299	676,776
Banco ABC Brasil SA, 7.54% (Brazil)	120,600	516,440
Banco do Estado do Rio Grande do Sul SA, 5.29% (Brazil)	340,274	1,073,780
Bancolombia SA, 3.19% (Colombia)	35,002	320,522
Bayerische Motoren Werke AG, 4.35% (Germany)	1,115	85,521
Centrais Eletricas Brasileiras SA, 0.00% (Brazil) (a)	780,700	6,189,956
Cia de Gas de Sao Paulo – COMGAS, 24.99% (Brazil)	22,828	321,534
Hyundai Motor Co., Ltd., 4.04% (South Korea)	2,338	191,278
Hyundai Motor Co., Ltd., 4.07% (South Korea)	3,372	266,609
Itausa – Investimentos Itau SA, 5.96% (Brazil)	78,985	200,109

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2016

	Number of Shares	Value
Marcopolo SA, 4.42% (Brazil)	43,544	$36,681
Porsche Automobil Holding SE, 1.90% (Germany)	6,587	358,079
Samsung Electronics Co., Ltd., 1.46% (South Korea)	2,385	2,804,522
Samsung SDI Co., Ltd., 1.91% (South Korea) (a)	380	17,169
Sberbank of Russia PJSC, 1.46% (Russia)	188,243	398,691
Volkswagen AG, 0.12% (Germany)	5,305	743,243
Total Preferred Stocks (Cost $12,949,589)		14,200,910

	Number of Contracts	Value
Purchased Option Contracts — 0.0%
Puts — 0.0%
Dynavax Technologies Corp. Strike Price $12.00, Expiring 01/20/17 (United States) (Cost $202,544)	38,000	$266,000

	Number of Units	Value
Disputed Claims Receipt — 0.0%
AMR Corp. (a) (c) (f) (Cost $0)	260,322	$471,183

	Principal Amount	Value
Short-Term Investments — 17.9%
Repurchase Agreement — 7.6%
Fixed Income Clearing Corp. issued on 12/30/16 (proceeds at maturity $315,430,688) (collateralized by US Treasury Notes, due 04/30/17 through 01/31/21 with a total par value of $322,450,000 and a total market value of$321,744,360)
0.030%, 01/03/17
(Cost $315,429,637)	$315,429,637	$315,429,637
US Treasury Bills (g) — 10.3%
US Treasury Bill, due on 01/12/17	90,000,000	89,989,770
US Treasury Bill, due on 01/19/17 (i)	75,000,000	74,984,454
US Treasury Bill, due on 03/30/17 (i)	40,000,000	39,952,800
US Treasury Bill, due on 04/13/17 (i)	100,000,000	99,851,400
US Treasury Bill, due on 04/20/17 (h) (i)	20,000,000	19,968,280
US Treasury Bill, due on 04/27/17 (i)	50,000,000	49,914,900
US Treasury Bill, due on 05/11/17 (h) (i)	50,000,000	49,894,900
Total US Treasury Bills (Cost $424,595,783)		424,556,504
Total Short-Term Investments (Cost $740,025,420)		739,986,141
Total Investments — 99.0% (Cost $3,935,276,657)		4,085,935,055
Other Assets in Excess of Liabilities — 1.0%		41,043,478
Net Assets — 100.0%		$4,126,978,533

Financial Futures Contracts

Number of Contracts	Type	Initial Notional Value/(Proceeds)	Notional Value at December 31, 2016	Unrealized Appreciation/ (Depreciation)
	Long Financial Futures Contracts
	Equity-Related
716	March 2017 S&P 500 e-Mini Index	$80,890,392	$80,055,960	$(834,432)
	Short Financial Futures Contracts
	Foreign Currency-Related
(944)	March 2017 Japanese Yen	(102,322,936)	(101,444,600)	878,336
				$43,904

Forward Currency Contracts

Contract Settlement Date	Counterparty	Contract Amount		Unrealized Appreciation
		Receive	Deliver
11/17/2017	Goldman Sachs International	USD 21,000,000	CNH 148,081,500	$722,482
11/17/2017	Goldman Sachs International	USD 6,000,000	CNH 43,620,000	26,902
				$749,384

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2016

Swap Contracts

Expiration Date	Counterparty	Pay	Receive	Currency	Notional Amount	Unrealized Appreciation/ (Depreciation)
Total Return Swap Contracts
Long Total Return Swap Contracts
07/02/2018	Morgan Stanley Capital Services LLC	1 Month LIBOR plus a specified spread	Alphas Managed Accounts Platform LXII Limited – KCP Segregated Portfolio	USD	$177,513,124	$2,020,020
07/02/2018	Morgan Stanley Capital Services LLC	1 Month LIBOR plus a specified spread	Alphas Managed Accounts Platform LXIII Limited – KGCP Segregated Portfolio	USD	66,694,593	2,207,489
07/30/2018	Morgan Stanley Capital Services LLC	1 Month LIBOR plus a specified spread	Alphas Managed Accounts Platform LXVI Limited – Welton QEP Segregated Portfolio	USD	45,748,815	(947,111)
07/30/2018	Morgan Stanley Capital Services LLC	1 Month LIBOR plus a specified spread	Alphas Managed Accounts Platform LXV Limited – Clinton Quantitative Segregated Portfolio	USD	82,728,180	(4,236,240)
						$(955,842)

ADR	American Depositary Receipt
ASE	American Stock Exchange
BATS	Better Alternative Trading System
CNH	Yuan Renminbi Offshore
CVA	Certification Van Aandelen
EN	Euronext
ENT	Entitlement Shares
ETF	Exchange-Traded Fund
FTSE	Financial Times Stock Exchange
GDR	Global Depositary Receipt
ISE	Italian Stock Exchange
JSE	Johannesburg Stock Exchange
LIBOR	London Interbank Offered Rate
LSE	London Stock Exchange

MOEX	Moscow Exchange
MTF	Multilateral Trading Facility
NYSE	New York Stock Exchange
OTC	Over-the-Counter
PDR	Philippine Depositary Receipt
REIT	Real Estate Investment Trust
SEHK	Stock Exchange of Hong Kong
SPADR	Sponsored ADR
SPGDR	Sponsored GDR
TSX	Toronto Stock Exchange
UNIT	A security with an attachment to buy shares, bonds, or other types of securities at a specific price before a predetermined date.
USD	US Dollar

*	Approximately 5% of the fund's total investments are maintained to cover “senior securities transactions” which may include, but are not limited to forwards, TBAs, options, and futures. These securities are marked-to-market daily and reviewed against the value of the fund's “senior securities” holdings to maintain proper coverage for the transactions.
(a)	Non income-producing security.
(b)	Security exempt from registration under Regulation S of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to investors outside the United States.
(c)	Security is valued in good faith under procedures established by the board of trustees. The aggregate amount of securities fair valued amounts to $664,445,259, which represents 16.1% of the fund's net assets.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid in accordance with procedures approved by the board of trustees.
(e)	Portfolio holdings information of the Private Investment Funds is not available as of December 31, 2016. These positions are therefore grouped into their own industry classification.

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2016
(f)	Restricted Securities. The following restricted securities were held by the fund as of December 31, 2016, and were valued in accordance with the Valuation of Investments as described in Note 2. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers. The fund will bear any costs incurred in connection with the disposition of such securities. The fund monitors the acquisition of restricted securities and, to the extent that a restricted security is illiquid, will limit the purchase of such a restricted security, together with other illiquid securities held by the fund, to no more than 15% of the fund's net assets. All of the below securities are illiquid, with the exception of Canyon Value Realization Fund, LP. TIP’s valuation committee has deemed 10% of Canyon Value Realization Fund, LP to be illiquid in accordance with procedures approved by the TIP board of trustees. The below list does not include securities eligible for resale without registration pursuant to Rule 144A under the Securities Act of 1933 that may also be deemed restricted.

Private Investment Funds	Investment Strategy	Date of Acquisition	Cost	Value
Adage Capital Partners, LP	US Equity	07/01/16	$40,000,000	$43,086,288
Canyon Value Realization Fund, LP	Multi-Strategy	12/31/97 – 04/03/06	23,797,935	79,525,266
Convexity Capital Offshore, LP	Relative Value	02/16/06 – 04/01/13	52,029,177	38,255,536
Cumulus Fund, Ltd.	Commodities-Weather	09/01/16 – 12/01/16	45,000,000	38,345,663
Farallon Capital Institutional Partners, LP	Multi-Strategy	01/01/13	2,984,147	3,891,891
GSA Trend Fund, Ltd.	Trend Following	09/01/16 – 12/01/16	55,000,000	53,882,921
Honeycomb Partners, LP	Long-Short Global	07/01/16 – 09/01/16	40,000,000	41,135,010
Hudson Bay International, Ltd.	Relative Value	07/01/14	67,505,838	66,850,693
Lansdowne Developed Markets Fund, Ltd.	Long-Short Global	06/01/06 – 04/01/13	88,096,421	132,834,609
Latimer Light Partners, LP	Long-Short Global	10/01/15 – 01/01/16	50,000,000	47,341,856
Man AHL Short Term Trading Limited	Currency Trading	08/01/16	20,000,000	20,052,126
OZ Domestic Partners, LP	Multi-Strategy	09/30/03	782,078	370,453
QVT Roiv Hldgs Onshore, Ltd.	Multi-Strategy	01/05/16	3,114,245	2,377,608
Soroban Cayman Fund, Ltd.	Long-Short Global	07/01/16 – 10/01/16	37,500,000	40,161,261
				608,111,181
Disputed Claims Receipt
AMR Corp.		12/09/13	—	471,183
Total (14.8% of Net Assets)				$608,582,364
(g)	Treasury bills and discount notes do not pay interest, but rather are purchased at a discount and mature at the stated principal amount.
(h)	Security or a portion thereof is pledged as initial margin for financial futures contracts.
(i)	Security or a portion thereof is pledged collateral for swap contracts.

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund
Statement of Assets and Liabilities

December 31, 2016
Assets
Investments in securities, at value (cost: $3,619,847,020)	$3,770,505,418
Repurchase agreements (cost: $315,429,637)	315,429,637
Total investments (cost: $3,935,276,657)	4,085,935,055
Advance purchase of investments	28,500,000
Cash denominated in foreign currencies (cost: $11,858,927)	11,352,030
Swap contracts, at value	4,227,509
Unrealized appreciation on forward currency contracts	749,384
Receivables:
Investment securities sold	33,384,483
Capital stock sold	79,729
Dividends and tax reclaims	3,553,328
Interest	1,033,021
Prepaid expenses	90,923
Total Assets	4,168,905,462
Liabilities
Cash overdraft	201,272
Swap contracts, at value	5,183,351
Due to broker for futures variation margin	277,320
Foreign currencies sold short, at value (proceeds $403)	400
Payables:
Capital stock redeemed	15,945,821
Money manager fees	9,291,752
Investment securities purchased	7,915,682
Accrued expenses and other liabilities	2,273,521
Investment advisory and administrative fees	837,810
Total Liabilities	41,926,929
Net Assets	$4,126,978,533
Shares Outstanding (unlimited authorized shares, par value $0.001)	292,338,777
Net Asset Value Per Share	$14.12
Net Assets Consist of:
Capital stock	$4,182,573,857
Distributions in excess of net investment income	(136,198,172)
Accumulated net realized loss on investments	(68,981,698)
Net unrealized appreciation on investments, derivatives, and foreign currencies	149,584,546
$4,126,978,533

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund
Statement of Operations

Year Ended December 31, 2016
Investment Income
Dividends (net of foreign withholding taxes of $3,652,652)	$63,076,879
Interest	7,494,007
Other income	103,114
Total Investment Income	70,674,000
Expenses
Money manager fees	21,884,106
Investment advisory fees	9,393,392
Fund administration fees	5,349,694
Dividends and interest on securities sold short	1,050,939
Administrative fees	888,155
Professional fees	559,371
Chief compliance officer fees	209,062
Miscellaneous fees and other	406,667
Total Expenses	39,741,386
Net Investment Income	30,932,614
Net Realized Gain (Loss) from:
Investments (net of foreign withholding taxes on capital gains of $335,081)	122,676,618
Securities sold short	(5,894,315)
Swap contracts	(22,893,541)
Financial futures contracts	2,216,441
Forward currency contracts and foreign currency-related transactions	(3,164,716)
Options written	1,643,756
Net Realized Gain	94,584,243
Net Change in Unrealized Appreciation (Depreciation) on Investments, Derivatives, and Foreign Currencies	57,084,881
Net Realized and Unrealized Gain on Investments, Derivatives, and Foreign Currencies	151,669,124
Net Increase in Net Assets Resulting from Operations	$182,601,738

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund
Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets From Operations
Net investment income	$30,932,614	$37,089,742
Net realized gain (loss) on investments, derivatives, and foreign currencies	94,584,243	155,972,579
Net change in unrealized appreciation (depreciation) on investments, derivatives, and foreign currencies	57,084,881	(273,492,937)
Net Increase (Decrease) in Net Assets Resulting from Operations	182,601,738	(80,430,616)
Distributions
From net investment income	(13,850,820)	(70,719,253)
From net realized gains	(87,100,676)	(171,416,627)
Return of capital	(121,495,664)	(33,800,548)
Decrease in Net Assets Resulting from Distributions	(222,447,160)	(275,936,428)
Capital Share Transactions
Proceeds from shares sold	86,206,165	193,844,603
Proceeds from distributions reinvested	115,173,284	165,935,356
Entry/exit fees	4,779,031	5,615,932
Cost of shares redeemed	(877,022,191)	(928,658,898)
Net Decrease From Capital Share Transactions	(670,863,711)	(563,263,007)
Total Decrease in Net Assets	(710,709,133)	(919,630,051)
Net Assets
Beginning of year	4,837,687,666	5,757,317,717
End of year	$4,126,978,533	$4,837,687,666
Including distributions in excess of net investment income	$(136,198,171)	$(139,286,384)
Capital Share Transactions (in shares)
Shares sold	6,007,010	12,539,747
Shares reinvested	8,135,478	11,398,382
Shares redeemed	(61,171,510)	(60,665,002)
Net Decrease	(47,029,022)	(36,726,873)

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund
Statement of Cash Flows

Year Ended December 31, 2016
Cash flows provided by (used in) operating activities
Net increase (decrease) in net assets resulting from operations	$182,601,738
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(2,334,822,921)
Investments sold	3,664,745,227
Purchases to cover securities sold short	(126,843,018)
Securities sold short	26,123,392
(Purchase)/Sale of short term investments, net	(449,124,887)
Amortization (accretion) of discount and premium, net	(453,583)
Change in swap contracts, at value	526,768
(Increase)/decrease in advance purchase of investments	(28,500,000)
(Increase)/decrease in deposit with brokers for securities sold short	69,620,640
(Increase)/decrease in due from broker for futures variation margin	(1,283,917)
(Increase)/decrease in unrealized appreciation on forward currency contracts	(749,384)
(Increase)/decrease in interest receivable	228,024
(Increase)/decrease in receivable for dividends and tax reclaims	2,383,887
(Increase)/decrease in prepaid expenses	(23,176)
Increase/(decrease) in payable for foreign currencies sold short	(28,892,009)
Increase/(decrease) in payable for money manager fees	2,642,523
Increase/(decrease) in dividends and interest for securities sold short	(442,031)
Increase/(decrease) in accrued expenses and other liabilities	447,674
Increase/(decrease) in payable for investment advisory and administrative fees	(126,580)
Net realized (gain) loss from investments	(122,676,618)
Net realized (gain) loss from securities sold short	5,894,315
Net change in unrealized (appreciation) depreciation on investments	(54,973,605)
Net cash provided by (used in) operating activities	806,302,459
Cash flows provided by (used in) financing activities
Increase (decrease) in cash overdraft	201,272
Distributions paid to shareholders	(107,273,876)
Proceeds from shares sold	86,646,712
Payment for shares redeemed	(856,817,615)
Net cash provided by (used in) financing activities	(877,243,507)
Net increase (decrease) in cash	(70,941,048)
Cash at beginning of year	82,293,078
Cash at end of year	$11,352,030
Non cash financing activities not included herein consist of reinvestment of distributions of:	$115,173,284
Cash paid for interest expense on securities sold short:	$24,508

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2016

1.  Organization

TIFF Investment Program (“TIP”) is a no-load, open-end management investment company that seeks to improve the net investment returns of its members through two investment vehicles, each with its own investment objective and policies. TIP was originally incorporated under Maryland law on December 23, 1993, and was reorganized, effective December 16, 2014, as a Delaware statutory trust. As of December 31, 2016, TIP consisted of two mutual funds, TIFF Multi-Asset Fund (“MAF” or the “fund”) and TIFF Short-Term Fund, each of which is diversified, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The financial statements and notes presented here relate only to MAF.

Investment Objective

The fund’s investment objective is to attain a growing stream of current income and appreciation of principal that at least offset inflation.

2.  Summary of Significant Accounting Policies

The fund operates as a diversified investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.

The preparation of financial statements in conformity with US generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the reported amounts of increases and decreases in net assets from operations during the reported period, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

Valuation of Investments

Generally, the following valuation policies are applied to securities for which market quotations are readily available. Securities listed on a securities exchange or traded on the National Association of Securities Dealers National Market System (“NASDAQ”) for which market quotations are readily available are valued at their last quoted sales price on the principal exchange on which they are traded or at the NASDAQ official closing price, respectively, on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price, or asked price in the case of securities sold short. Debt securities are valued at prices that reflect broker/dealer-supplied valuations or are obtained from independent pricing services, which consider such factors as security prices, yields, maturities, and ratings, and are deemed representative of market values at the close of the market. Over-the-counter (“OTC”) stocks not quoted on NASDAQ and foreign stocks that are traded OTC are normally valued at prices supplied by independent pricing services if those prices are deemed representative of market values at the close of the first session of the New York Stock Exchange. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value, and short-term debt securities having a remaining maturity of greater than 60 days are valued at their market value. Exchange-traded and OTC options and futures contracts are valued at the last posted settlement price or, if there were no sales that day for a particular position, at the closing bid price (closing ask price in the case of open short futures and written option sales contracts). Forward foreign currency exchange contracts are valued at their respective fair market values. Investments in other open-end funds or trusts are valued at their closing net asset value per share on valuation date, which represents their redeemable value. The fund has established a pricing hierarchy to determine the order of pricing sources utilized in valuing its portfolio holdings. The pricing hierarchy has been approved by the TIP board of trustees (the “board”).

The fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and OTC markets) and the time at which the net asset value of the fund is determined. If the TIP Valuation Committee believes that a particular event would materially affect net asset value, further adjustment is considered.

MAF invests in private investment funds that pursue certain alternative investment strategies. Private investment fund interests held by MAF are generally securities for which market quotations are not readily available. Rather, such interests generally can be sold back to the private investment fund only at specified intervals or on specified dates. The board has approved valuation procedures pursuant to which MAF values its

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2016

interests in private investment funds at “fair value.” If a private investment fund does not provide a value to MAF on a timely basis, MAF determines the fair value of that private investment fund based on the most recent estimated value provided by the management of the private investment fund, as well as any other relevant information reasonably available at the time MAF values its portfolio including, for example, total returns of indices or exchange-traded funds that track markets to which the private investment fund may be exposed. The fair values of the private investment funds are based on available information and do not necessarily represent the amounts that might ultimately be realized, which depend on future circumstances and cannot be reasonably determined until the investment is actually liquidated. Fair value is intended to represent a good faith approximation of the amount that MAF could reasonably expect to receive from the private investment fund if MAF’s interest in the private investment fund was sold at the time of valuation, based on information reasonably available at the time valuation is made and that MAF believes is reliable.

Securities for which market quotations are not readily available or for which available prices are deemed unreliable are valued at their fair value as determined in good faith under procedures established by the board. Such procedures use fundamental valuation methods, which may include, but are not limited to, the analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant.

Fair value is defined as the price that the fund could reasonably expect to receive upon selling an asset or pay to transfer a liability in a timely transaction to an independent buyer in the principal or most advantageous market for the asset or liability, respectively. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of assets and liabilities)

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2016

The following is a summary of the inputs used as of December 31, 2016 in valuing the fund’s assets and liabilities carried at fair value:

TIFF Multi-Asset Fund

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*+	$1,000,440,828	$1,096,108,795	$—	$2,096,549,623
Participation Notes	—	37,009,418	—	37,009,418
Warrants	4,958,358	14,280	—	4,972,638
US Treasury Bonds/Notes	428,224,753	—	—	428,224,753
Exchange-Traded Funds and Mutual Funds	154,332,940	—	—	154,332,940
Private Investment Funds	—	—	608,111,181	608,111,181
Publicly Traded Limited Partnerships	1,810,268	—	—	1,810,268
Preferred Stocks*	—	14,200,910	—	14,200,910
Purchased Options	266,000	—	—	266,000
Disputed Claims Receipt	—	—	471,183	471,183
Short-Term Investments	739,986,141	—	—	739,986,141
Total Investments in Securities	2,330,019,288	1,147,333,403	608,582,364	4,085,935,055
Financial Futures Contracts – Foreign Currency Risk	878,336	—	—	878,336
Swap Contracts – Equity Risk	—	—	4,227,509	4,227,509
Forward Currency Contracts – Foreign Currency Risk	—	749,384	—	749,384
Total Assets	$2,330,897,624	$1,148,082,787	$612,809,873	$4,091,790,284

Liabilities
Financial Futures Contracts – Equity Risk	(834,432)	—	—	(834,432)
Swap Contracts – Equity Risk	—	—	(5,183,351)	(5,183,351)
Total Liabilities	$(834,432)	$—	$(5,183,351)	$(6,017,783)
*	Securities categorized as Level 2 primarily include listed foreign equities whose values have been adjusted with factors to reflect changes to foreign markets after market close.
+	There are securities in this category that have a market value of zero and are categorized as Level 3.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the fund. This does not include transfers between Level 1 investments and Level 2 investments due to the fund utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described earlier within Note 1, international fair value pricing of securities occurs on certain portfolio securities when available. International fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The fund recognizes transfers into and transfers out of the valuation levels at the beginning of the reporting period.

The following is a reconciliation of investments in securities for which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2015	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Balance as of December 31, 2016	Net Change in Unrealized Appreciation (Depreciation) from Investments still held as of 12/31/16 for the period ended 12/31/16
Common Stocks*	$—	$—	$—	$—	$—	$—	$—
Disputed Claims Receipt	426,928	—	44,255	—	—	471,183	44,255
Private Investment Funds	855,166,550	59,336,034	(78,031,446)	250,614,245	(478,974,202)	608,111,181	(87,840,136)
Swap Contracts	—	(22,315,288)	(955,842)	4,431,682,803	(4,409,367,515)	(955,842)	(955,842)
Total	$855,593,478	$37,020,746	$(78,943,033)	$4,682,297,048	$(4,888,341,717)	$607,626,522	$(88,751,723)
*	There are Common Stocks categorized as Level 3 that have a market value of zero.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2016

Securities designated as Level 3 in the fair value hierarchy are valued using methodologies and procedures established by the board, and the TIP Valuation Committee, which was established to serve as an agent of the board. Management is responsible for the execution of these valuation procedures. Transfers to/from, or additions to, Level 3 require a determination of the valuation methodology, including the use of unobservable inputs, by the TIP Valuation Committee.

The TIP Valuation Committee meets no less than quarterly to review the methodologies and significant unobservable inputs currently in use, and to adjust the pricing models as necessary. Any adjustments to the pricing models are documented in the minutes of the TIP Valuation Committee meetings, which are provided to the board on a quarterly basis.

The following is a summary of the procedures and significant unobservable inputs used in Level 3 investments:

Common Stocks, Corporate Bonds, and Disputed Claims Receipt.  Securities for which market quotations are not readily available or for which available prices are deemed unreliable are valued at their fair value as determined in good faith under procedures established by the board. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. On a quarterly basis, the TIP Valuation Committee reviews the valuations in light of current information available about the issuer, security, or market trends to adjust the pricing models, if deemed necessary.

Swap Contracts.  Swap Contracts held are comprised of a basket of underlying marketable investments which the fund may generate a return based on the returns on the fair values of the underlying investments. The adjusted fair value of the net assets within the underlying basket is valued daily by the administrator of a special purpose vehicle (SPV) created by Morgan Stanley Capital Services LLC, the swap counterparty. The TIP Valuation Committee agreed to value per the reporting valuation provided by the administrator and will continue to monitor this valuation.

Private Investment Funds.  Private investment funds are valued at fair value using net asset values received on monthly statements, adjusted for the most recent estimated value or performance provided by the management of the private investment fund. In most cases, values are adjusted further by the total returns of indices or exchange-traded funds that track markets to which the private investment fund is fully or partially exposed, as determined by the TIP Valuation Committee upon review of information provided by the private investment fund. On a quarterly basis, the TIP Valuation Committee compares the valuations as determined by the pricing models at each month-end during the quarter to statements provided by management of the private investment funds in order to recalibrate the market exposures, the indices, or exchange-traded funds used in the pricing models as necessary.

The valuation techniques and significant observable inputs used in recurring Level 3 fair value measurements of assets were as follows:

As of December 31, 2016	Fair Value	Valuation Methodology	Significant Unobservable Inputs	Range	Weighted Average
Common Stocks	$—	Last market price	Discount(%)	100%	100%
Disputed Claims Receipt	471,183	Corporate action model	Future claim awards	—	—
Swap Contracts	(955,842)	Broker quote	Adjusted net asset value	—	—
Private Investment Funds	608,111,181	Adjusted net asset value	Manager estimates	(10.41)% – 3.59%	0.07%
			Market returns*	(10.75)% – 0.12%	(0.29)%
*	Weighted by estimated exposure to chosen indices or exchange-traded funds.

The following are descriptions of the sensitivity of the Level 3 recurring fair value measurements to changes in the significant unobservable inputs presented in the table above:

Common Stocks and Disputed Claims Receipt.  The methodology and unobservable inputs in the above chart reflect the methodology and significant unobservable inputs of securities held at period ended December 31,

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2016

2016. The discount for lack of marketability used to determine fair value may include other factors such as liquidity or credit risk. An increase (decrease) in the discount would result in a lower or higher fair value measurement.

Private Investment Funds.  The range of manager estimates and market returns reflected in the above chart identify the range of estimates and returns used in valuing the private investment funds at period ended December 31, 2016. A significant increase (decrease) in the estimates received from the manager of the private investment funds would result in a significantly higher (lower) fair value measurement. A significant increase (decrease) in the market return weighted by estimated exposures to chosen indices would result in a significantly higher or lower fair value measurement.

The table below details the fund’s ability to redeem from private investment funds that are classified as Level 3 assets. The private investment funds in this category generally impose a “lockup” or “gating” provision, which may restrict the timing, amount, or frequency of redemptions. All or a portion of the interests in these privately offered funds generally are deemed to be illiquid.

	Fair Value	Redemption Frequency	Redemption Notice Period
US Equity (a)	$43,086,288	quarterly	60 days
Multi-Strategy (b)	86,165,218	daily (92%)	2 days
Long-Short Global (c)	261,472,736	monthly (51%), quarterly (16%), semi-annually (15%), 3 year rolling (18%)	45 – 90 days
Relative Value (d)	105,106,229	quarterly	65 – 90 days
Commodities – Weather (e)	38,345,663	monthly	30 days
Trend Following (f)	53,882,921	daily	2 days
Currency Trading (g)	20,052,126	daily	30 days
Total	$608,111,181
(a)	This strategy primarily comprises long positions in US common stock.
(b)	This strategy primarily comprises capital allocated to various strategies based on risk and return profiles. This strategy includes $6,639,952 of redemption residuals that are illiquid.
(c)	This strategy primarily comprises long and short positions in global common stocks.
(d)	This strategy primarily seeks to exploit price differences between similar securities through both long and short positions.
(e)	This strategy primarily comprises long and short positions in commodity related instruments, with a key input being weather forecasts.
(f)	This strategy primarily comprises long and short investments in commodity, equity index, currency, and fixed income futures, based on trailing price movements.
(g)	This strategy primarily comprises long and short positions in currency pairs.

Investment Transactions and Investment Income

Securities transactions are recorded on the trade date (the date on which the buy or sell order is executed) for financial reporting purposes. Interest income and expenses are recorded on an accrual basis. The fund accretes discounts or amortizes premiums using the yield-to-maturity method on a daily basis, except for mortgage-backed securities that record paydowns. The fund recognizes paydown gains and losses for such securities and reflects them in investment income. Inflation (deflation) adjustments on inflation-protected securities are included in interest income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the fund, using reasonable diligence, becomes aware of such dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. The fund uses the specific identification method for determining realized gain or loss on sales of securities and foreign currency transactions.

Income Taxes

There is no provision for federal income or excise tax since the fund has elected to be taxed as a regulated investment company (“RIC”) and intends to comply with the requirements of Subchapter M of the Internal

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2016

Revenue Code of 1986, as amended (the “Code”), applicable to RICs and to distribute substantially all of its taxable income. The fund may be subject to foreign taxes on income, gains on investments, or currency repatriation. The fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned and gains are recognized.

The fund evaluates tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as tax benefits or expenses in the current year. Management has analyzed the fund’s tax positions taken or to be taken on federal income tax returns for all open tax years (tax years ended December 31, 2013 –  December 31, 2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Expenses

Expenses directly attributable to MAF are charged to the fund’s operations; expenses that are applicable to all TIP funds are allocated based on the relative average daily net assets of each TIP fund.

Dividends to Members

It is the fund’s policy to declare dividends from net investment income quarterly and distributions from capital gains at least annually.

MAF has adopted a managed distribution policy that aims, on a best efforts basis, to distribute approximately 5% of the fund’s net assets in the form of dividends and distributions each year. Pursuant to this policy, the fund may make distributions that are ultimately characterized as return of capital.

Dividends from net short-term capital gains and net long-term capital gains of the fund, if any, are normally declared and paid in December, but the fund may make distributions on a more frequent basis in accordance with the distribution requirements of the Code. To the extent that a net realized capital gain could be reduced by a capital loss carryover, such gain will not be distributed. Dividends and distributions are recorded on the ex-dividend date.

Foreign Currency Translation

The books and records of the fund are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

(i)	the foreign currency value of investments and other assets and liabilities denominated in foreign currency are translated into US dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date;
(ii)	purchases and sales of investments, income, and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting net realized and unrealized foreign currency gain or loss is included in the Statement of Operations.

The fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign-currency denominated debt obligations pursuant to US federal income tax regulations; such an amount is categorized as foreign currency gain or loss for income tax reporting purposes.

Net realized gains and losses from foreign currency-related transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the US dollar amount actually received.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2016

Net Asset Value

The net asset value per share is calculated on a daily basis by dividing the assets of the fund, less its liabilities, by the number of outstanding shares of the fund.

3.  Derivatives and Other Financial Instruments

During the year ended December 31, 2016, the fund invested in derivatives, such as but not limited to futures, currency forwards, purchased and written options, and total return swaps for hedging, liquidity, index exposure, and active management strategies. Derivatives are used for “hedging” when TIFF Advisory Services, Inc. (“TAS”) or a money manager seeks to protect the fund’s investments from a decline in value. Derivative strategies are also used when TAS or a money manager seeks to increase liquidity, implement a cash management strategy, invest in a particular stock, bond or segment of the market in a more efficient or less expensive way, modify the effective duration of the fund’s portfolio investments and/or for purposes of total return. Depending on the purpose for which the derivative instruments are being used, the successful use of derivative instruments may depend on, among other factors, TAS’s or the money manager’s general understanding of how derivative instruments act in relation to referenced securities or markets but also on market conditions, which are out of control of TAS or the money manager.

Cover for Strategies Using Derivative Instruments

Transactions using derivative instruments, including futures contracts, written options and swaps, expose the fund to an obligation to another party and may give rise to a form of leverage. It is the fund’s policy to segregate assets to cover derivative transactions that might be deemed to create leverage under Section 18 of the 1940 Act. In that regard, the fund will not enter into any such transactions unless it has covered such transactions by owning and segregating either (1) an offsetting (“covered”) position in securities, currencies, or other derivative instruments or (2) cash and/or liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. When the fund is required to segregate cash or liquid securities, it will instruct its custodian as to which cash holdings or liquid assets are to be marked on the books of the fund or its custodian as segregated for purposes of Section 18 of the 1940 Act. The fund will monitor the amount of these segregated assets on a daily basis and will not enter into additional transactions that would require the segregation of cash or liquid securities unless the fund holds a sufficient amount of cash or liquid securities that can be segregated.

Financial Futures Contracts

The fund may use futures contracts, generally in one of three ways: (1) to gain exposures, both long and short, to the total returns of broad equity indices, globally; (2) to gain exposures, both long and short, to the returns of non-dollar currencies relative to the US dollar; and (3) to manage the duration of the fund’s fixed income holdings to targeted levels. While trades here may be opportunistic in order to rebalance or otherwise adjust the fund’s exposures, generally the fund’s holdings of futures at the end of the year are indicative of the types, number, and magnitude of positions held throughout the year.

Futures contracts involve varying degrees of risk. Such risks include the imperfect correlation between the price of a derivative and that of the underlying security and the possibility of an illiquid secondary market for these securities. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instrument at a set price for delivery at a future date. At the time a futures contract is purchased or sold, the fund must allocate cash or securities as a deposit payment (“initial margin”). An outstanding futures contract is valued daily, and the payment in cash of “variation margin” will be required, a process known as “marking to the market.” Each day, the fund will be required to provide (or will be entitled to receive) variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of a short futures position) in the contract’s value since the preceding day. The daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities. When the contracts are closed, a realized gain or loss is recorded as net realized gain (loss) from financial futures contracts in the Statement of Operations, equal to the difference between the opening and closing values of the contracts.

US futures contracts have been designed by exchanges that have been designated as “contract markets” by the Commodity Futures Trading Commission and such contracts must be executed through a futures

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2016

commission merchant or brokerage firm that is a member of the relevant contract market. Futures contracts may trade on a number of exchange markets, and through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments.

Swap Contracts

The fund may use swaps and generally uses them in the following ways: (1) to gain exposures, both long and short, to the total returns of broad equity indices (2) to gain exposure, both long and short, to the total returns of individual stocks and bonds and (3) to gain long-term exposures to the total returns of selected investment strategies. While swaps falling into the first and third categories are often held for multiple quarters, if not years, swaps in the second category can at times be held for shorter time periods or adjusted frequently based on the managers’ evolving views of the expected risk/reward of the trade.

At year-end 2015, the fund held four total return equity swaps with total notional value of approximately $3 million. During the first quarter of 2016, the fund terminated its use of these swaps. In the second half of the year, the fund entered into four swap contracts in order to indirectly gain exposure to the investment strategies of selected investment advisors. Morgan Stanley Capital Services LLC as the counterparty, MAF entered into a total return swap with respect to each investment strategy to which it sought exposure. Under each swap, MAF receives the return (or pays , if the return is negative) of a special purpose vehicle that invests in accordance with the applicable strategy and pays one-month Libor + an additional interest rate. The four strategies held at year end are described below.

Kynikos Capital Partners (KCP):

The typical portfolio construction is a US focused long-short portfolio. The long portfolio is passive equity exposure (primarily S&P 500, S&P 400, and Russell 2000) and the short portfolio is security-specific positions selected by the manager.

Kynikos Global Capital Partners (KCGP):

Typical portfolio construction is Global looking long-short portfolio. The long portfolio is passive equity exposure (primarily MSCI ACWI and MSCI USA) and the short portfolio is security-specific positions selected by the manager.

Welton Global Quantitative Equity Portfolio (Welton QEP):

The typical portfolio construction is a market neutral statistical arbitrage strategy in which computers attempt to identify and take advantage of small mispricings between stocks across North America and Europe.

Clinton Equity Strategies (CES):

The typical portfolio construction is a market neutral statistical arbitrage strategy in which computers attempt to identify and take advantage of small mispricings between stocks across North America, Latin America, Europe and Asia.

Generally, swap agreements are contracts between a fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through a Futures Commission Merchant and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-US currency, or a “basket” of securities representing a particular index or portfolio of securities and other instruments. Swaps can also be based on credit and other events.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2016

A fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the fund and its counterparty with respect to a particular swap agreement are netted out, with the fund receiving or paying, as the case may be, only the net difference in the two payments. The fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the fund). If the swap agreement does not provide for that type of netting, the full amount of the fund’s obligations will be accrued on a daily basis.

Cleared swaps are subject to mandatory central clearing. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps.

Upon entering into a swap agreement, the fund may be required to pledge to the swap counterparty an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. In certain circumstances, the fund may be required to pledge an additional amount, known as an independent amount, which is typically equal to a specified percentage of the notional amount of the trade. In some instances, the independent amount can be a significant percentage of the notional amount. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the fund, net of the independent amount, if any. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the fund, the amount pledged by the counterparty and available to the fund may not be sufficient to cover all the amounts due to the fund and the fund may sustain a loss. Other risks may apply if an independent amount has been posted.

The fund records a net receivable or payable for the amount expected to be received or paid in the period. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation (depreciation) on investments. The swap is valued at fair market value as determined by valuation models developed and approved in accordance with the fund’s valuation procedures. In addition, the fund could be exposed to risk if the counterparties are unable to meet the terms of the contract or if the value of foreign currencies change unfavorably to the US dollar.

Equity or Total Return Swaps.  An equity swap or total return swap is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. For example, one party agrees to pay the other party the total return earned or realized on the notional amount of an underlying equity security and any dividends declared with respect to that equity security. Similarly, such payments may be based on the performance of an index or a portfolio of securities and other instruments. In return the other party would make payments, typically at a spread to a floating rate, calculated based on the notional amount.

Options

The fund generally uses options to hedge a portion (but not all) of the downside risk in its long or short equity positions and also opportunistically to generate total returns. The fund may also engage in writing options, for example, to express a long view on a security. When writing a put option, the risk to the fund is equal to the notional value of the position. The fund’s holdings of options in the first half of the year were consistent in type, number, and magnitude of positions held in the prior year. In the second half of the year, the fund gradually wound down its positions in options. Refer to written options table on page 43 for information on written option activity during the period.

Generally, an option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security, currency or other instrument (an “underlying instrument”) from the writer of the option (in the case of a call option), or to sell a specified security, currency, or other instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option or at the expiration date of the option. Put and call options that the fund purchases may be traded on a national securities exchange or in the OTC market. All option positions entered into on a national securities exchange

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2016

are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. There can be no assurance that a liquid secondary market will exist for any option purchased.

As the buyer of a call option, the fund has a right to buy the underlying instrument (e.g., a security) at the exercise price at any time during the option period (for American style options) or at the expiration date (for European style options). The fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire unexercised. As the buyer of a put option, the fund has the right to sell the underlying instrument at the exercise price at any time during the option period (for American style options) or at the expiration date (for European style options). Like a call option, the fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire unexercised. When buying options, the fund’s potential loss is limited to the cost (premium plus transaction costs) of the option.

As the writer of a put option, the fund retains the risk of loss should the underlying instrument decline in value. If the value of the underlying instrument declines below the exercise price of the put option and the put option is exercised, the fund, as the writer of the put option, will be required to buy the instrument at the exercise price. The fund will incur a loss to the extent that the current market value of the underlying instrument is less than the exercise price of the put option net of the premium received by the fund for the sale of the put option. If a put option written by the fund expires unexercised, the fund will realize a gain in the amount of the premium received. As the writer of a put option, the fund may be required to pledge cash and/or other liquid assets at least equal to the value of the fund’s obligation under the written put.

The fund may write “covered” call options, meaning that the fund owns the underlying instrument that is subject to the call, or has cash and/or liquid securities with a value at all times sufficient to cover its potential obligations under the option. When the fund writes a covered call option covered by the underlying instrument that is subject to the call, the underlying instruments that are held by the fund and are subject to the call option will be earmarked as segregated on the books of the fund or the fund’s custodian. A fund will be unable to sell the underlying instruments that are subject to the written call option until it either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying instruments from segregation, for example, by segregating sufficient cash and/or liquid assets necessary to enable the fund to purchase the underlying instrument in the event the call option is exercised by the buyer.

When the fund writes an option, an amount equal to the premium received by the fund is included in the fund’s Statement of Assets and Liabilities as a liability and subsequently marked to market to reflect the current value of the option written. These contracts may also involve market risk in excess of the amounts stated in the Statement of Assets and Liabilities. In addition, the fund could be exposed to risk if the counter-parties are unable to meet the terms of the contract or if the value of foreign currencies change unfavorably to the US dollar. The current market value of a written option is the last sale price on the market on which it is principally traded. If the written option expires unexercised, the fund realizes a gain in the amount of the premium received. If the fund enters into a closing transaction, it recognizes a gain or loss, depending on whether the cost of the purchase is less than or greater than the premium received.

For the year ended December 31, 2016, the fund had the following transactions in written options.

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2015	—	$—
Options written	2,321,600	3,441,211
Options terminated in closing purchase transactions	(2,170,600)	(3,172,109)
Options expired	(151,000)	(269,102)
Options assigned	—	—
Options outstanding at December 31, 2016	—	$—

Forward Currency Contracts

At times, the fund enters into forward currency contracts to manage the foreign currency exchange risk to which it is subject in the normal course of pursuing international investment objectives. The primary objective of such transactions is to protect (hedge) against a decrease in the US dollar equivalent value of its foreign securities or the payments thereon that may result from an adverse change in foreign currency exchange rates

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2016

in advance of pending transaction settlements. The fund’s holdings of forward currency contracts at the end of the year were entered into in November, 2016. No other forward positions were held throughout the year.

A forward currency contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, which is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked-to-market daily, and the change in value is recorded by the fund as an unrealized gain or loss. The fund may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the US dollar cost of the original contract and the value of the foreign currency in US dollars upon closing a contract is included in net realized gain (loss) from forward currency contracts on the Statement of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the fund’s Statement of Assets and Liabilities. In addition, the fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the US dollar.

Forward currency contracts held by the fund are fully collateralized by other securities, as disclosed in the accompanying Schedule of Investments. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Short Selling

At times the fund sells securities it does not own in anticipation of a decline in the market price of such securities or in order to hedge portfolio positions. The fund generally will borrow the security sold in order to make delivery to the buyer. Upon entering into a short position, the fund records the proceeds as a deposit with broker for securities sold short in its Statement of Assets and Liabilities and establishes an offsetting liability for the securities or foreign currencies sold under the short sale agreement. The cash is retained by the fund’s broker as collateral for the short position. The fund must also post an additional amount of margin of 50% of the value of the short sale. Additional margin may be required as the value of the borrowed security fluctuates. The liability is marked-to-market while it remains open to reflect the current settlement obligation. Until the security or currency is replaced, the fund is required to pay the lender any dividend or interest earned. Such payments are recorded as expenses to the fund. When a closing purchase is entered into by the fund, a gain or loss equal to the difference between the proceeds originally received and the purchase cost is recorded in the Statement of Operations.

In “short selling,” the fund sells borrowed securities or currencies which must at some date be repurchased and returned to the lender. If the market value of securities or currencies sold short increases, the fund may realize losses upon repurchase in amounts which may exceed the liability on the Statement of Assets and Liabilities. Further, in unusual circumstances, the fund may be unable to repurchase securities to close its short position except at prices significantly above those previously quoted in the market.

Interest Only Securities

The fund may invest in interest only securities (“IOs”), which entitle the holder to the interest payments in a pool of mortgages, Treasury bonds, or other bonds. With respect to mortgage-backed IOs, if the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to recoup fully its initial investment in an IO. The fair market value of these securities is volatile in response to changes in interest rates.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2016

Derivative Disclosure

The fund is a party to agreements which include netting provisions or other similar arrangements. While the terms and conditions of these agreements may vary, all transactions under each such agreements constitute a single contractual relationship, and each party’s obligation to make any payments, deliveries, or other transfers in respect of any transaction under such agreement may be applied against the other party’s obligations under such agreement and netted. A default by a party in performance with respect to one transaction under such an agreement would give the other party the right to terminate all transactions under such agreement and calculate one net amount owed from the defaulting party to the other. The fund is required to disclose positions held at year-end that were entered into pursuant to agreements that allow the fund to net the counterparty’s obligations against those of the fund in the event of a default by the counterparty.

At December 31, 2016, the fund’s derivative assets and liabilities (by contract type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Purchased Options	$266,000	$—
Swap Contracts	4,227,509	(5,183,351)
Forward Currency Contracts	749,384	—
Financial Futures Contracts	878,336	(834,432)
Total derivative assets and liabilities	6,121,229	(6,017,783)
Derivatives not subject to a netting provision or similar arrangement	1,144,336	(834,432)
Total assets and liabilities subject to a netting provision or similar arrangement	$4,976,893	$(5,183,351)

The following table presents the fund’s derivative assets net of amounts available for offset under a netting provision or similar arrangement and net of the related collateral received by the fund as of December 31, 2016:

Counterparty	Derivative Assets Subject to a Netting Provision or Similar Arrangement	Derivatives Available for Offset	Collateral Received	Net Amount
Swaps
Morgan Stanley Capital Services LLC	$4,227,509	$(4,227,509)	$—	$—
Forwards
Goldman Sachs International	749,384	—	620,000	129,384
Total	$4,976,893	$(4,227,509)	$620,000	$129,384

The following table presents the fund’s derivative liabilities net of amounts available for offset under a netting provision or similar arrangement and net of the related collateral pledged by the fund as of December 31, 2016:

Counterparty	Derivative Liabilities Subject to a Netting Provision or Similar Arrangement	Derivatives Available for Offset	Collateral Pledged	Net Amount
Swaps
Morgan Stanley Capital Services LLC	$(5,183,351)	$4,227,509	$(955,842)	$—
Total	$(5,183,351)	$4,227,509	$(955,842)	$—

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2016

The following tables provide quantitative disclosure about fair value amounts of and gains and losses on the fund’s derivative instruments grouped by contract type and primary risk exposure category as of December 31, 2016. These derivatives are not accounted for as hedging instruments.

The following table lists the fair values of the fund’s derivative holdings as of December 31, 2016, grouped by contract type and risk exposure category.

Derivative Type	Balance Sheet Location	Interest Rate Risk	Foreign Currency Risk	Equity Risk	Total
Asset Derivatives
Purchased Options	Investments, at value	$—	$—	$266,000	$266,000
Swap Contracts	Swap contracts, at value	—	—	4,227,509	4,227,509
Forward Currency Contracts	Unrealized appreciation on forward currency contracts	—	749,384	—	749,384
Financial Futures Contracts	Variation margin*	—	878,336	—	878,336
Total Value – Assets		$—	$1,627,720	$4,493,509	$6,121,229
Liability Derivatives
Swap Contracts	Swap contracts, at value	$—	$—	$(5,183,351)	$(5,183,351)
Financial Futures Contracts	Variation margin*	—	—	(834,432)	(834,432)
Total Value – Liabilities		$—	$—	$(6,017,783)	$(6,017,783)
*	Cumulative appreciation (depreciation) of futures contracts is reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table lists the amounts of gains or losses included in net increase in net assets resulting from operations for the period ended December 31, 2016, grouped by contract type and risk exposure category.

Derivative Type	Balance Sheet Location	Interest Rate Risk	Foreign Currency Risk	Equity Risk	Total
Realized Gain (Loss)
Purchased Options	Net realized gain (loss) from Investments	$—	$—	$(2,783,433)	$(2,783,433)
Written Options	Net realized gain (loss) from Options Written	—	—	1,643,756	1,643,756
Swap Contracts	Net realized gain (loss) from Swaps contracts	—	—	(22,893,541)	(22,893,541)
Forward Currency Contracts	Net realized gain (loss) from Forward currency contracts	—	(175,205)	—	(175,205)
Financial Futures Contracts	Net realized gain (loss) from Financial futures contracts	(532,768)	(6,930,206)	9,679,415	2,216,441
Total Realized Gain (Loss)		$(532,768)	$(7,105,411)	$(14,353,803)	$(21,991,982)

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2016

The following table lists the change in unrealized appreciation (depreciation) included in net increase in net assets resulting from operations for the year ended December 31, 2016, grouped by contract type and risk exposure category.

Derivative Type	Income Statement Location	Interest Rate Risk	Foreign Currency Risk	Equity Risk	Total
Change in Appreciation (Depreciation)
Purchased Options	Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	$—	$—	$63,456	$63,456
Swap Contracts	Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	—	—	(526,768)	(526,768)
Forward Currency Contracts	Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	—	749,384	—	749,384
Financial Futures Contracts	Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	104,549	2,041,487	(2,172,876)	(26,840)
Total Change in Appreciation (Depreciation)		$104,549	$2,790,871	$(2,636,188)	$259,232

4. Investment Advisory Agreement, Money Manager Agreements, and Other Transactions with Affiliates

TIP’s board has approved an investment advisory agreement for the fund with TAS. The fund pays TAS a monthly fee calculated by applying the annual rates set forth below to the fund’s average daily net assets for the month:

Assets
On the first $1 billion	0.25%
On the next $1 billion	0.23%
On the next $1 billion	0.20%
On the remainder (>$3 billion)	0.18%

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2016

TIP’s board has approved money manager agreements with each of the money managers. Certain money managers will receive fees based in whole or in part on performance of the money manager’s portfolio. Other money managers will receive management fees equal to a specified percentage per annum of the assets under management by such money manager with a single rate or on a descending scale. Money managers who provided services to the fund and their fee terms during the year ended December 31, 2016 were as follows:

Assets-Based Schedules [a] All paid Monthly
Money Manager/Strategy	Minimum	Maximum	Breakpoints
Amundi Smith Breeden LLC - Beta	0.02%	0.03%	YES
Fundsmith, LLP	0.90%	—	NO
Lansdowne Partners (UK) LLC	0.80%	—	NO
Mondrian Investment Partners Limited	0.30%	0.43%	YES
Neuberger Berman Asia Limited	0.60%	0.90%	YES
Southeastern Asset Management, Inc.*	0.75%	—	YES

Fulcrum Fee Schedules [b] All paid Monthly
Money Manager/Strategy	Floor	Cap	Fulcrum Fee	Benchmark	Excess Return to achieve Fulcrum fee
AJO, LP – Domestic Large Cap	0.10%	0.50%	0.30%	S&P 500 Index	2.00%
Brookfield Investment Management Inc.**	0.50%	2.50%	1.50%	FTSE EPRA/NAREIT Developed Index	5.00%
Marathon Asset Management, LLP – EAFE	0.15%	1.60%	0.88%	MSCI Europe, Australasia, Far East (EAFE) Index	4.24%
Shapiro Capital Management LLC	0.50%	0.95%	0.73%	Russell 2000 Index	3.25%

Blended Asset-Based and Performance-Based Fee Schedules [c]
Asset-Based Portion - All Paid Monthly				Performance-Based Portion - All Paid Annually Except@
Money Manager/Strategy	Minimum	Maximum	Breakpoints	Benchmark/ Hurdle	Performance Fee	Performance Measurement Period	High Water Mark	Cap
AJO, LP – Emerging Markets	—	—	—	MSCI Emerging Markets Small Cap Index (net)	20.2%	Rolling 60 months	NO	1.615%xANA
Amundi Smith Breeden LLC – High Alpha @	0.25%	0.30%	YES	Total Return of 1 month LIBOR + [235bps / 12]	Up to 10% of an accrual account into which 20% of excess return is deposited	Calendar month	NO, however fee is subject to the recovery of prior year losses	NO
Glenhill Capital Advisors, LLC	0.55%	0.75%	YES	Russell 3000 Total Return Index	15%	Calendar year	YES	NO
Hosking Partners LLP	0.28%	—	NO	Blend: 50% MSCI All Country World Index (net dividends reinvested) and 50\% MSCI All Country World Index (gross dividends reinvested)	18%ˆ	Rolling 60 months	NO	NO
Kopernik Global Investors, LLC***	0.10%	—	NO	MSCI All Country World Index (net)	20%	Calendar year	NO	NO
Marathon Asset Management, LLP – EM	0.35%	—	NO	MSCI Emerging Markets Index	20%ˆ	Rolling 36 months	YES	NO
Mission Value Partners, LLC	0.25%	1.00%	YES	Avg monthly change in CPI over 36 months x 12 + spread of 2%-4%	10%ˆ	Rolling 36 months	NO	1.00%
TB Alternative Assets Ltd	0.75%	—	NO	Blend: 50% MSCI China Index and 50% CSI 300 Index	15%	Calendar year	NO	NO
TPH Asset Management LLC****	0.55%	1.00%	YES	Greater of the ending value of a benchmark account based on the performance of the Alerian MLP Total Return Index or the high water mark	20%	Calendar year	YES	NO

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2016
(a)	Fee schedules are based on assets under management, irrespective of performance. The fee rate is applied to average net assets.
(b)	Fee schedules embody the concept of a “fulcrum” fee (i.e., a fee midway between the minimum and the maximum). Actual fees paid to such money managers are proportionately related to performance above or below the fulcrum point. The formula is designed to augment the fee if the portfolio’s excess return (i.e., its actual return less the total return of the portfolio’s benchmark) exceeds a specified level and to reduce the fee if the portfolio’s excess return falls below this level. The fee rate is applied to average net assets.
(c)	The performance-based portion of the fee schedule is generally based on a specified percentage of the amount by which the return generated by the money manager’s portfolio exceeds the return of the portfolio’s benchmark or a specified percentage of the net appreciation of the manager’s portfolio over a hurdle, in certain cases subject to a high water mark, a performance fee cap, or the recovery of prior years’ losses, if any. Total returns are generally computed over rolling time periods of varying lengths and are in most cases determined gross of fund expenses and fees, except custodian transaction charges and, in certain cases, the asset-based fee and/or performance-based fee applicable to the money manager’s account.
*	Southeastern ceased managing assets for the fund as of June 2016.
**	Brookfield ceased managing assets for the fund as of April 2016.
***	Prior to June 1, 2016, Kopernik was compensated based on assets, irrespective of performance, with minimum and maximum breakpoints of 0.50% and 0.65%, respectively.
****	TPH commenced managing assets for the fund as of June 2016 and ceased managing assets as of November 2016.
ˆ	Performance fees earned at performance fee % rate of excess times average net assets.

With respect to MAF’s investments in other registered investment companies, private investment funds, exchange-traded funds, and other acquired funds, MAF bears its ratable share of each such entity’s expenses, including its share of the management and performance fees, if any, charged by such entity through that entity’s NAV. MAF’s share of management and performance fees charged by such entities is in addition to fees paid by MAF to TAS and the money managers.

Pursuant to a series of agreements, State Street Bank and Trust Company (“State Street”) earns a fee for providing core fund administration, fund accounting, domestic custody, and transfer agent services. Fees paid for non-core services rendered by State Street include, but are not limited to, foreign custody and transactional fees, which are based upon assets of the fund and/or on transactions entered into by the fund during the period, and out-of-pocket expenses. Fees for such services paid to State Street by the fund are reflected as fund administration fees on the Statement of Operations.

TAS provides certain administrative services to the fund under a Services Agreement. For these services, the fund pays a monthly fee calculated by applying an annual rate of 0.02% to the fund’s average daily net assets for the month. Fees for such services paid to TAS by the fund are reflected as administrative fees on the Statement of Operations.

TIP has designated an employee of TAS as its Chief Compliance Officer. For these services provided to TIP, which include the monitoring of TIP’s compliance program pursuant to Rule 38a-1 under the 1940 Act, TIP reimburses TAS. MAF pays a pro rata portion of such costs based on its share of TIP’s net assets.

TIP’s board, all of whom are considered “disinterested trustees” as defined in the 1940 Act, serve as volunteers and receive no fees or salary for their service as board members. The independent chair of the board received compensation of $49,114 from MAF for the year ended December 31, 2016 for service as independent chair. As of December 31, 2016, $12,281 remained payable on the Statement of Assets and Liabilities.

5.  Investment Transactions

Cost of investment securities purchased and proceeds from sales of investment securities, other than short-term investments, during the year ended December 31, 2016 were as follows:

	Purchases	Sales
Non-US Government Securities	$2,237,677,064	$3,503,615,109
US Government Securities	208,105,541	188,775,414

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2016

6.  Federal Tax Information

For federal income tax purposes, the cost of investments owned at December 31, 2016, has been estimated since the final tax characteristic cannot be determined until subsequent to fiscal year end. The cost of investments, the aggregate gross unrealized appreciation/(depreciation) and the net unrealized appreciation/(depreciation) on investment securities, other than proceeds from securities sold short, at December 31, 2016 are as follows:

Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Cost
$331,269,462	$(359,523,076)	$(28,253,614)	$4,114,188,669

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses, TIPs deflationary adjustments, income/losses from underlying partnerships, marked-to-market of investments in passive foreign investment companies, and constructive sales.

Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital account based on their federal tax-basis treatment; temporary differences do not require reclassification.

During the year ended December 31, 2016, the fund made the following reclassifications primarily due to foreign currency gains/(losses), swap gains/(losses), TIPs gains/(losses), foreign capital gains tax, and the tax treatment of investments in real estate investment trusts, passive foreign investment companies, and investment partnerships.

Undistributed/ (Distribution in Excess of) Net Investment Income	Accumulated Realized Gain/(Losses)	Paid in Capital
$(13,993,582)	$13,389,752	$603,830

At December 31, 2016, the components of distributable earnings/(accumulated losses) on a tax basis detailed below differ from the amounts reflected in the fund’s Statement of Assets and Liabilities by temporary book/tax differences, largely arising from wash sales, TIPs deflationary adjustments, Alpha swap transactions, partnership income, passive foreign investment companies, financial futures transactions, forward currency contracts, constructive sales, and straddle deferral.

Undistributed (Distribution in Excess of) Ordinary Income	Undistributed Capital Gains	(Accumulated Capital and Other Losses)	Unrealized Appreciation/ (Depreciation) (a)
$ —	$ —	$ —	$(55,595,324)
(a)	Includes unrealized appreciation on investments, short sales, derivatives, and foreign currency-denominated assets and liabilities, if any.

The amount and character of tax basis distributions paid during the years ended December 31, 2016 and December 31, 2015 are detailed below. Certain differences exist from the amounts reflected in the fund’s Statement of Changes in Net Assets primarily due to the character of foreign currency gains/(losses) and net short-term capital gains treated as ordinary income for tax purposes.

2016				2015
Ordinary Income	Long-Term Capital gain	Return of Capital	Total	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
$40,709,969	$60,241,527	$121,495,664	$222,447,160	$95,211,799	$146,924,081	$33,800,548	$275,936,428

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2016

7.  Repurchase Agreements

The fund will engage in repurchase and reverse repurchase transactions under the terms of master repurchase agreements with parties approved by TAS or the relevant money manager.

In a repurchase agreement, the fund buys securities from a counterparty (e.g., typically a member bank of the Federal Reserve system or a securities firm that is a primary or reporting dealer in US Government securities) with the agreement that the counterparty will repurchase them at the same price plus interest at a later date. In certain instances, the fund may enter into repurchase agreements with one counterparty, but face another counterparty at settlement. Repurchase agreements may be characterized as loans secured by the underlying securities. Such transactions afford an opportunity for the fund to earn a return on available cash at minimal market risk, although the fund may be subject to various delays and risks of loss if the counterparty becomes subject to a proceeding under the US Bankruptcy Code or is otherwise unable to meet its obligation to repurchase the securities. In transactions that are considered to be collateralized fully, the securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the repurchase price thereof, including accrued interest.

In a reverse repurchase agreement, the fund sells US Government securities and simultaneously agrees to repurchase them at an agreed-upon price and date. The difference between the amount the fund receives for the securities and the additional amount it pays on repurchase is deemed to be a payment of interest. Reverse repurchase agreements create leverage, a speculative factor, but will not be considered borrowings for the purposes of limitations on borrowings. When a fund enters into a reverse repurchase agreement, it must segregate on its or its custodian’s books cash and/or liquid securities in an amount equal to the amount of the fund’s obligation (cost) to repurchase the securities, including accrued interest.

The following table presents the fund’s repurchase agreements net of amounts available for offset and net of the related collateral received as of December 31, 2016:

Counterparty	Assets Subject to a Netting Provision or Similar Arrangement	Liabilities Available for Offset	Collateral	Net Amount
Fixed Income Clearing Corp.	$315,429,637	$—	$(315,429,637)	$—
Total	$315,429,637	$—	$(315,429,637)	$—

Please see Note 3, Derivatives and Other Financial Instruments, for further discussion of netting provisions and similar arrangements.

8.  Capital Share Transactions

While there are no sales commissions (loads) or 12b-1 fees, MAF assesses entry and exit fees of 0.50% of capital invested or redeemed. These fees, which are paid to the fund directly, not to TAS or other vendors supplying services to the fund, are designed, in part, to protect non-transacting members from bearing the transaction costs, including market impact, that may arise from a transacting member’s purchases, exchanges, and redemptions of MAF shares. They are also designed to encourage investment only by members with a long-term investment horizon. Further, they are designed to discourage market timing or other inappropriate short-term trading by members. The entry and exit fees are assessed irrespective of the length of time a member’s shares are held. These fees are deducted from the amount invested or redeemed; they cannot be paid separately. Entry and exit fees may be waived at TAS’s discretion when the purchase or redemption will not result in significant transaction costs for the fund (e.g., for transactions involving in-kind purchases and redemptions). Such fees are retained by the fund and included in proceeds from shares sold or deducted from distributions for redemptions.

9.  Concentration of Risks

MAF may engage in transactions with counterparties, including but not limited to repurchase and reverse repurchase agreements, forward contracts, futures and options, and total return, credit default, interest rate, and currency swaps. The fund may be subject to various delays and risks of loss if the counterparty becomes insolvent or is otherwise unable to meet its obligations.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2016

The fund engages multiple external money managers, each of which manages a portion of the fund’s assets. A multi-manager fund entails the risk, among others, that the advisor may not be able to (1) identify and retain money managers who achieve superior investment returns relative to similar investments; (2) combine money managers in the fund such that their investment styles are complementary; or (3) allocate cash among the money managers to enhance returns and reduce volatility or risk of loss relative to a fund with a single manager.

The fund invests in private investment funds that entail liquidity risk to the extent they are difficult to sell or convert to cash quickly at favorable prices.

The fund invests in fixed income securities issued by banks and other financial companies, the market values of which may change in response to interest rate fluctuations. Although the fund generally maintains a diversified portfolio, the ability of the issuers of the fund’s portfolio securities to meet their obligations may be affected by changing business and economic conditions in a specific industry, state, or region.

The fund invests in US Government securities. Because of the rising US Government debt burden, it is possible that the US Government may not be able to meet its financial obligations or that securities issued or backed by the US Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.

The fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the US, a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The fund invests in asset-backed and mortgage-backed securities. These investments may involve credit risk, prepayment risk, possible illiquidity, and default, as well as increased susceptibility to adverse economic conditions.

10.  Indemnifications

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

11.  Subsequent Events

Management has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the TIFF Investment Program and Shareholders of
the TIFF Multi-Asset Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the TIFF Multi-Asset Fund (the “Fund”) as of December 31, 2016, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements as of and for the year ended December 31, 2015 and the financial highlights for each of the periods ended on or prior to December 31, 2015 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 29, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Philadelphia, Pennsylvania
March 1, 2017

TIFF Multi-Asset Fund	December 31, 2016
Additional Information (Unaudited)

Change in Independent Registered Public Accounting Firm

TIP’s board selected PricewaterhouseCoopers LLP (“PwC”) to serve as the funds’ independent registered public accounting firm for the funds’ fiscal year ended December 31, 2016. The decision to select PwC was recommended by the funds’ Audit Committee and was approved by TIP’s board on March 15, 2016. During the funds’ fiscal years ended December 31, 2015 and December 31, 2014 and the subsequent interim period through March 15, 2016, neither TIP, the funds, nor anyone on their behalf consulted with PwC on any items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

The decision to dismiss Ernst & Young (“EY”), the funds’ former independent registered public accounting firm, and to select PwC does not reflect any disagreements with or dissatisfaction by the funds, the funds’ Audit Committee or TIP’s board with the performance of EY. EY’s reports on the funds’ financial statements for the fiscal years ended December 31, 2015 and December 31, 2014 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the funds’ fiscal years ended December 31, 2015 and December 31, 2014, and through March 15, 2016, (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the funds’ financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K.

Proxy Voting Policy and Voting Record

A description of the policies and procedures that TIP uses to determine how to vote proxies relating to portfolio securities is available on TIFF’s website at http://www.tiff.org and without charge, upon request, by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month year ended June 30 is also available on the websites noted above and without charge, upon request, by calling 800-984-0084.

Quarterly Reporting

TIP files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. TIP’s Form N-Q is available without charge, upon request, by calling 800-984-0084. This information is also available on the website of the SEC at http://www.sec.gov. TIP’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition TIP’s portfolio holdings are available on a monthly basis on the TIFF website at http://www.tiff.org.

Tax Information Notice

For federal income tax purposes, the following information is furnished with respect to the distributions of MAF, if any, paid during the taxable year ended December 31, 2016.

Qualified dividend income of $40,709,969 represents distributions paid from investment company taxable income for the year ended December 31, 2016, which may be subject to a maximum tax rate of 20%, for those members subject to federal income taxation on fund distributions, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The distributions paid represent the maximum amount that may be considered qualified dividend income.

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TIFF Multi-Asset Fund	December 31, 2016
Index Descriptions

BofA Merrill Lynch US 6-Month Treasury Bill Index comprises a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, six months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

65/35 Mix, calculated by TAS, consists of 65% MSCI All Country World Index and 35% Bloomberg Barclays US Aggregate Bond Index. Weights are rebalanced by TAS at each month-end; those from July 1, 2009, through December 31, 2015, reflected quarter-end rebalancing.

MSCI All Country World IndexSM is a free-float adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. Unlike certain other broad-based indices, the number of stocks included in the MSCI All Country World Index is not fixed and may vary to enable the index to continue to reflect the primary home markets of the constituent countries. MSCI All Country World Index returns include reinvested dividends, gross of foreign withholding taxes through December 31, 2000 and net of foreign withholding tax thereafter.

Consumer Price Index + 5% per annum is based on the Consumer Price Index-All Urban Consumers (CPI- U), a widely recognized measure of US inflation that represents changes in the prices paid by consumers for a representative basket of goods and services. CPI + 5% per annum was selected as the primary benchmark for TIFF Multi-Asset Fund because, in the opinion of TIP’s directors, it reflects the two-fold objectives of maintaining an endowment’s purchasing power (i.e., keeping pace with inflation) while complying with the 5% payout requirement to which most TIFF members are subject.

The MAF Constructed Index (CI) is a blended index now comprised of three broad investment categories, weighted according to policy norms, with each category assigned a benchmark selected by TAS. Effective October 1, 2015, the CI is comprised of the following investment categories and weights: equity-oriented assets (65%), diversifying strategies (hedge funds and other) (20%), and fixed income (including cash)(15%). The benchmarks for the investment categories are MSCI All Country World Index for equity, Merrill Lynch Factor Model for diversifying strategies, and 2/3 Bloomberg Barclays US Intermediate Treasury Index and 1/3 BofA Merrill Lynch US 6-Month Treasury Bill Index for the fixed income category. Performance of the CI generated from July 1, 2009, through September 30, 2015, was reduced by 20 basis points (or 0.20%) per annum, prorated monthly. This reduction reflected an estimate of the costs of investing in the CI’s asset segments through index funds or other instruments. (One cannot invest directly in an index and unmanaged indices do not incur fees and expenses.) The reported performance of the CI would increase in the absence of a 20 basis point reduction. CI weights are rebalanced by TAS at each month-end; those from July 1, 2009, through December 31, 2015, reflected quarter-end rebalancing. Actual weights in MAF tend to vary over time. Historical performance for the CI is not adjusted when the composition of the CI changes. Therefore, past performance reflects the allocations, segment weights, and segment benchmarks that were in place at the time the performance was generated. TAS has changed the composition of the CI over time, including the most recent change (effective October 1, 2015) from a CI comprised of various asset segments to a CI comprised of three broad categories. In the past TAS has changed the CI policy norms (or weights), asset segments, and segment benchmarks. TAS’s on-going review of the CI may cause TAS to make additional changes in the future.

Merrill Lynch Factor Model (“MLFM”) is a model established by Merrill Lynch International that is designed to provide a high correlation to hedge fund beta, which is the component of the performance of a relatively diversified group of hedge funds comprising the HFRI Fund Weighted Composite Index (“HFRI”) that may be correlated to and replicated by non-hedge fund, transparent market measures such as the 6 factors that comprise the MLFM. (The HFRI is designed to reflect hedge fund industry performance through an equally weighted composite of over 2,000 constituent funds.) The MLFM implements an investment strategy intended to track the aggregated performance of the hedge fund universe with liquid, publicly traded components. Using a rules-based, discretion-free algorithm the MLFM allocates long and short exposures to the S&P 500 Total Return Index, the Russell 2000 Total Return Index, the MSCI EAFE US Dollar Net Total Return Index, the MSCI Emerging Markets US Dollar Net Total Return Index, the Euro currency (represented by the EUR-USD Spot Exchange Rate) and cash (represented by the one-month USD LIBOR). On a monthly basis the weights of the

One cannot invest directly in an index, and unmanaged indices do not incur fees and expenses.

TIFF Multi-Asset Fund	December 31, 2016

components are recalculated using a methodology designed to maximize correlation with the HFRI. Weightings for all of the factors may be negative, except with respect to the MSCI Emerging Markets US Dollar Net Total Return Index. The MLFM was launched in June 2006.

The MLFM is not comprised of any hedge fund or group of hedge funds. There is no guarantee that the MLFM will successfully provide the risk/return characteristics of a broad universe of hedge funds, as measured by HFRI or any other hedge fund benchmark, or achieve a high correlation with the HFRI or with hedge fund beta generally. Performance differences between the MLFM and HFRI are expected to be material at times. Source of MLFM: BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch indices “as is,” makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch indices or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend TIFF or any of its products or services.

Bloomberg Barclays US Intermediate Treasury Index includes all publicly issued US Treasury securities that have a remaining maturity greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value.

HFRI Fund Weighted Composite Index is a global, equal-weighted index of over 2,000 single-manager funds. Constituent funds report monthly performance, net of all fees, in US dollars and have a minimum of $50 million under management or a 12-month track record of active performance. The index does not includehedge funds of funds.

Bloomberg Barclays US Aggregate Bond Index covers the US dollar-denominated, investment-grade, fixed-rate, taxable bond market. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. This index is a component of the US Universal index in its entirety.

Russell 2000 Index (Russell 2000 Total Return Index) is a market capitalization weighted index that measures the performance of the small-cap segment of the US equity universe. The index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

S&P 500 Index (S&P 500 Total Return Index) includes 500 companies in leading industries of the US economy, capturing 75% coverage of US equities. The S&P 500 Index is maintained by the S&P Index Committee, based on published guidelines governing additions to and removal from the index. Criteria for index additions include US companies, market capitalization in excess of $4 billion, public float, financial viability, adequate liquidity and reasonable price, sector representation, and company type. Criteria for index removals include violating or no longer meeting one or more criteria for index inclusion.

S&P Midcap 400 index is designed to measure the performance of 400 mid-sized companies in the US, reflecting this market segment’s distinctive risk and return characteristics. Mid-cap exposure generally captures a phase in the typical corporate life cycle in which firms have successfully navigated the challenges specific to small companies, such as raising initial capital and managing early growth. At the same time, mid-caps tend to be quite dynamic and not so large that continued growth is unattainable. As a result, the mid-cap segment may offer aspects of the markets not covered by the large and small-cap worlds.

MSCI USA Index is designed to measure the performance of the large and mid-cap segments of the US market. With 630 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in the US.

One cannot invest directly in an index, and unmanaged indices do not incur fees and expenses.

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TIFF Short-Term Fund	December 31, 2016
Portfolio Management Review (Unaudited)

Strategy Overview

As it seeks to track closely, gross of fees and expenses, the BofA Merrill Lynch US 6-Month Treasury Bill Index, TIFF Short-Term Fund (“STF”) invests almost exclusively in US Treasury bills. Very small fractions of STF’s capital not susceptible to investment in T-bills for administrative reasons get invested routinely in repurchase agreement transactions fully collateralized by US Treasury obligations, with such holdings constituting customarily a small portion of STF’s net assets. Short-term (6-month) US Treasury debt is currently yielding just under 0.5%, as it has been since the December 2016 interest rate hike. If short-term yields remain constant or continue to rise, STF should return to a positive expected return investment, though there can be no assurance that returns will be positive.

Performance Review

The short-term Treasury market produced low yields during 2016 as the Federal Reserve Board continued its longstanding low interest rate policy in an effort to spur economic growth. Just as in 2015, the Federal Reserve Board raised the federal funds target interest rate slightly at the December 2016 Federal Open Market Committee meeting. As would be expected in such an environment, STF produced a slightly positive return of 0.13%, for the year ended December 31, 2016. As noted before in this space, STF’s administrative and rebalancing costs contribute (negatively) to reported performance. The rebalancing portion of these costs results from TIFF Advisory Service’s (“TAS”) effort to keep duration, or interest rate sensitivity, close to that of STF’s performance benchmark, the BofA Merrill Lynch US 6-Month Treasury Bill Index. The benchmark index, which has no rebalancing or administrative costs, returned 0.67% for the year. Staff has the discretion to “roll” holdings not precisely when the benchmark’s constituent securities “roll” but a bit more opportunistically, taking anticipated trading costs and cash on hand plus other variables into account.

TIFF Short-Term Fund	December 31, 2016

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 610-684-8200 or visiting www.tiff.org. While the fund is no-load, management fees and other expenses will apply. Please refer to the prospectus for further details.

Fund Performance (Unaudited)	Total return for the periods ended 12/31/16

	Calendar Year 2016	3-Year Annualized	5-Year Annualized	10-Year Annualized	Annualized Since Inception	Cumulative Since Inception
Short-Term Fund	0.13%	-0.06%	-0.05%	0.79%	2.73%	83.87%
BofA ML US 6-Month T-Bill*	0.67%	0.34%	0.27%	1.16%	2.92%	91.48%

Total return assumes dividend reinvestment. STF’s annualized expense ratio for calendar year 2015 is 0.22% (a regulatory mandate requires the use in this report of the same expense ratio as shown in the latest fund prospectus). The expense ratio reflects fund expenses for the year ended December 31, 2015, which are expected to vary over time. The expense ratio is expressed as a percentage of average net assets. The expense ratio will differ for 2016.

Commencement of operations was May 31, 1994.

*	The BofA Merrill Lynch US 6-Month Treasury Bill Index comprises a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, six months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent or prior 6-month auction, it is also possible for a seasoned 6-month or 1-year Bill to be selected. One cannot invest directly in an index.
Performance of a $50,000 Investment (Unaudited)	Ten year period ended 12/31/16

Past performance is not a guarantee of futures results.

The fund’s performance assumes the reinvestment of all dividends and distributions, but does not reflect the deduction of taxes that a member subject to tax would pay on fund distributions or the redemption of fund shares.

TIFF Short-Term Fund	December 31, 2016
Fund Expenses (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During the Period* 7/1/16 – 12/31/16
1) Actual	$1,000.00	$1,000.30	$1.01
2) Hypothetical	$1,000.00	$1,024.13	$1.02
*	Expenses are equal to the fund’s annualized expense ratio of 0.20% (calculated over a six-month period, which may differ from the fund’s actual expense ratio for the full year), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Summary Schedule of Investments (Unaudited)

US Treasury Bills	96.6%
Repurchase Agreement	3.6%
Total Investments	100.2%
Liabilities in Excess of Other Assets	(0.2)%
Net Assets	100.0%

TIFF Short-Term Fund	December 31, 2016
Financial Highlights

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
For a share outstanding throughout each period
Net asset value, beginning of year	$9.86	$9.87	$9.89	$9.90	$9.90
Income (loss) from investment operations
Net investment income (loss)	0.01	(0.01)	(0.03)	(0.01)	(0.01)
Net realized and unrealized gain on investments	0.00 (a)	0.00 (a)	0.01	0.00 (a)	0.01
Total from investment operations	0.01	(0.01)	(0.02)	(0.01)	(0.00)
Less distributions from
Net investment income	(0.01)	—	—	—	—
Total distributions	(0.01)	—	—	—	—
Net asset value, end of year	$9.86	$9.86	$9.87	$9.89	$9.90
Total return (b)	0.13%	(0.10)%	(0.20)%	(0.10)%	(0.00	)%(c)
Ratios/supplemental data
Net assets, end of year (000s)	$83,729	$97,168	$104,383	$148,294	$136,549
Ratio of expenses to average net assets, after waivers	0.24%	0.22%	0.35%	0.20%	0.20%
Ratio of net investment income (loss) to average net assets	0.15%	(0.09)%	(0.28)%	(0.11)%	(0.09)%
Portfolio turnover (d)	—%	—%	—%	—%	—%
(a)	Rounds to less than $0.01.
(b)	Total return assumes dividend reinvestment.
(c)	The actual return is (0.001)%, which rounds to (0.00)%.
(d)	Because the fund holds primarily securities with maturities at the time of acquisition of one year or less, and such securities are excluded by definition from the calculation of portfolio turnover, the fund’s portfolio turnover rate was 0% of the average value of its portfolio.
Schedule of Investments

	Principal Amount	Value
Investments — 100.2% of net assets
Short-Term Investments — 100.2%
Repurchase Agreement — 3.6%
Fixed Income Clearing Corp. issued on 12/30/16 (proceeds at maturity $3,002,819) (collateralized by US Treasury Note, due 04/30/17 with a total par value of $3,065,000 and a total market value of $3,067,244) 0.030%, 01/03/17
(Cost $3,002,809)	$3,002,809	$3,002,809
US Treasury Bills (a) — 96.6%
US Treasury Bill, due on 02/09/17	18,000,000	17,991,517
US Treasury Bill, due on 02/23/17	2,000,000	1,998,719
US Treasury Bill, due on 03/30/17	1,000,000	998,808
US Treasury Bill, due on 04/13/17	24,000,000	23,963,928
US Treasury Bill, due on 04/27/17	4,000,000	3,993,064
US Treasury Bill, due on 05/11/17	2,000,000	1,995,760

	Principal Amount	Value
US Treasury Bill, due on 05/18/17	$8,000,000	$7,981,824
US Treasury Bill, due on 05/25/17	1,000,000	997,604
US Treasury Bill, due on 06/15/17	6,000,000	5,983,494
US Treasury Bill, due on 06/22/17	15,000,000	14,956,125
Total US Treasury Bills — 96.6% (Cost $80,862,903)		80,860,843
Total Short-Term Investments (Cost $83,865,712)		83,863,652
Total Investments — 100.2% (Cost $83,865,712)		83,863,652
Liabilities in Excess of Other Assets — (0.2)%		(135,070)
Net Assets — 100.0%		$83,728,582
(a)	Treasury bills do not pay interest, but rather are purchased at a discount and mature at the stated principal amount.

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund
Statement of Assets and Liabilities

December 31, 2016
Assets
Investments in securities, at value (cost: $80,862,903)	$80,860,843
Repurchase agreements (cost: $3,002,809)	3,002,809
Total investments (cost: $83,865,712)	83,863,652
Prepaid expenses	1,436
Receivables:
Capital stock sold	99,000
Interest	5
Total Assets	83,964,093
Liabilities
Payables:
Capital stock redeemed	164,750
Accrued professional fees	42,107
Accrued fund administration fees	20,201
Accrued expenses and other liabilities	3,537
Investment advisory and administrative fees	2,590
Distributions	2,326
Total Liabilities	235,511
Net Assets	$83,728,582
Shares Outstanding (unlimited authorized shares, par value $0.001)	8,491,136
Net Asset Value Per Share	$9.86
Net Assets Consist of:
Capital stock	$83,730,663
Accumulated net investment income	890
Accumulated net realized loss on investments	(911)
Net unrealized depreciation on investments	(2,060)
$83,728,582

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund
Statement of Operations

Year Ended December 31, 2016
Investment Income
Interest	$299,009
Total Investment Income	299,009
Expenses
Fund administration fees	62,436
Professional fees	48,159
Shareholder Registration fees	28,168
Investment advisory fees	23,364
Administrative fees	7,788
Chief compliance officer fees	3,738
Miscellaneous fees and other	12,069
Total Expenses	185,722
Net Investment Income	113,287
Net Realized Gain from:
Investments	2,151
Net Realized Gain	2,151
Net Change in Unrealized Appreciation (Depreciation) on Investments	5,660
Net Realized and Unrealized Gain on Investments	7,811
Net Increase in Net Assets Resulting from Operations	$121,098

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund
Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$113,287	$(90,484)
Net realized gain on investments	2,151	31,310
Net change in unrealized appreciation (depreciation) on investments	5,660	(11,674)
Net Increase (Decrease) in Net Assets Resulting from Operations	121,098	(70,848)
Distributions
From net investment income	(112,397)	—
Decrease in Net Assets Resulting from Distributions	(112,397)	—
Capital Share Transactions
Proceeds from shares sold	80,812,812	75,976,275
Proceeds from distributions reinvested	110,071	—
Cost of shares redeemed	(94,370,572)	(83,121,352)
Net Decrease From Capital Share Transactions	(13,447,689)	(7,145,077)
Total Decrease in Net Assets	(13,438,988)	(7,215,925)
Net Assets
Beginning of year	97,167,570	104,383,495
End of year	$83,728,582	$97,167,570
Including accumulated net investment income (loss)	$890	$—
Capital Share Transactions (in shares)
Shares sold	8,188,822	7,702,464
Shares reinvested	11,164	—
Shares redeemed	(9,564,288)	(8,426,771)
Net Decrease	(1,364,302)	(724,307)

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund
Statement of Cash Flows

Year Ended December 31, 2016
Cash flows provided by (used in) operating activities
Net increase (decrease) in net assets resulting from operations	$121,098
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
(Purchase)/Sale of short term investments, net	13,391,593
(Increase)/decrease in interest receivable	(4)
(Increase)/decrease in prepaid expenses	(203)
Increase/(decrease) in accrued expenses and other liabilities	(12,048)
Increase/(decrease) in payable for investment advisory and administrative fees	(615)
Net realized (gain) loss from investments	(2,151)
Net change in unrealized (appreciation) depreciation on investments	(5,660)
Net cash provided by (used in) operating activities	13,492,010
Cash flows provided by (used in) financing activities
Distributions paid to shareholders	—
Proceeds from shares sold	80,713,812
Payment for shares redeemed	(94,205,822)
Net cash provided by (used in) financing activities	(13,492,010)
Net increase (decrease) in cash	—
Cash at beginning of year	—
Cash at end of year	$—
Non cash financing activities not included herein consist of reinvestment of distributions of:	$110,071

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund / Notes to Financial Statements	December 31, 2016

1.  Organization

TIFF Investment Program (“TIP”) is a no-load, open-end management investment company that seeks to improve the net investment returns of its members through two investment vehicles, each with its own investment objective and policies. TIP was originally incorporated under Maryland law on December 23, 1993, and was reorganized, effective December 16, 2014, as a Delaware statutory trust. As of December 31, 2016, TIP consisted of two mutual funds, TIFF Multi-Asset Fund (“MAF”) and TIFF Short-Term Fund (“STF” or the “fund”), each of which is diversified, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The financial statements and notes presented here relate only to STF.

Investment Objective

STF’s investment objective is to attain as high a rate of current income as is consistent with ensuring that the fund’s risk of principal loss does not exceed that of a portfolio invested in six-month US Treasury bills.

2.  Summary of Significant Accounting Policies

The fund operates as a diversified investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.

The preparation of financial statements in conformity with US generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the reported amounts of increases and decreases in net assets from operations during the reported period, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

Valuation of Investments

Short-term debt securities having a remaining maturity of less than one year are valued at amortized cost using straight-line amortization, which approximates fair value, and short-term debt securities having a remaining maturity of greater than one year are valued at amortized cost using yield to maturity amortization.

Fair value is defined as the price that the fund could reasonable expect to receive upon selling an asset or pay to transfer a liability in a timely transaction to an independent buyer in the principal or most advantageous market for the asset or liability, respectively. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of assets and liabilities)

During the year ended December 31, 2016, all of the fund’s investments were valued using Level 1 inputs and, as a result, there were no transfers between any of the fair value hierarchy levels.

Investment Transactions and Investment Income

Securities transactions are recorded on the trade date (the date on which the buy or sell order is executed) for financial reporting purposes. Interest income and expenses are recorded on an accrual basis. The fund accretes discounts or amortizes premiums using the yield-to-maturity method on a daily basis.

TIFF Short-Term Fund / Notes to Financial Statements	December 31, 2016

Income Taxes

There is no provision for federal income or excise tax since the fund has elected to be taxed as a regulated investment company (“RIC”) and intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to RICs and to distribute substantially all of its taxable income.

The fund evaluates tax positions taken or expected to be taken in the course of preparing the fund tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as tax benefits or expenses in the current year. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2013 – December 31, 2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Expenses

Expenses directly attributable to STF are charged to that fund’s operations; expenses that are applicable to all TIP funds are allocated among them based on the relative average daily net assets of each TIP fund.

Dividends to Members

It is the policy of the fund to declare dividends, if any, from net investment income monthly and capital gains distributions at least annually.

Dividends from net short-term capital gains and net long-term capital gains of the fund, if any, are normally declared and paid in December, but the fund may make distributions on a more frequent basis in accordance with the distribution requirements of the Code. To the extent that a net realized capital gain could be reduced by a capital loss carryover, such gain will not be distributed. Dividends and distributions are recorded on the ex-dividend date.

Net Asset Value

The net asset value per share is calculated on a daily basis by dividing the fund’s assets, less its liabilities, by the number of outstanding shares of the fund.

3.  Investment Advisory and Other Agreements, and Other Transactions with Affiliates

TIP’s board of trustees (the “board”) has approved an investment advisory agreement with TIFF Advisory Services, Inc. (“TAS”). The fund pays TAS a monthly fee calculated by applying the annual rates set forth below to the fund’s average daily net assets for the month:

Assets
On the first $1 billion	0.03%
On the next $1 billion	0.02%
On the remainder (> $2 billion)	0.01%

Pursuant to a series of agreements, State Street Bank and Trust Company (“State Street”) earns a fee for providing core fund administration, fund accounting, custody, and transfer agent services. Fees paid for non-core services rendered by State Street include, but are not limited to, transactions entered into by the fund during the period, and out-of-pocket expenses. Fees for such services paid to State Street by the fund are reflected as fund administration fees on the Statement of Operations.

TAS provides certain administrative services to TIP under a Services Agreement. For these services, the fund pays a monthly fee calculated by applying an annual rate of 0.01% to the fund’s average daily net assets for the month. Fees for such services paid to TAS by the fund are reflected as administrative fees on the Statement of Operations.

TIFF Short-Term Fund / Notes to Financial Statements	December 31, 2016

TIP has designated an employee of TAS as its Chief Compliance Officer. For these services provided to TIP, which include the monitoring of TIP’s compliance program pursuant to Rule 38a-1 under the 1940 Act, TIP reimburses TAS. STF pays a pro rata portion of such costs based on its share of TIP’s net assets.

TIP’s board, all of whom are considered “disinterested trustees” as defined in the 1940 Act, serve as volunteers and receive no fees or salary for their service as board members. The independent chair of the board received compensation of $886 from STF for the year ended December 31, 2016 for service as independent chair. As of December 31, 2016 $219 remained payable on the Statement of Assets and Liabilities.

4.  Federal Tax Information

For federal income tax purposes, the cost of investments, the aggregate gross unrealized appreciation/ (depreciation) and the net unrealized appreciation/(depreciation) on investment securities at December 31, 2016 are as follows:

Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Cost
$2,922	$(4,982)	$(2,060)	$80,860,843

Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

During the year ended December 31, 2016, no reclassifications were necessary:

Undistributed/ (Distribution in Excess of) Net Investment Income	Accumulated Realized Gain/(Losses)	Paid in Capital
$—	$—	$—

The components of distributable earnings/(accumulated losses) on a tax basis detailed below could differ from the amounts reflected in the fund’s Statement of Assets and Liabilities by temporary book/tax differences.

Undistributed (Distribution in Excess of) Ordinary Income	Undistributed Capital Gains	(Accumulated Capital and Other Losses)	Unrealized Appreciation/ (Depreciation)	Qualified Late-year Losses
$—	$—	$—	$(2,060)	$—

Certain differences can occur from the amounts reflected in the fund’s Statements of Changes in Net Assets primarily due to the character of net short-term capital gains treated as ordinary income for tax purposes. During the years ended December 31, 2016 and December 31, 2015, there were no such differences.

The amount and character of tax basis distributions paid during the years ended December 31, 2016 and December 31, 2015, are detailed below. Certain differences exist from the amounts reflected in the fund’s Statement of Changes in Net Assets primarily due to the character of foreign currency gains/(losses) and net short-term capital gains treated as ordinary income for tax purposes.

2016				2015
Ordinary Income	Long-Term Capital gain	Return of Capital	Total	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
$112,397	$—	$—	$—	$—	$—	$—	$—

5.  Repurchase Agreements

The fund will engage in repurchase transactions under the terms of master repurchase agreements with parties approved by TAS.

In a repurchase agreement, the fund buys securities from a counterparty (e.g., typically a member bank of the Federal Reserve system or a securities firm that is a primary or reporting dealer in US Government securities) with the agreement that the counterparty will repurchase them at the same price plus interest at a later date. In certain instances, the fund may enter into repurchase agreements with one counterparty, but face another

TIFF Short-Term Fund / Notes to Financial Statements	December 31, 2016

counterparty at settlement. Repurchase agreements may be characterized as loans secured by the underlying securities. Such transactions afford an opportunity for the fund to earn a return on available cash at minimal market risk, although the fund may be subject to various delays and risks of loss if the counterparty becomes subject to a proceeding under the US Bankruptcy Code or is otherwise unable to meet its obligation to repurchase the securities. Securities pledged as collateral for repurchase agreements are held by the custodial bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and the procedures adopted by the fund require that the market value of the collateral, including accrued interest thereon, be at least equal to the value of the securities sold or purchased in order to protect against loss in the event of default by the counterparty.

Counterparty	Assets Subject to a Netting Provision or Similar Arrangement	Liabilities Available for Offset	Collateral	Net Amount
Fixed Income Clearing Corp.	$3,002,809	$—	$(3,002,809)	$—
Total	$3,002,809	$—	$(3,002,809)	$—

6.  Concentration of Risks

The fund may engage in transactions with counterparties, including but not limited to repurchase agreements. The fund may be subject to various delays and risks of loss if the counterparty becomes insolvent or is otherwise unable to meet its obligations.

The fund invests in US Government securities. Because of the rising US Government debt burden, it is possible that the US Government may not be able to meet its financial obligations or that securities issued or backed by the US Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.

From time to time, a fund may have members that hold significant portions of the fund’s outstanding shares. Investment activities of such members could have a material impact on the fund. As of December 31, 2016, TAS, the advisor to the fund, owned 38% of STF.

7.  Indemnifications

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

8.  Subsequent Events

Management has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the TIFF Investment Program and Shareholders of
the TIFF Short-Term Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the TIFF Short-Term Fund (the “Fund”) as of December 31, 2016, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements as of and for the year ended December 31, 2015 and the financial highlights for each of the periods ended on or prior to December 31, 2015 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 29, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Philadelphia, Pennsylvania
March 1, 2017

TIFF Short-Term Fund	December 31, 2016
Additional Information (Unaudited)

Change in Independent Registered Public Accounting Firm

TIP’s board selected PricewaterhouseCoopers LLP (“PwC”) to serve as the funds’ independent registered public accounting firm for the funds’ fiscal year ended December 31, 2016. The decision to select PwC was recommended by the funds’ Audit Committee and was approved by TIP’s board on March 15, 2016. During the funds’ fiscal years ended December 31, 2015 and December 31, 2014 and the subsequent interim period through March 15, 2016, neither TIP, the funds, nor anyone on their behalf consulted with PwC on any items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

The decision to dismiss Ernst & Young (“EY”), the funds’ former independent registered public accounting firm, and to select PwC does not reflect any disagreements with or dissatisfaction by the funds, the funds’ Audit Committee or TIP’s board with the performance of EY. EY’s reports on the funds’ financial statements for the fiscal years ended December 31, 2015 and December 31, 2014 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the funds’ fiscal years ended December 31, 2015 and December 31, 2014, and through March 15, 2016, (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the funds’ financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K.

Proxy Voting Policy and Voting Record

A description of the policies and procedures that TIP uses to determine how to vote proxies relating to portfolio securities is available on TIFF’s website at http://www.tiff.org and without charge, upon request, by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month year ended June 30 is also available on the websites noted above and without charge, upon request, by calling 800-984-0084.

Quarterly Reporting

TIP files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. TIP’s Form N-Q is available without charge, upon request, by calling 800-984-0084. This information is also available on the website of the SEC at http://www.sec.gov. TIP’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition TIP’s portfolio holdings are available on a monthly basis on the TIFF website at http://www.tiff.org.

Trustees and Principal Officers (Unaudited)

The board of TIP comprises experienced institutional investors, including current or former senior officers of leading endowments and foundations. Among the responsibilities of the board are approving the selection of the investment advisor and money managers for TIP; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees; and electing TIP officers.

Each trustee serves the fund until his or her termination, or until the trustee’s retirement, resignation, or death, or otherwise as specified in TIP’s Agreement and Declaration of Trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is 170 N. Radnor Chester Road, Suite 300, Radnor, PA, 19087.

The Statement of Additional Information has additional information regarding the board. A copy is available upon request without charge by calling 800-984-0084. This information is also available on the website of the SEC at http://www.sec.gov.

Independent Trustees

William F. McCalpin
Born 1957 Trustee since February 2008 Board Chair since 2008 2 funds overseen	Principal Occupation(s) During the Past Five Years:
Managing Partner, Impact Investments, Athena Capital Advisors, LLC, an independent registered investment advisor (2016 – present);
Managing Director, Holos Consulting LLC, a consultant to foundations and non-profit organizations (2009 – present); Chair of the Board of
Trustees of The Janus Funds (2008 – present); Trustee of The Janus
Funds (2002 – present) (58 funds overseen). Formerly, Chief Executive
Officer, Imprint Capital Advisors, LLC, an investment advisor exclusively focused on impact investing (2013 – 2015).
Other Directorships: FB Heron Foundation; Mutual Fund Directors Forum.
Craig R. Carnaroli
Born 1963 Trustee since January 2012 2 funds overseen	Principal Occupation(s) During the Past Five Years:
Executive Vice President, University of Pennsylvania.
Other Directorships: University City District; University City Science
Center; Philadelphia Industrial Development Corporation; Visit
Philadelphia; The Connelly Foundation.
Amy B. Robinson
Born 1967 Trustee since September 2013 2 funds overseen	Principal Occupation(s) During the Past Five Years:
Vice President, Chief Financial Officer and Chief Operating Officer, The Kresge Foundation.
Other Directorships: Member of the Detroit Riverfront Conservancy
Audit Committee, Non-Trustee Advisor to the UAW Retiree Medical Benefits Trust Audit Committee, Member of Financial Accounting Standards Board (FASB) Not-For-Profit Advisory Committee, and Member of the Foundation Financial Officers Group.
Mark L. Baumgartner
Born 1969 Trustee since September 2016 2 funds overseen	Principal Occupation(s) During the Past Five Years:
Chief Investment Officer, Institute for Advanced Study, a private, independent academic institution (2014 – present); Direct of Asset Allocation and Risk, Ford Foundation (2009 – 2013).
Other Directorships: Trustee, YMCA Retirement Fund.

Trustees and Principal Officers (Unaudited)

Principal Officers

Richard J. Flannery
Born 1957 President and CEO since September 2003	Principal Occupation(s) During the Past Five Years:
CEO, TIFF Advisory Services, Inc.; President and CEO,
TIFF Investment Program.
Directorships: TIFF Advisory Services, Inc., The Nelson Foundation.
Investment Committee member, Financial Industry Regulatory
Authority (FINRA), Compensation Committee member,
Mercy Investment Services, Inc., and Advisor to the Board, Catholic Investment Services, Inc.
Dawn I. Lezon
Born 1965 CFO and Treasurer since January 2009 (Vice President and Assistant Treasurer, September 2006 – December 2008)	Principal Occupation(s) During the Past Five Years: Vice President/Treasurer, TIFF Advisory Services, Inc.
Kelly A. Lundstrom
Born 1964 Vice President since September 2006	Principal Occupation(s) During the Past Five Years: Vice President, TIFF Advisory Services, Inc.
Richelle S. Maestro
Born 1957 Vice President and Chief Legal Officer since March 2006, Secretary since December 2011	Principal Occupation(s) During the Past Five Years: Vice President/General Counsel, TIFF Advisory Services, Inc. Secretary, TIFF Advisory Services, Inc. (2011 – present).
Christian A. Szautner
Born 1972 CCO since July 2008	Principal Occupation(s) During the Past Five Years: Vice President/Chief Compliance Officer, TIFF Advisory Services, Inc.
Jay L. Willoughby
Born 1958 Chief Investment Officer since December 2015	Principal Occupation(s) During the Past Five Years:
Chief Investment Officer, TIFF Advisory Services, Inc. (2015 – present);
CIO, Alaska Permanent Fund Corp., a sovereign wealth fund of the State of Alaska (2011 – 2015); Co-Managing Partner, Ironbound Capital Management, a global long-short equity hedge fund (2006 – 2011).

TIFF Investment Program

MONEY MANAGERS AND ACQUIRED FUND (“AF”) MANAGERS

TIFF Multi-Asset Fund
AJO, LP
Amundi Smith Breeden LLC
Canyon Capital Advisors LLC (AF)
Convexity Capital Management LP (AF)
Farallon Capital Management, LLC (AF)
Fundsmith, LLP
Glenhill Capital Advisors, LLC
Hosking Partners LLP
Hudson Bay Capital Management LP (AF)
Kopernik Global Investors, LLC
Lansdowne Partners (UK), LLP
Lansdowne Partners Limited (AF)
Latimer Light Capital, LP (AF)
Marathon Asset Management, LLP
Mission Value Partners, LLC
Mondrian Investment Partners Limited
Neuberger Berman Asia Limited
Och-Ziff Capital Management Group (AF)
QVT Financial LP (AF)
Shapiro Capital Management LLC
TB Alternative Assets Ltd. (“Trustbridge”)
TIFF Advisory Services, Inc.

TIFF Short-Term Fund
TIFF Advisory Services, Inc.

ADVISOR TIFF Advisory Services, Inc.

170 N. Radnor Chester Road
Suite 300
Radnor, PA 19087
phone    610-684-8200
fax         610-684-8210

CUSTODIAN
ACCOUNTING AGENT
TRANSFER AGENT
DIVIDEND DISBURSING AGENT
FUND ADMINISTRATOR
State Street Bank and Trust Company
One Iron Street
Boston, MA 02210

FUND DISTRIBUTOR
Foreside Fund Services, LLC
3 Canal Plaza
Suite 100
Portland, ME 04101

FUND COUNSEL
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
PricewaterhouseCoopers LLP
2001 Market Street
Suite 1800
Philadelphia, PA 19103

Investors should consider the investment objectives, risks and charges and expenses of a fund carefully before investing. The prospectus contains this and other information about the funds. A prospectus may be obtained by contacting TIFF at 800-984-0084 or by visiting TIFF’s website at www.tiff.org. Please read the prospectus carefully before investing. The SEC does not approve or disapprove of the securities mentioned in this report. Mutual fund investing involves risk. Principal loss is possible.

Item 2. Code of Ethics

The Registrant has adopted a Code of Ethics that applies to the Chief Executive Officer and Chief Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2016, there were no amendments or waivers granted from any provision of the Code of Ethics. A copy of the Registrant’s Code of Ethics is filed with this Form N-CSR under item 12 (a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Craig R. Carnaroli and Amy B. Robinson, each of whom is “independent” as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	AUDIT FEES: The aggregate fees billed for professional services rendered by the Registrant’s current independent auditors, PricewaterhouseCoopers LLP, for the audit of the Registrant’s annual financial statements for the fiscal year ended December 31, 2016 were $154,100. The aggregate fees billed for professional services rendered by the Registrant’s former independent auditors, Ernst & Young LLP, for the audit of the Registrant’s annual financial statements for the fiscal year ended December 31, 2015 were $152,965. PricewaterhouseCoopers LLP was not the Registrant’s independent auditor during 2015.

(b)	AUDIT-RELATED FEES: Audit-Related Fees are for assurance and related services by the Registrant’s independent accountant that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but are not reported as audit fees. No such fees billed by PricewaterhouseCoopers LLP to the Registrant for the fiscal year ended December 31, 2016. Fees billed by Ernst &Young LLP to the Registrant for the fiscal year ended December 31, 2015 were $3,700. These fees were for the review of the Registrant’s semi-annual report.

(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Ernst & Young LLP, for the fiscal years ended December 31, 2016 and 2015 were $134,935 and $77,495, respectively. These fees were for tax compliance, tax advice, and tax planning, including excise tax distribution and tax return review services.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant for the fiscal years ended December 31, 2016 or 2015.

(e)	(1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant's audit committee has delegated the authority to pre-approve the provision of audit and non-audit services to the chair of the audit committee; provided, however, that such pre-approval of audit or non-audit services is subject to ratification by the full audit committee at their next regularly scheduled audit committee meeting.

(2) Not applicable.

(f)	Not applicable.

(g)	In addition to amounts reported in (a) through (d) above, the aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant, and to the Registrant’s Investment Adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal year ended December 31, 2016 were $205,955. The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant, and to the Registrant’s Investment Adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal year ended December 31, 2015 were $242,235.

(h)	The Registrant’s audit committee of the Board of Trustees has considered the provision of non-audit services rendered to or paid for by the Registrant’s Investment Adviser to be compatible with maintaining the principal accounting firm’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedure for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the reporting period, there were no material changes to the procedures by which members may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant's Chief Executive Officer and Chief Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) (the “1940 Act”) were effective as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics as described in item 2 is attached.

(a)(2) Certification of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable to this filing.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a – 14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TIFF Investment Program

By (Signature and Title)	/s/ Richard J. Flannery
Richard J. Flannery, President and Chief Executive Officer

Date	March 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard J. Flannery
Richard J. Flannery, President and Chief Executive Officer

Date	March 1, 2017

By (Signature and Title)	/s/ Dawn I. Lezon
Dawn I. Lezon, Treasurer and Chief Financial Officer

Date	March 1, 2017